SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[  ] Filed by a Party other than the Registrant
Check the appropriate box:
[X] Preliminary Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Information Statement

Kleenair Systems, Inc.
Commission File Number: 0-29019

Payment of Filing Fee (Check the appropriate box):
[  ]  No fee required

[x] Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011.

(1) Title of each class of securities to which investment applies: Common stock

(2) Aggregate number of securities to which investment applies: ____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rule 457(f)(2), the filing fee is based on the transaction value of US$_________, which is the book value of the target as of October 31, 2005 which is anticipated to be acquired by means of a Asset Purchase, times the fee rate multiplier. Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.0001267.

(4) Proposed Kleenair Systems aggregate value of transaction: $________(based as reported on _______ ).

(5) Total fee paid: $_________

Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Kleenair Systems, Inc.
27121 Aliso Creek Rd., Suite 120
Aliso Viejo, California 92656

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

DEAR SHAREHOLDERS:

We are writing to advise you that Kleenair Systems, Inc., a Nevada corporation, has entered into Asset Purchase Agreement "Asset Purchase Agreement") with Innovay, Inc. ("Innovay"), a privately held California corporation based in Woodland Hills, California and its shareholders, to acquire all of the assets and liabilities of Innovay in exchange for our restricted common shares. After the acquisition is concluded, Innovay will hold a majority of our issued and outstanding stock and we will change our corporate name to "Migami, Inc."

Pursuant to the terms of the Asset Purchase Agreement, we will also affect a reverse split of our issued and outstanding common stock on a 5 to 1 basis. The Asset Purchase Agreement will also result in a change of our business since we intend to become involved in the business of licensing American and European cosmetic and pharmaceutical products in Asia.

The reverse split and name change will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificates of Amendment twenty days after this information statement is first mailed to our shareholders.

The Asset Purchase Agreement was entered into on December 22, 2005, after the unanimous approval by written consent of our Board of Directors, effective December 19, 2005. Our Board of Directors also approved the reverse split, the name change and increase in the number of authorized shares of common stock to 200,000,000 shares in the same written consent. In addition shareholders holding 64.7% of our issued and outstanding shares also approved the Asset Purchase Agreement, reverse split, the name change, and the increase in the number of our authorized common shares by written consent in lieu of a meeting effective on December 19, 2005, in accordance with the requirements of Section 78.320 of the Nevada Revised Statutes.

Our purpose in affecting the reverse split, increasing the number of authorized common shares, and changing our name to "Migami" is to allow us to comply with the terms of The Asset Purchase Agreement we entered into with Innovay. Our purpose in entering into the Asset Purchase Agreement is to acquire the assets of Innovay since we believe that the acquisition of the assets of Innovay will increase our profitability to our stockholders.

As a part of the transaction, all of our current assets and liabilities are being transferred to Kleenair Systems of North America, Inc., our newly formed wholly owned subsidiary. An Option to purchase that subsidiary, with all of our current assets and liabilities, is being granted to Pollution Control, Ltd., a Bahamian corporation (“PCL”), for a total of $1,800,000.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended. This Information Statement is being mailed to you on or about January 7, 2006.

The brief description of the transaction contained in this letter constitutes only a brief summary of the transaction and it is not intended to be complete. The attached Schedule 14C Information Statement, and the accompanying Exhibits, describes in greater detail numerous aspects of the transaction, which are material to our shareholders and the attached Statement should be read in its entirety by our shareholders. This letter is qualified in its entirety by reference to the Statement and the Exhibits attached to the Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE ASSET PURCHASE TRANSACTION WILL RESULT IN A CHANGE IN CONTROL OF US IN THAT INNOVAY WILL OWN A MAJORITY OF OUR ISSUED AND OUTSTANDING STOCK AND AN ASSUMPTION OF INNOVAY'S ASSETS, LIABILITIES AND OPERATIONS BY US.

PLEASE NOTE THAT OUR CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE ASSET PURCHASE, INCREASE IN AUTHORIZED COMMON STOCK, REVERSE SPLIT, AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY OUR CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE TRANSACTIONS.

By order of the Board of Directors,

______________________________
Lionel Simons, President
Los Angeles, California

December 30, 2005

Kleenair Systems, Inc.
27121 Aliso Creek Rd., Suite 120
Aliso Viejo, California 92656
a Nevada corporation

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
MAJORITY IN INTEREST OF OUR SHAREHOLDERS

We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholders, on December 19, 2005, in accordance with the provisions oft Section 78320 of the Nevada Revised Statutes. This action was taken by Lionel Simons, Lester Berriman, David L. Kahn, Jubilee Investment Trust PLC, John M. Zabsky, Peter Newell, and Langley Park Investment Trust PLC., shareholders, who own in excess of the required majority of our issued and outstanding common stock necessary for the adoption of the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about January 7, 2006 to shareholders of record on December 19, 2005. The Information Statement is being delivered only for the purpose of informing you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS IS NOT A SOLICITATION FOR A PROXY.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE ASSET PURCHASE, INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE ASSET PURCHASE TO BE MADE ON THE STATED TERMS, THE INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT, AND THE NAME CHANGE AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

GENERAL

On December 19, 2005, our Board of Directors unanimously approved, subject to shareholder approval, our entry into the Asset Purchase Agreement with Innovay and an amendment to our Articles of Incorporation to change our corporate name to "Migami, Inc.," a 5 to 1 reverse split of our issued and outstanding common stock, and an increase in the number of authorized shares of our common stock to 200,000,000 shares. On December 19, 2005, Lionel Simons, Lester Berriman, David L. Kahn, John M. Zabsky, Peter Newell, Jubilee Investment Trust PLC, and Langley Park Investment Trust PLC, shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the Agreement, the increase in authorized common stock, the reverse split, and the name change. The full text of the Asset Purchase Agreement is attached hereto as Exhibit “A” and the full text of the proposed Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit “B.”

PURPOSE OF ASSET PURCHASE

Our Board of Directors believes it is desirable to enter into the Asset Purchase Agreement with Innovay, a privately held California corporation (“Innovay”) in order to acquire the assets of Innovay. Our Board of Directors believes that the acquisition of the assets of Innovay and our operation of Innovay’s business will increase our profitability and our value to our shareholders.

PROCEDURE FOR APPROVAL OF ASSET PURCHASE; VOTE REQUIRED

Because the corporate actions required by the Asset Purchase Agreement require approval by a majority of our shareholders, a shareholder vote is required by the Nevada Revised Statutes. However, the Nevada Revised Statutes provide that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a written consent, setting forth the action so taken, is signed by the holders of a majority of the issued and outstanding shares entitled to vote.

On December 19, 2005, the record date for determination of the shareholders entitled to receive this Information Statement, there were 63,279,923 shares of common stock issued and outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the reverse split, the increase in the number of authorized shares, and the name change. Our Board, by its unanimous written consent, adopted resolutions approving the Asset Purchase Agreement and the filing of the Certificate of Amendment to our Articles of Incorporation to complete the transaction. By written consent, dated December 19, 2005, seven shareholders, who, in the aggregate, own 40,940,371 shares of our common stock, or 64.7 of the issued and outstanding shares of our common stock, approved the Asset Purchase and the related corporate actions. The seven shareholders were Lionel Simons, Lester Berriman, David L. Kahn, John M. Zabsky, Peter Newell, Jubilee Investment Trust PLC, Pollution Control, Ltd., and Langley Park Investment Trust PLC.

EFFECTIVE DATE OF ASSET PURCHASE

The corporate actions required by the terms of the Asset Purchase will be given effect twenty days after this Information Statement is first mailed to shareholders.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION AND INCREASE IN AUTHORIZED COMMON STOCK

Our Board of Directors believes it is desirable to change the name of the Company to “Migami, Inc.," to comply with the terms of the Asset Purchase Agreement. Our purpose in changing our name reflects the change of business to the pharmaceutical and cosmetics business. We believe that this change to our Articles enables us to complete the acquisition of Innovay’s assets which should increase our profitability and the total value of the corporation to our shareholders. However, there can be no guarantee that the asset purchase will have that result.

PROCEDURE FOR APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK AND NAME CHANGE; SHAREHOLDER APPROVAL REQUIRED

The action to change our corporate name requires amending our Articles of Incorporation. The Nevada Revised Statutes require that in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the issued and outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a written consent, setting forth the action so taken, shall be signed by the holders of a majority of the issued and outstanding shares entitled to vote.

PURPOSE OF CHANGE IN EFFECTING THE REVERSE SPLIT

Our Board of Directors believes it is desirable to effect a 5 to 1 reverse split of our common stock, of which we currently have 63,282,923 shares issued and outstanding, resulting in approximately 12,656,585 shares issued and outstanding. The terms of the Asset Purchase Agreement also require that we issue 18,984,877 shares to Innovay such that Innovay becomes a 60% holder of our issued and outstanding common stock. The Asset Purchase Agreement further provides that an additional 52,733,230 shares of the restricted common stock of KAIR (post-split) upon the occurrence of the following milestones:

(a) Sale of distribution rights for ZenGen and InnoZen products in China, Korea, and/or Japan for $2,000,000 (US). The written agreement shall provide for the payment of $2,000,000 over the initial six (6) months of the Agreement and royalties on actual sale of products. Such sale must be to a bona fide licensee; and

(b) Sale of distribution rights for existing INNOVAY cosmetic products in China, Korea, and/or
Japan for $1,000,000 (US). The written agreement shall provide for the payment of $1,000,000 over the initial six (6) months of the Agreement and royalties on actual sale of products. Such sale must be to a bona fide licensee.

At the time that the above two milestones are achieved, Innovay shall hold 71,718,107 which will be equivalent to approximately 85% of our issued and outstanding shares.

We believe that this change to our Articles enables us to complete the acquisition of Innovay’s assets which should increase our profitability and the total value of the corporation to our shareholders. However, there can be no guarantee that the asset purchase will have that result.

PROCEDURE FOR APPROVAL OF THE REVERSE SPLIT; SHAREHOLDER APPROVAL REQUIRED

In order to affect a reverse split of our outstanding common stock, the approval of a majority of the holders of our common stock is required. The Nevada Revised Statutes provides that any shareholder action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a written consent, setting forth the action so taken, shall be signed by the holders of a majority of the issued and outstanding shares entitled to vote.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decision and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect, and assumes that the newly issued common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code.

•	The reverse stock split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.
•	No gain or loss will be recognized by the Company in connection with the reverse stock split.
•	No gain or loss will be recognized by a shareholder who exchanges all of his shares of current common stock solely for shares of post-reverse split common stock.
•
The aggregate basis of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of current common stock surrendered in exchange therefore.

•
The holding period of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of current common stock surrendered in exchange therefor.

However, tax consequences may be complex and vary from individual to individual. Thus, there can be no assurance that the above tax consequences will be applicable to any individual shareholder. Therefore, current holders of our common stock are advised to consult with their own tax advisers regarding the federal income consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under, state, local and foreign tax laws.

SHAREHOLDER APPROVAL

On December 19, 2005, the record date for determination of the shareholders entitled to receive this Information Statement, there were 63,282,923 shares of common stock issued and outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders.

Thus, we needed the affirmative vote of at least a majority of the issued and outstanding shares of our common stock, or 31,641,462 shares to approve the actions contemplated herein. Our Board, by its unanimous written consent, adopted a resolution approving an amendment to our Articles of Incorporation to effect the name change, the reverse split, and increase our authorized shares of common stock. Our Board also approved the Asset Purchase Agreement in the same written consent.

By Written Consent, dated affective December 19,2005, seven shareholders, owning 40,940,371 shares, or approximately 64.7% of the issued and outstanding shares of our common stock, approved these actions, including approval of the Asset Purchase Agreement, amending our Articles of Incorporation to change our name, increase our authorized common stock, and the reverse split of our outstanding common stock.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit “B.” We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF KLEENAIR SYSTEMS, INC. STOCK

The changes described herein to the shares of common stock of Kleenair Systems, Inc. will be reflected in its stock records by book-entry in Kleenair Systems, Inc.’s records. For those shareholders that hold physical certificates, please do not destroy or send to Kleenair Systems, Inc. your common stock certificates. Those certificates will remain valid for one-fifth of the number of shares shown on the certificate, as a result of the reverse split. Therefore, your existing certificates should be carefully preserved by you.

DISSENTERS’ RIGHTS

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. Additionally, Section 78.3793 of the Nevada Revised Statutes expressly provides that upon a change in the control of the corporation as will occur under the asset purchase agreement, any stockholder other than the acquiring stockholder and other than any stockholder voting for the corporate action giving rise to the change in control shall have dissenter’s rights and may obtain payment of the fair value of his shares in accordance with the terms of the Statute. The Nevada Revised Statutes does not provide for dissenters’ right of appraisal in connection with the name change, increase in authorized common stock, or the reverse split. A copy of the relevant sections of the Nevada Revised Statutes is attached hereto as Exhibit “C.”

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set forth below, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Asset Purchase, the reverse split or the name change which is not shared by all other shareholders of the Company.

Pollution Control, Ltd, one of our shareholders who executed the Written Consent will obtain an Option to Purchase our existing assets and liabilities for $1,800,000. Mr. Simons is a majority shareholder in Pollution Control, Ltd. A copy of the Option is attached to the Asset Purchase Agreement (Exhibit “A” to this Information Statement) as Exhibit “7” to the Asset Purchase Agreement.

John Holt Smith, Esq., who has served as our legal counsel and who was involved in putting together this transaction, is also a significant shareholder in Innovay, Inc. It should be noted that Mr. Smith did not serve as our counsel in connection with finalizing this transaction

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of December 19, 2005, except as noted in the footnotes below, by:

•	Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
•	Each of our executive officers; and
•	Each of our directors.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 19, 2005, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Lionel Simons 36 Corniche Dr. Dana Point, CA 92629	11,208,685 shares president, director	17.71%
Common Stock	Lester Berriman 18871 Portofino Dr. Irvine, CA 92715	2,637,048 shares	4.17%
Common Stock	David L. Kahn 3150 West Fir Avenue, #127 Fresno, California 93711	4,506,932	7.12%
Common Stock	Jubilee Investment Trust PLC 1 Great Cumberland Place London WiH7ZL	10,026,000 shares	15.84%
Common Stock	Langley Park Investment Trust PLC 30 Farrington St. London EC4A4HJ	10,000,000 shares	15.80%
Common Stock	All directors and named executive officers as a group	13,845,733 shares	21.88%

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

SUMMARY TERM SHEET

This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Information Statement and the Exhibits, including the Asset Purchase Agreement, as well as the information we incorporate by reference.

The Companies

KleenAir Systems, Inc., a Nevada corporation (“KAIR”).  We are an Aliso Viejo, California, based development stage company incorporated in Nevada and engaged in the business of developing, testing, and marketing patented technologies to neutralize nitrogen oxide vehicle emissions from gasoline and diesel engines. As a part of the Asset Purchase Agreement, we have formed Kleenair Systems of North America, Inc., a Nevada corporation (“KSNA”), as our wholly owned subsidiary. All of our current assets and liabilities are being transferred to KSNA and KSNA shall have the exclusive right and ability to operate our current business. Lionel Simons and Les Berriman will serve as the sole officers and directors of KSNA and they shall have the exclusive authority to operate its business. An Option has been granted to Pollution Control, Ltd, to acquire KSNA for $1,800,000 to be paid over the five year period after the exercise of the Option. Mr. Simons and Mr. Berriman will continue to operate that business on our behalf until such time as the option to acquire KSNA is exercised or waived. A copy of the Option Agreement is attached to the Asset Purchase Agreement, which is Exhibit “A” to this Statement as Exhibit “7.”

Innovay Inc. a California corporation (“Innovay”). Innovay is a Woodland Hills, California, based company incorporated in California. Innovay’s main focus is the purchase of licensing rights from US and European based pharmaceutical and cosmetics companies and sublicense these rights to Asian pharmaceutical and cosmetics companies. A more detailed description of Innovay’s operations is described in the sections entitled “Anticipated Operations Following the Asset Purchase.”

The sole shareholders in Innovay and their respective stock holdings are as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Marty Goldrod	2,120 shares	.70%
Common Stock	John Park	114,439 shares	37.63%
Common Stock	Jay Park	4,800 shares	1.58%
Common Stock	Tehan Oh	7,825 shares	2.57%
Common Stock	Sandy Lang**	114,439 shares	37.63%
Common Stock	Min Shi	8,480 shares	2.79
Common Stock	Dan Smith	8,480 shares	2.79%
Common Stock	John Holt Smith*	39,586 shares	13.02%
Common Stock	Kyung S. Kim	575 shares	.19%
Common Stock	Jovell USA, Inc.	3,333 shares	1.10%
		304,077 shares	100%

John Holt Smith has acted as our legal counsel on certain matters over the past 10 years.

** Sandy Lang and John Park each own 37.63% of the issued and outstanding shares of Innovay. Together, they own in excess of 75% of the issued and outstanding shares of Innovay. Since Innovay will own a majority of our issued and outstanding shares, Mr. Lang and Mr. Park acting together will be in a position to control our corporate decisions. Also, in the event that Innovay distributes our shares pro rata to its shareholders (assuming that no further stock is issued), Mr. Lang and Mr. Park will hold more than 63.75% of our issued and outstanding common stock between them. A brief description of Mr. Park’s background appears in the portion of this Statement, entitled “Directors and Senior Management of Kleenair Systems Following the Asset Purchase” and a brief description of Mr. Lang’s background follows.

Sandy Lang, age 60, has spent the last 3 years as a consultant to various movie industry companies in the areas of obtaining funding for movies, arranging for worldwide distribution, and developing strategies for taking the client company public. From 1998 through 2002, Mr. Lang was the founder and Chief Executive Officer of Interactive Marketing Technology, Inc., which was involved in marketing various products through infomercials. Mr. Lang took the company public. From 1990 through 1997, Mr. Lang was the president of distribution for Epic Films where he was responsible for worldwide distribution of the company’s films, syndication of the company’s film library, and the development of the company’s marketing activities and campaigns. From 1985 through 1990, Mr. Lang was the executive vice president of New World, where he was responsible for all distribution and for syndication of the company’s television and film projects. After returning from Vietnam, Mr. Lang started his career in the entertainment industry as an actor and a stuntman.

The authorized capital stock of Innovay consists of 1,000,000 shares of common stock. The stock has a par value of $.001 per share. 304,077 shares are issued and outstanding as of the date of this Information Statement.

Pursuant to the terms of the Asset Purchase Agreement, we will acquire all of the assets and liabilities of Innovay for issuance of our shares in the transaction. Initially, Innovay will receive 18,984,877 shares (approximately 60% of our issued and outstanding stock. Thereafter, depending on whether certain milestones are achieved by us, after the asset purchase, Innovay may receive an additional 52,733,230 shares which would give it 71,718,107 shares in the aggregate and which would be equivalent to 85% of our issued and outstanding stock. Following the asset purchase, we will change our name to “MIGAMI, Inc”.

Assets Being Acquired

1.
License and Collaboration Agreement, dated June 15, 2005, between Innovay and ZenGen, Inc., a California corporation, and the Letter Amendments thereto. This Agreement gives Innovay the exclusive right to market pharmaceutical compositions containing certain alpha-melanocyte-stimulating hormone-related peptides synthesized by ZenGen, Inc., in South Korea. Under the Agreement, Innovay is required to pay a royalty of 50% of Net Sales and a license fee of $3,000,000 payable in 4 installments through February 15, 2007. A copy of the Agreement is attached as part of Exhibit “2” to the Asset Purchase Agreement which is attached to this Information Statement as Exhibit “A.”

2.
License Agreement, dated July 18, 2005, between Innovay and InnoZen, Inc., a Delaware corporation. This Agreement gives Innovay the exclusive right to market certain proprietary products of InnoZen in China, Japan, and South Korea. The products consist of certain specified pharmaceutical items. Under the Agreement, Innovay is required to pay a royalty on Net Sales and a license fee of $750,000. A copy of the Agreement is attached as part of Exhibit “2” to the Asset Purchase Agreement which is attached to this Information Statement as Exhibit “A.”

3. Proprietary cosmetic formulations used to manufacture Innovay’s cosmetic products.

4.	$110,000 in accounts receivable from cosmetic distribution in Korea and $44,800 in accounts receivable from cosmetic distribution in Japan.

5.
$520,229 in marketable securities. This amount is being held in escrow. $500,000 of this amount belongs to the company and the remainder belongs to Sandy Lang. In the event that the market value decreases below $500,000, Mr. Lang must contribute additional securities in order to net $500,000. In the event that the securities are sold for more than $500,000, the overage must be returned to Mr. Lang.

6.	Uncollected subscription amounts for $197,040. Innovay anticipates that this amount will be collected over the next several weeks.

7. A deposit of $15,000 with Spencer Edwards.

8. Office equipment of the approximate value of $1,596.

9. A relatively small amount of operating capital. This amount varies from day to day.

Liabilities Being Assumed

1. Trade payables of $202,405. This amount varies from time to time.

2. A loan from an Innovay shareholder in the mount of $19,208.

3
$3,456,725 in royalty payments due on the ZenGen and Innozen licenses. These amounts are payable over the next approximately fifteen (15) months. See the agreements attached to Exhibit “2” to the Asset Purchase Agreement which is Exhibit “A” to this Statement.

4
There is a contingent liability to Mr. Lang based upon the ultimate sales price of the marketable securities contributed by him. In the event that the securities are sold for more than $500,000, any amount over $500,000 shall be returned to Mr. Lang.

THE APPROVAL OF THE ASSET PURCHASE AGREEMENT WILL RESULT IN A CHANGE IN CONTROL OVER US IN THAT INNOVAY WILL HOLD A MAJORITY OF OUR ISSUED AND OUTSTANDING SHARES, A CHANGE IN OUR THE MANAGEMENT FROM CURRENT MANAGEMENT TO MANAGEMENT APPOINTED BY INNOVAY, AND THE ASSUMPTION OF INNOVAY'S ASSETS, OPERATIONS, AND LIABILITIES BY US.

Preexisting Relationships

We did not have any preexisting relationship with Innovay prior to entering into the Asset Purchase Agreement. To the best of our knowledge, other than Min Shi, John Holt Smith, and Dan Smith, none of KleenAir’s shareholders hold shares in Innovay and no KleenAir shareholder owns any beneficial interest in Innovay.

Structure of the Asset Purchase Agreement

At the closing of the Asset Purchase Agreement:

1. We will acquire all of the assets of Innovay and assume all of its liabilities.

2. We will issue 18,984,877 shares of our restricted common stock to Innovay in exchange for the assets and liabilities of Innovay.

3. Immediately after the closing, our current management will resign and new officers and directors will be appointed at Innovay’s direction. Our new management will consist of former Innovay management and will be able to manage our new business which is being acquired from Innovay. However, current management will continue to manage KSNA.

Thereafter, upon the satisfaction of certain specified conditions, we will issue an additional 52,735,771 shares of our common stock to Innovay. This will result in approximately 84,374,692 shares of our common stock being issued and outstanding. Following the conclusion of the initial transactions described herein above, our significant shareholders will be as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Innovay, Inc.* 6429 Independence Avenue Woodland Hills, California 91367	71,718,107	85%
Common Stock	Lionel Simons 36 Corniche Dr. Dana Point, CA 92629	2,241,737	2.66%
Common Stock	Jubilee Investment Trust PLC 1 Great Cumberland Place London WiH7ZL	2,005,200	2.38%
Common Stock	Langley Park Investment Trust PLC 30 Farrington St. London EC4A4HJ	2,000,000	2.37%
Common Stock	All directors and named executive officers as a group	0	0%

* After the closing, Innovay intends to distribute our shares to its shareholders, pro rata, in accordance with all applicable securities laws.

We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Act”) in regard to the shares we anticipate issuing pursuant to the Asset Purchase. We believe this offering qualifies as a “business combination” as defined by Rule 501(d). Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506 and that the purchasers are acquiring the shares for their own account and not for distribution. .

Our Reasons for the Asset Purchase Agreement

Our board of directors considered various factors in approving the Asset Purchase Agreement, including:

•	its inability to expand its current level of operations;
•	the business operations and financial resources possessed by Innovay;
•	Innovay's prospects for the future;
•	the quality and experience of management services available and the depth of Innovay management;
•	Innovay’s potential for growth or expansion;
•	Innovay’s profit potential; and
•	an anticipated increase in stockholder value as a result of the Asset Purchase.

Our board of directors also considered various factors relating to our current operations, but primarily that we have not been able to manage our existing business and operations to achieve profitability. In considering the Asset Purchase Agreement with Innovay, our board of directors anticipated that this lack of profitability was likely to continue for the foreseeable future. Given those circumstances, our board decided that our best course of action for our shareholders was to enter into, and to conclude, the proposed Asset Purchase Agreement with Innovay. In agreeing to the Asset Purchase, our board of directors hoped that by relinquishing control of us to new management appointed by Innovay and adopting Innovay’s assets and operations, new value would eventually be added to us and to our shareholders. KAIR’s board of directors reached this conclusion after analyzing Innovay’s operations, intellectual property and managerial resources, which are described in more detail below. KAIR’s board of directors believes that acquiring Innovay’s potential for profitable operations by means of the Asset Purchase Agreement was the best opportunity to increase value to our shares for our shareholders. Our board of directors did not request a fairness opinion in connection with the Asset Purchase.

Innovay’s Reasons for the Asset Purchase Agreement

Innovay’s board of directors considered various factors in approving the Asset Purchase Agreement, including:

•	increase market liquidity for Innovay shareholders;
•	the ability to use registered securities to make acquisition of assets or businesses;
•	increased visibility in the financial community;
•	enhanced access to the capital markets;
•	improved transparency of operations; and
•	perceived credibility and enhanced corporate image of being a publicly traded company.

Innovay’s board of directors did not request a fairness opinion in connection with the Asset Purchase.

Risk Factors

This information statement contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may" or "should" or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

The Asset Purchase entails several risks, including:

•
Upon completion of the Asset Purchase, we will assume Innovay’s plan of operation, which may require substantial additional funds to fully implement. Innovay’s management anticipates that after giving effect to the Asset Purchase, substantial additional funds may be required to implement its business plan. However, there can be no assurance that management will be successful in raising such additional capital.

•
Our current stockholders will be diluted by the shares issued as part of the Asset Purchase and may be diluted by future issuances of shares to satisfy our working capital needs. We are issuing 18,984,877 shares of our common stock to the shareholders in Innovay as part of the Asset Purchase. The above issuances, along with anticipated issuances to raise working capital, will reduce the percentage ownership of our current stockholders to 40% of the issued outstanding shares of our common stock.

•	The market price of our common stock may decline as a result of the Asset Purchase if the integration of our business and Innovay’s business is unsuccessful.
•
The stockholders of Innovay will own approximately 60% of our common stock following completion of the Asset Purchase, which will severely limit the ability of other stockholders to influence corporate matters.

•
Innovay has no operating history and there can be no assurance that its plan of operations will prove successful. Therefore, there can be no assurance that our following of Innovay’s plan of operations will ever generate a profit or increase our value.

Risks Related to Innovay’s Business

Risks related to owning our common stock:

Innovay will own approximately 60% of our outstanding common stock at the conclusion of the Asset Purchase, allowing Innovay to control matters requiring approval of our shareholders.

Innovay holds approximately 60% of our issued and outstanding shares of common stock following the conclusion of the Asset Purchase. Such concentrated control of us may adversely affect the price of our common stock. Innovay will control all matters requiring approval by our security holders, including the election of directors. It will also make it virtually impossible to have meaningful input with respect to corporate decisions. Such concentrated control may also make it difficult for our shareholders to receive a premium for their shares of our common stock in the event we merge with a third party or enter into different transactions which require shareholder approval. In addition, certain provisions of the Nevada Revised Statutes could have the effect of making it more difficult or more expensive for a third party to acquire, or of discouraging a third party from attempting to acquire, control of us in the future.

Because our common stock will be subject to the "penny stock" rules, the level of trading activity in our stock may be reduced, which may make it difficult for investors in its common stock to sell their shares.

Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks, like shares of our common stock, generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on NASDAQ. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell these securities to persons other than established customers and "accredited investors" must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.

Interests of Directors, Executive Officers and Principal Stockholders in the Asset Purchase

Some of the directors and executive officers of Innovay have interests in the Asset Purchase that are different from, or are in addition to, the interests of its shareholders. These interests include positions as directors or executive officers of Kleenair Systems following the Asset Purchase, potential benefits under employment or benefit arrangements as a result of the Asset Purchase, and potential severance and other benefit payments in the event of termination of employment following the Asset Purchase. On December 19, 2005, Innovay’s directors, executive officers, and their affiliates owned approximately 100% of Innovay common stock entitled to vote on adoption of the Asset Purchase Agreement

Directors and Senior Management of Kleenair Systems Following the Asset Purchase

Following completion of the Asset Purchase, our current Board of Directors and officers will resign and a new Board of Directors will be designated by Innovay.

Board of Directors
Name	Title
John Park	Director
Barry Alter, DDS, MS	Director
Larry Oliver, RpH	Director
Dr. Young Suh, DDS, MS	Director
Marty Goldrod	Director

It is also anticipated that our new board of directors will appoint the following new officers:

Officers
Name	Title
John Park	President, Chief Executive Officer, Chief Financial Officer
Marty Goldrod	Secretary

The following is a brief biography of the anticipated new directors and officers.

John Park
John Park, age 38, has served as the president of Innovay since January, 2005. Prior to joining Innovay, from February 2003 to January, 2005, Mr. Park worked as Vice President of Mira Life Group, a cosmetic company, where he raised capital for market launch and distribution in Asia. From 1997 to February 2003, Mr. Park was the Chief Marketing Director of Paradigm Capital Management, a JK Park Fund. Previously, Mr. Park managed a large portfolio of funds investing in various different hedge funds. Mr. Park holds a BS and MBA from Brigham Young University.

Marty Goldrod
Marty Goldrod, age 64, has recently joined Innovay. Prior to joining Innovay, Mr. Goldrod served as the President and CEO of Interactive Marketing Technology, Inc., a publicly traded corporation, specializing in the creation and development of infomercials. Mr. Goldrod previously served as President of his own record label, Allegiance Records, for ten years as well as having been at the senior executive level in the music industry. Mr. Goldrod majored in business administration at San Francisco State College.

Barry Alter, DDS, MS
Barry Alter, DDS, MS, age 70, practiced orthodontics in his private practice in San Fernando Valley, California for 21 years. Dr. Alter served as a member of the American Dental Association, San Fernando Valley Dental Society, American Association of Orthodontics, California Society of Orthodontists, and the Valley Orthodontic Study Group. Dr. Alter is currently the President and Owner of Capital Performance Group, Inc., a Registered Investment Advisory Firm and has developed a network of high net worth individuals who rely on him for financial expertise. Dr Alter holds a BS degree in Pharmacy from the Brooklyn College of Pharmacy at Long Island University, a DDS degree from the NYU School of Dentistry, and an MS Graduate Study of Orthodontics at Marquette University.

Larry Oliver, RpH
Larry Oliver, age 60, is the President & CEO of Triad Pharmacy Inc which is a compounding pharmacy focusing on the development of new products, specializing in Bio-identical Hormone Replacement Therapy for both men and women, Pain Management, Veterinary Medicine and Wound Care. Mr. Oliver has worked as a consultant for different hospitals and nuclear pharmacy companies both established and start-ups and was also the President & CEO of Diamed, Inc., a medical equipment provider. Mr. Oliver holds a BS degree in Chemistry, Biology, and Physics from the University of North Dakota, a BS degree in Pharmacy from North Dakota State University, and a Residency Graduate Degree in Nuclear Pharmacy from the University of New Mexico.

Dr. Young Suh, DDS, MS
Young Suh, DDS, MS, age 45, is presently an Associate Professor in Advanced Periodontics and Implant Surgery Department as well as maintaining a private dental practice in Periodontics and Implant Surgery in Los Angeles. In addition to his well-established expertise, Dr. Suh’s academic credentials provide him entry into the Asian pharmaceutical marketplace through his seminars, conferences and speaking engagements. Dr. Suh holds DDS and MS degrees from the Loma Linda Dental School at Loma Linda University.

KNSA will continue to be managed by Mr. Simons and Mr. Berriman in accordance with the terms of the Option Agreement.

There is no family relationship between any of our current and proposed officers and directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with any of the proposed new officers or directors so enjoined.

Regulatory Approval

Except for the filing of this Information Statement and the mailing of a copy to all our shareholders and the filing of an amendment to our Articles of Incorporation with the Nevada Secretary of State, there is no federal or state regulatory requirement with which we must comply and there is no required federal or state approval.

Reports, Opinions Appraisals

No report, opinion, or appraisal materially relating to this transaction has been obtained by us.

Past Contacts, Transactions, or Negotiations,

In August, 2005, we entered into a similar asset purchase agreement with Innovay and filed a 14C Information Statement. The 14C Information Statement was withdrawn in order to enable Innovay to obtain an audited financial statement and the August Asset Purchase Agreement was cancelled by the parties, after an Innovay audited financial was obtained, the parties renegotiated an Asset Purchase and executed a new Asset Purchase Agreement on December 22, 2005. A copy is attached to this Information Statement as Exhibit “A.” Except for the cancelled August, 2005, Asset Purchase Agreement, there has been no prior contacts, negotiations, or transactions between the parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT IMMEDIATELY FOLLOWING THE ASSET PURCHASE

We currently have 100,000,000 authorized shares of our common stock and 63,282,923 issued and outstanding shares of our common stock. After the 5 to 1 reverse split, there will be 12,656,585 shares of common stock issued and outstanding. Pursuant to the terms of the Asset Purchase, we anticipate that 18,984,877 shares of common stock will be issued to Innovay, which will result in approximately 31,641,462 shares of common stock being issued and outstanding after giving effect to the Asset Purchase Agreement. Also, the number of our authorized shares of common stock will be increased to 200,000,000.

There are currently no issued and outstanding preferred shares and we do not anticipate that any will be issued as a result of the Asset Purchase Agreement.

APPROVAL OF THE ASSET PURCHASE WILL RESULT IN A CHANGE IN CONTROL FROM OUR MANAGEMENT TO CONTROL BY INNOVAY'S MANAGEMENT AND THE ASSUMPTION OF INNOVAY'S OPERATIONS AND LIABILITIES.

The following table sets forth certain information regarding the beneficial ownership of our common stock after giving effect to the Asset Purchase and the reverse split by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Innovay, Inc. 6429 Independence Avenue Woodland Hills, California 91367	18,988,877	60%
Common Stock	Lionel Simons 36 Corniche Dr. Dana Point, CA 92629	2,241,737	7.08%
Common Stock	Jubilee Investment Trust PLC 1 Great Cumberland Place London WiH7ZL	2,005,200	6.34%
Common Stock	Langley Park Investment Trust PLC 30 Farrington St. London EC4A4HJ	2,000,000	6.32%
Common Stock	All officers and directors as a group*	no shares directly owned	0%

* This excludes shares held beneficially by Mr. Simons and Mr. Berriman who are officers and directors of KSNA.

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of Innovay’s common stock shown as beneficially owned by him.

Interests of Directors, Executive Officers and Principal Stockholders of Innovay in the Asset Purchase

Some of the directors and executive officers of Innovay have interests in the Asset Purchase that are different from, or are in addition to, the interests of their shareholders. These interests include positions as our directors or executive officers following the Asset Purchase, potential benefits under employment or benefit arrangements as a result of the Asset Purchase, and potential severance and other benefit payments in the event of termination of employment following the Asset Purchase. On December 19, 2005, Innovay’s directors, executive officers and their affiliates owned approximately 100% of the issued and outstanding Innovay common stock entitled to vote on adoption of the Asset Purchase Agreement.

Anticipated Operations Following the Asset Purchase

DESCRIPTION OF INNOVAY’S BUSINESS

Innovay, Inc. (“Innovay”) is a California corporation which was formed on November 23, 2004. The Company’s main focus is to acquire licensing rights for pharmaceutical and cosmetic products and technologies from United States and Europe to be sublicensed in Asia. The Company's strategy is to build a strong portfolio of licensed technologies and products through alliances with North American and European pharmaceutical and cosmetics firms, while building a strong distribution channel by partnering with Asian pharmaceutical companies.

The Pharmaceutical Market
Historically, pharmaceutical drugs have been developed in the US and Europe and have been exported to Asia and other third world countries. Asian pharmaceutical companies have generally not invested significant money in R&D and rather have elected to use intermediaries as a source for new products. Therefore, there is a significant opportunity for Innovay to fill that demand for new product development through licensing rights and sublicenses. Innovay’s priority is to identify drugs that are currently unavailable in Asian countries, buy the licensing rights and then sublicense them in Asia. Due to the population growth in Asia, Innovay believes that there will be strong, continuous growth in the Asian pharmaceutical market.

Recent IMS Health forecasts predict global pharmaceutical market growth of 6-7% (at a constant US dollar rate) in 2006, to a total size of $640-650 billion. IMS states several factors that drive this performance. A few of them being anticipated patent loss, a generic introduction for six new products, and continued local government efforts to reduce drug expenditures and manage patient access to branded pharmaceuticals. The Chinese pharmaceutical market is anticipated to increase in significance due to a strong economic performance and continued implementation of the national reimbursement drug list will counter price cuts and tighter cost-containment measures to drive robust growth of 17-18%. The Japanese market, which is the world’s second largest after the United States, is feeling the impact of restrictive National Health Insurance reimbursement listings and biennial price cuts, will experience a downturn in 2006 with forecasts showing 0-1% growth.

The Cosmetics Market
Men and women are searching for the ultimate “fountain of youth” to improve their look and at the same time, to “turn back the clock.” Innovay believes that there are three compelling forces that influence this market, which are fitness, nutrition, and skin care. Products that were once reserved for professional spas, salons, dermatologists or plastic surgeons are now available to the mass market with promises of generating younger and healthier looking skin.

According to the latest statistics, worldwide cosmetics sales are about $28.7 billion. Japan occupies 20% of the total world market with sales of $5.7 billion, followed by the US’s 19% with sales of $5.4 billion. Europe leads with 31% of worldwide sales and China is steadily increasing with sales of $1.5 billion, capturing 5.5% of the global cosmetics market. The market size in Asia is growing with Japan being the 2nd largest to the United States and Korea as the 13th. The following chart summarizes the Asian pharmaceutical market in 2004:

Country	Dollar Sales
Japan	58 billion
China	9.5 billion
South Korea	7.5 billion
Taiwan	2.7 billion
Philippines	1.4 billion
Singapore	290 million

Innovay believes that the Asian market is ripe for expansion and that sublicensing cosmetic products to Asian manufacturers should allow it to participate in this expansion.

SUMMARY OF PRODUCT LINES

Innovay has the following licensing rights and offers the following products:

PHARMACEUTICAL PRODUCTS

TECHNOLOGY

Bi-layer Film Technology
Innovay acquired the license rights for all of Asia for Bi-Layer Film Technology. This technology enables the company to deliver a drug active in a thin film strip. For example, this technology was used in the successful development of Chloraseptic Sore Throat Relief Strips in June 2003. Research is being conducted in the development and formulation of thin films for all types of medicinal treatments. These applications encompass allergies, pain, cough and cold, insomnia, intestinal disorders, electrolyte replacement, motion sickness, sexual and animal health.

ETHICAL DRUGS

Vaginitis
Innovay acquired rights to several peptide molecules related to alpha-melanocyte-stimulating hormone (the “Peptide”) to treat infection and inflammation associated with a variety of diseases and conditions. The drug is patented, and is waiting for FDA approval. Currently the drug has finished the second phase of the FDA process.

OTC PRODUCTS

Suppress® Cough Strips delivers fast, proven cough suppressants in the increasingly popular, melt-on-the-tongue form, allowing for easy and accurate administration of the medicine.

OptiZen lubricant eye drops provide instant relief from Computer Vision Syndrome (CVS) symptoms, including eye dryness, burning and irritation.

Electrolyte Strips are scientifically-formulated film strips that contain key electrolytes, such as sodium and potassium. For example, everyone is familiar with Gatorade, the most common sports drinks that replenishes the body’s electrolytes.

COSMETIC PRODUCTS

Wrinkle Remover The wrinkle remover tightens the skin around the eyes, smoothing out unsightly fine wrinkles in five minutes. The effects are very beneficial to the appearance and last up to twelve hours. In addition, everyday use of the wrinkle remover has long term appearance benefits as well.

Anti-Aging Cream The anti-aging serum helps reverse the skin cells’ aging process. Immediately after applying to the skin, the serum enters the skin cell’s mitochondria, increases cellular respiration and ATP production thus, allowing the cells to function at a younger level.

Dark Circle Remover Free of irritants and irritating ingredients, the dark circle remover effectively enhances one’s natural ability to prevent dehydration of skin, and refines the eye areas, and restores the skin’s elasticity and brightness.

Whitening Product The whitening product removes free radicals, protects collagen and liposome from damage caused by free radicals, and hence reduces the harmful effects to human skin.

Current Capacity
Based upon past and present relationships, Innovay is in the unique position to receive favored treatment in the manufacture of its products all of which are purchased from contract manufacturers. Whether an initial order or a reorder, from the day we issue a purchase order, we can expect finished goods within 45 days. All artwork is provided by our various licensees. Based upon projections provided by our licensees, capacity is not a problem in the foreseeable future. Raw materials essential to our business are purchased worldwide in the ordinary course of business from numerous suppliers. In general, these materials are available from multiple sources. No serious shortages or delays are expected.

Business Strategy
Innovay’s strategy is to identify partners who have the ability to distribute products in Asia. Once strategic alliances are identified, Innovay will sublicense products to them and they in turn, will market and distribute the product in their respective markets. Innovay has arranged to subcontract with 40 manufacturers who will meet the specifications provided by the sublicensees, provide the finished goods, and ship directly to the customer.

Current Sales
Innovay has signed two contracts for Korea and Japan. Innovay currently is manufacturing the order for 10,000 units to Korea and Japan of its wrinkle cream product which totals $250,000.00 in sales. Customers are reviewing Innovay’s additional products and Innovay anticipates that they will place orders for the products within the next 60 days. Letters of Credit are provided before beginning any part of the manufacturing process so that payment is guaranteed. As far as pharmaceutical products, Innovay has 3 Letters of Intent for sublicensing agreements in Korea, Japan, and China. The 3 letters of intent provide upfront fees for the aggregate amount of $13 million with an ongoing royalty of 8%. However, many of these drugs require approval by the respective country’s’ Food and Drug Administration . Our sublicensees are currently working on obtaining such approval. And as soon as approval is obtained, Innovay will receive its sublicense fee.

Competition
Competition is intense in Innovay’s business and includes many large and small competitors with substantially greater resources. The company’s business is also subject to risk of governmental action and procedures in the countries in which we have licensing agreements. The principal means of competition vary among product categories and business groups. However, the efficacy, safety, patients’ and customer’s ease of use and cost effectiveness of our products are important factors for success. We believe our long-term competitive position depends upon our success in discovering and licensing innovative, cost-effective new products. However, here can be no assurance that we will be able to compete successfully.

Government regulations
Innovay's activities are subject to various governmental laws and regulations concerning business activities generally. The distribution of many of the Innovay’s products require approval of the applicable national regulatory agency in the country in which Innovay will seek to have the products distributed. Innovay believes it is, and that it will continue to be, in compliance with all applicable United States and foreign laws and regulations.

Research and development
Innovay is not currently conducting any research and development activities. Innovay does not anticipate conducting such activities in the near future, as it licenses all of its products to sell from other research oriented companies.

Executive Compensation
Currently, Innovay has no executives receiving salaries. During the first 12 months of operation, it is expected that Innovay will have two to three employees earning ranging from $36,000 to $60,000 per year.

Employees
As of November 30, 2005, Innovay employs 1 full-time employee. Innovay believes that its relationship with its employee is good. Innovay is not a party to any collective bargaining agreements.

Facilities
Innovay’s administrative offices are located at 6429 Independence Ave, Woodland Hills, CA 91367. These facilities measure approximately 1500 square feet. Innovay believes its office space is adequate for its purposes for the next twelve to eighteen months.

Legal Proceedings
Innovay is not a party to any pending legal proceedings and it is aware of no threatened legal proceedings.

Anticipated Liquidity and Capital Resources Following the Asset Purchase

We will acquire Innovay’s assets and liabilities following the transaction.

Innovay’s management anticipates that after giving effect to the Asset Purchase, substantial additional capital may be required to implement its business plan. To date, Innovay has raised limited amounts from its affiliates in private placements. Innovay believes that it should be able to raise substantial additional funds through a public company vehicle. However, there can be no assurance that after the Asset Purchase, management appointed by Innovay will be successful in raising such additional funds. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders will be reduced, stockholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products, respond to competitive pressures, or successfully carry out our anticipated plan of operations. Such inability could harm our business, results of operations, and financial condition.

What We Need to Do to Complete the Asset Purchase

Kleenair Systems, Inc., and Innovay will complete the Asset Purchase only if the conditions set forth in the Asset Purchase Agreement are satisfied or, in some cases, waived. These conditions include:

•
the approval and adoption of the Asset Purchase Agreement by the requisite vote of the stockholders of Kleenair Systems and Innovay and other parties. The approvals of our shareholders and of Innovay’s shareholders have already been obtained;

•
no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the Asset Purchase;

•	accuracy of each company’s representations and warranties;
•	performance by each company of its obligations under the Asset Purchase Agreement; and
•	the mailing of this Information Statement to all of our stockholders as of the record date.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Information Statement contain certain “forward-looking” statements of management of Innovay and of us. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as “may,” “shall,” “could,” “expect,” “estimate,” “anticipate,” “predict,” “probable,” “possible,” “should,” “continue,” or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

FINANCIAL AND OTHER INFORMATION

Kleenair Systems Audited Financial Statements

Our audited financial statements for the year ended December 31, 2004 are contained in KAIR’s Annual Report on Form 10-KSB for the year ended December 31, 2004 which is included in this Information Statement as Exhibit “D.” In addition, our review financials for the period ending September 30, 2005, are contained on Form 10-QSB for the period ended September 30, 2005, which is included in this Information Statement as Exhibit “E” You are encouraged to review the financial statements, related notes and other information included elsewhere in this filing.

Innovay Audited Financial Statements

The balance sheet of Innovay, Inc. as of October 31, 2005, and the related statements of operations, stockholders' deficit, and cash flows for the period from November 23, 2004 (inception) to October 31, 2005. were audited by Kabani & Company, Inc., and are attached to this Information Statement as Exhibit ”F”.

Summary Financial Information

The following gives a summary of the selected financial data from our financial statements for the nine moths ending September 30, 2005, and from our most recent audited annual financial statements for the year ended December 31, 2004

Income Statement	Kleenair Nine month period ending September 30,2005	Kleenair Year ending December 31, 2004

Income From Operations	$49,384	$41,462
Gross Profit (Operating Loss)	$8,188	$ 3,310
Net Loss	$ (476,767)	$ (1,604,671)
Net Loss Per Share	$ (0.01)	$ (0.03)

Balance Sheet	September 30,2005	December 31, 2004
		$
Total Assets	$1,690,448	$2,034,760
Total Liabilities	$ 614,526	$ 593,765
Shareholders' Equity (Deficit)	$1,690,448	$1,440,995

The following gives a summary of the Innovay audited balance sheet data of Innovay for the period from November 23, 2004 (inception) to October 31, 2005 and (2) the unaudited statements of operations data of Innovay for the period from January 1, 2004 to July 31, 2005.

Income Statement	Innovay Period from November 23,2004 to October 31, 2005

Income	$0.00
Net Loss	$(243, 655)
Comprehensive Loss	$ (296,870)
Net Loss Per Share	$ (7.04)

Balance Sheet

Total Assets	$3,972,253
Total Liabilities	$3,667,623
Shareholders' Equity	$304,630

This information is only a summary. You should also read the historical information, management’s discussion and analysis and related notes of Kleenair Systems contained it its Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission for the six month period ended June 30,2005, which are incorporated by reference into this document and the historical financial statements, management’s discussion and analysis and related notes for Kleenair Systems contained elsewhere in this document.

We are providing above financial and other information for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of Kleenair Systems will be once the Asset Purchase is concluded.

ADDITIONAL INFORMATION

We will furnish without charge to any stockholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act of 1934. Requests for such documents should be addressed to . Documents filed by Kleenair Systems pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission’s web site (http://www.sec.gov).

DISSENTERS’ RIGHTS

As an owner of Kleenair Systems common stock, you have the right to dissent from this Asset Purchase and obtain cash payment for the “fair value” of your shares, as determined in accordance with the Nevada Revised Statutes (“NRS”). Below is a description of the steps you must take if you wish to exercise your dissenters’ rights with respect to the Asset Purchase under NRS Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute. The text of the statute is set forth in Exhibit “C.” This description is not intended to be complete. If you are considering exercising your dissenters’ rights, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights. Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

•
before the effective date of the Asset Purchase, deliver written notice to us at Kleenair Systems, Inc., 27121 Aliso Creek Road, Suite 120, Aliso Viejo, California 92656 Attn: Corporate Secretary, stating that you intend to demand payment for your shares if the Asset Purchase is completed; and

•
not vote your shares in favor of the Asset Purchase, either by proxy or in person. Since there is no opportunity for you to vote, we are not taking the position that your failure to vote against the asset purchase waives your dissenters’ rights.

If you satisfy those conditions and the asset purchase is consummated, we will send you a written dissenter’s notice within 10 days after the Asset Purchase is effective. This dissenter’s notice will:

•	specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;
•	inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;
•
supply a form of payment demand that includes the date the Asset Purchase was first publicly announced or announced to the shareholders and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

•	set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date that your dissenters’ notice is delivered; and
•	provide you with a copy of Nevada’s dissenters’ rights statute.

After you have received a dissenter’s notice, if you still wish to exercise your dissenters’ rights, you must:

•	demand payment either through the delivery of the payment demand form to be provided or other comparable means;
•	certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice; and
•	deposit your certificates, if any, in accordance with the terms of the dissenter’s notice.

Failure to demand payment in the proper form or to deposit your certificates as described in the dissenter’s notice will terminate your right to receive payment for your shares pursuant to Nevada’s dissenters’ rights statute. Your rights as a stockholder will continue until those rights are terminated or modified by the completion of the Asset Purchase.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Asset Purchase until the date of payment). The payment will be accompanied by:

•
our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders’ equity for that year, and the latest available interim financial statements, if any;

•	a statement of our estimate of the fair value of your shares, an explanation of how we estimated the fair value of the shares, and an explanation how the interest was calculated;
•	information regarding your right to challenge the estimated fair value; and
•	a copy of Nevada’s dissenters’ rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice. If we withhold payment, after the consummation of the Asset Purchase, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under NRS Section 92A.480.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded by you for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

•	the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or
•	the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs may be equitably assessed by the Court. Attorney fees and expert fees will be assessed as the Court considers equitable.

Failure to follow the steps required by NRS Sections 92A.400 through 92A.480 for perfecting dissenters’ rights may result in the loss of such rights. If dissenters’ rights are not perfected, you will be entitled to receive the consideration receivable with respect to such shares in accordance with the Asset Purchase agreement. In view of the complexity of the provisions of Nevada’s dissenters’ rights statute, you should consult your own legal advisor if you are considering objecting to the Asset Purchase

PART II - OTHER INFORMATION

Item 6. Exhibits and Reports on Form 8-K.

Exhibit 23.1 -- Consent of Independent Certified Public Accountant, Robert Early

Exhibit 23.2 --Consent of Independent Accountants, Kabani & Company, Inc.

Reports on Form 8-K -- None

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLEENAIR SYSTEMS, INC.

Date: December 30, 2005

/s/ LIONEL SIMONS
---------------------------------------------------------
By: Lionel Simons, President,
Secretary, Principal Accounting Officer, and
Principal Financial Officer

Exhibit A

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT ("Agreement") is entered into effective as of December 1, 2005, by, and among, Kleenair Systems, Inc., a Nevada corporation ("KAIR"), on the one hand, and Innovay, Inc., a California corporation (“INNO”), and its shareholders (“Stockholders”), on the other hand.

R E C I T A L S

A. INNO wishes to sell, and KAIR wishes to acquire, all of the Assets of INNO (as defined below) in exchange for KAIR’s issuance to INNO of an aggregate of Eighteen Million Nine Hundred Eighty-Three Thousand Nine Hundred Seventy-Six (18,983,976) Post-Split restricted shares of the common stock of KAIR ($.001 par value per share), representing approximately Sixty Percent (“60%”) of the issued and outstanding shares ("Post Split") at Closing (the "KAIR Common Stock"), subject to and upon the terms and conditions set forth herein.

B. INNO has authorized capital stock consisting of 1,000,000 shares of Common Stock of which 57,471 shares of Common Stock of INNO are issued and outstanding and owned by the Stockholders as of the date of this Agreement. Exhibit “1” attached hereto sets forth the number of shares owned by each of the Stockholders.

C. At the Closing of this Asset Purchase Agreement as defined below, INNO will transfer to KAIR all of its assets and liabilities. Each of the assets is set forth on Exhibit “2” and each of the liabilities is set forth on Exhibit “3.”.

D. KAIR has authorized capital stock consisting of 100,000,000 shares of KAIR Common Stock, of which approximately 63,000,000 shares are issued and outstanding as of the date of this Agreement (Pre-Split) and upon effecting a 1:5 reverse split there will be approximately 12,655,984 shares issued and outstanding (the "Reverse Split") and increasing the number of authorized shares to 200,000,000 shares. KAIR also has authorized shares of preferred stock. However, as of the date of this Agreement, none of the preferred stock is issued and outstanding.

E. After the delivery of 18,983,976 shares of KAIR common stock on closing, there will be approximately 31,639,960 shares of KAIR Common Stock issued and outstanding, of which 18,983,976 KAIR Shares of the issued and outstanding KAIR Common Stock, will be owned by INNO. Although KAIR shall have no liability or responsibility in connection therewith, INNO currently intends to distribute the KAIR Common Stock to the Stockholders, pro rata, after the Closing.

F. In addition, an additional 52,733,260 shares shall be delivered to INNO as part of the Asset Purchase, if certain additional assets are delivered to KAIR as set forth in Paragraph 1.7 of this Agreement. In the event that such additional shares are earned, INNO shall hold a total of 71,717,206 shares of the common stock of KAIR which (assuming no additional shares are issued) shall be equal to approximately eighty-five percent (85%) of the issued outstanding shares of KAIR.

AGREEMENT
It is agreed as follows:

1. ASSET PURCHASE.

1.1 Incorporation of Recitals. The provisions and recitals set forth hereinabove are hereby incorporated into and made a part of this Agreement by reference thereto.

1.2 Agreement to Purchase Assets. Subject to the terms and conditions set forth herein, INNO shall sell, assign, transfer and deliver to KAIR, at Closing, all of the INNO’s assets at Closing in exchange for 18,983,976 shares of KAIR restricted common stock (post-split) and the assumption of all current INNO liabilities. On closing, such shares shall constitute approximately sixty percent (60%) of the issued and outstanding shares of KAIR. Stockholders shall cause INNO to comply with this sale of assets.

All of the current assets of INNO are set forth on Exhibit “2” and all of the current liabilities of INNO are set forth on Exhibit “3.” INNO and Stockholders agree that none of the assets set forth on Exhibit “2” shall be sold, transferred, altered, expended, or encumbered in any way and no additional liabilities of any kind shall be incurred without the express prior written consent of KAIR.

Attached hereto as Exhibit “4” is a balance sheet of Innovay, Inc. as of October 31, 2005, and the related statements of operations, stockholders' deficit, and cash flows for the period from November 23, 2004 (inception) to October 31, 2005, which have been audited by Kabani & Company, Inc. INNO and Stockholders hereby represent that there are no assets or liabilities of INNO as of the date of this Agreement that do not appear on Exhibit “4.”

To the extent that any contractual right being transferred to KAIR hereunder requires consent to permit such transfer, INNO and Stockholders shall obtain such written consent prior to transfer.

1.3 Closing. The closing (the "Closing") of the exchange of the Assets for the KAIR Shares shall take place at the offices of John Holt Smith, Esq., located at 1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067, at 3:00 PM, local time, on January 23, 2006, or at such other time and place as may be agreed to by INNO and KAIR (the "Closing Date"); provided however, that the date of the Closing shall not precede the effective date of the Schedule 14C Information Statement being filed in connection with this transaction.

1.4 Instruments of Transfer.

(a) Stockholders Shares. INNO and the Stockholders shall cause the officers of INNO to deliver to the Escrow Agent on, or before, the Closing Date all original documents of transfer for all assets held by INNO subject to all liabilities of INNO being assumed under this Agreement, and all necessary consents to transfer, in a form satisfactory to KAIR, in order to effectively vest in KAIR all right, title and interest in and to the Assets. From time to time after the Closing Date, and without further consideration, the Stockholders and INNO will execute and deliver such other instruments of transfer and take such other actions as KAIR may reasonably request in order to more effectively transfer to KAIR the Assets intended to be transferred hereunder.

(b) KAIR Common Stock. KAIR shall deliver to the Escrow Agent on, or before, the Closing Date an original stock certificate evidencing 18,983,976 shares of KAIR restricted common stock (post-split) in the name of INNO, in form and substance reasonably satisfactory to INNO and the Stockholders, in order to effectively vest in INNO all right, title and interest in and to the KAIR Shares issuable to it.

1.5 Tax Free Reorganization. The parties intend that the transaction under this Agreement shall qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986.

1.6 Transfer of Contracts. At or before the Closing, INNO shall execute and deliver to Escrow all INNO contract rights of (i) Salon-De Mariag (Japan), (ii) Kuang-Dong (Korea); and (iii) Intimus (Korea).

1.7 Additional Shares. At such time as the following conditions are met, KAIR shall deliver an additional 52,733,230 shares of the restricted common stock of KAIR (post-split) to INNO:

                (a) Sale of distribution rights for ZenGen and InnoZen products in China, Korea, and/or Japan for $2,000,000 (US). The written agreement shall provide for the payment of $2,000,000 over the initial six (6) months of the Agreement and royalties on actual sale of products. Such sale must be to a bona fide licensee; and

                (b) Sale of distribution rights for existing INNO cosmetic products in China, Korea, and/or Japan for $1,000,000 (US). The written agreement shall provide for the payment of $1,000,000 over the initial six (6) months of the Agreement and royalties on actual sale of products. Such sale must be to a bona fide licensee.

In the event that such agreements are not delivered within one (1) year of the date of Closing, the additional shares shall not be delivered to INNO.

2. DELIVERIES AT THE CLOSING

2.1 KAIR’s Deliveries at the Closing. At or prior to the Closing and as a condition of Closing, KAIR shall deliver or cause to be delivered to John Holt Smith, Esq., at the offices of Smith & Associates, located at 1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067, all of the following:

(a) Original certificates representing the KAIR Shares in the name of INNO;

(b) The Officer’s Certificate signed by KAIR’s President and dated as of the Closing Date in the form attached hereto as Exhibit “5”;

(c) A written resignation of the officers and directors of KAIR effective as of the Closing Date in form satisfactory to the Stockholders;

                (d) Certified resolutions of the Board of Directors of KAIR in the form attached hereto as Exhibit “6”, which (i) authorize the consummation of the transactions contemplated by this Agreement; and (ii) elect the person(s) designated by KAIR as officer(s) and director(s) of KAIR effective as of the Closing Date;

                (e) A certified list of the record holders of KAIR Common Stock as of the most recent practicable date evidencing all of the shares of KAIR Common Stock issued and outstanding;

                (f) A certificate of good standing of KAIR from the State of Nevada as of the most recent practicable date;

                (g) Such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby;

                (h) An Option Agreement approved by INNO and the Stockholders granting the right of Pollution Control Ltd., a Bahamian Company, an affiliate of Lionel Simons, to purchase one hundred percent (100%) of the issued and outstanding stock of Kleenair Systems of North America, Inc., a Nevada corporation in the form attached hereto as Exhibit “7”. INNO and the Stockholders represent that immediately after the Closing, the newly constituted KAIR Board of Directors shall ratify such Option Agreement; and

                (i) A Consulting Agreement providing for the provision of consulting services by Lionel Simons after closing.

2.2 Stockholders’ Deliveries at Closing. At or prior to the Closing, the Stockholders shall deliver or cause to be delivered to John Hold Smith, Esq., all of the following:

                (a) Such documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

2.3 INNO’s Deliveries at the Closing. At or prior to the Closing and as a condition of Closing, INNO shall deliver or cause to be delivered to John Holt Smith, Esq., all of the following:

(a) The Officer’s Certificate signed by the Chief Executive Officer of INNO and dated as of the Closing Date in the form attached hereto as Exhibit “8”;

(b) Certified resolutions of the Board of Directors of INNO in the form attached hereto as Exhibit “9” authorizing the consummation of the transactions contemplated by this Agreement;

(c)  A certificate of good standing of INNO from the State of California as of the most recent practicable date; and

(e) Assignments, Consents to Transfer, and Bills of Sale covering all assets of INNO and such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. The Stockholders represent, warrant and covenant to and with KAIR with respect to itself, as follows:

3.1 Power and Authority. The Stockholders have all requisite power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith (collectively, the "Documents"). All individual action on the part of the Stockholders necessary for the authorization, execution, delivery and performance of the Documents by the Stockholders have been taken and no further authorization on the part of the Stockholders is required to consummate the transactions provided for in the Documents. When executed and delivered by the Stockholders, the Documents shall constitute the valid and legally binding obligation of the Stockholders enforceable in accordance with their respective terms. As INNO shareholders, Stockholders have the authority to cause, and shall cause, INNO to carry out the terms of this Agreement.

3.2 Ownership of and Title to Securities. The Stockholders, as a group, own all of the issued and outstanding shares of INNO Shares.

3.3 Accuracy of INNO Representations. All of the representations and warranties of INNO are accurate as of the date of this Agreement and will be accurate as of the date of Closing.

4. REPRESENTATIONS AND WARRANTIES OF KAIR. KAIR represents warrants and covenants to INNO and the Stockholders as follows:

4.1 Organization and Good Standing. KAIR is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement.

4.2 Capitalization. Exhibit “10” to this Agreement accurately and completely describes the authorized, issued and outstanding capital stock of KAIR. To the best of KAIR’s knowledge, all outstanding shares of KAIR Common Stock were offered and sold in compliance with applicable state and federal securities laws, have been duly authorized and validly issued and are fully paid, nonassessable and free of any preemptive rights to the best of KAIR’s knowledge. There are no warrants, options, subscriptions, calls or other similar rights to purchase any of KAIR’s capital stock, and there are no voting, pooling or voting trust agreements, arrangements or contracts by and among KAIR, its stockholders or any of them.

4.3 Validity of Transactions. This Agreement, each document executed and delivered by KAIR in connection with the transactions contemplated by this Agreement and the performance of the transactions contemplated therein has been, or will have been, duly authorized by the KAIR Board of Directors, has been, or will have been, duly executed and delivered by KAIR and each is the valid and legally binding obligation of KAIR, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity. The KAIR Shares issuable hereunder, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free of any liens or encumbrances, except for any restrictions imposed by federal or state securities laws.

4.4 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, result in a breach of any term or provision of or constitute a default under or result in a violation of (i) the Certificate of Incorporation or Bylaws of KAIR, as amended, (ii) any agreement, contract, lease, license or instrument to which KAIR is a party or by which KAIR or any of its properties or assets are bound, or (iii) any judgment, decree, order or writ by which KAIR is bound or to which it or any of its properties or assets are subject.

4.5 Approvals and Consents. Except for the filing and distribution of Schedule 14C Information Statement pursuant to Rule 14(c) under the Securities and Exchange Act of 1934, as amended (“Exchange Act”), the effectiveness of a reverse split of KAIR Stock, the name change to Migami, Inc., and the increase in the number of authorized shares there are no permits, consents, mandates or approvals of public authorities, either federal, state or local, or of any third party necessary for KAIR’s consummation of the transactions contemplated hereby.

4.6 SEC Reports; Financial Statements.

(a) KAIR will have filed all reports, including the 2004 Annual Report and the Quarterly Reports required to be filed by it under the Exchange Act (collectively, the "SEC Reports"), as of the date of Closing. The SEC Reports complied, at the time of filing, in all material respects with the applicable requirements of the Exchange Act. To the best of KAIR’s knowledge, none of the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent superseded by an SEC Report filed subsequently and prior to the date hereof. Prior to the Closing, KAIR shall deliver to INNO KAIR’s balance sheet and the related statements of operations, stockholders’ equity and cash flows (including the related notes thereto) of KAIR for the three months ended September 30, 2005 (the "September Financials"). There has been no material adverse change in the business, assets, liabilities, financial condition, or results of operations of KAIR since the filing of the September Financials.

(b) The 2004 Financials have been prepared in accordance with United States generally accepted accounting principles. To the best of KAIR’s knowledge, all financial statements made part of the SEC Reports and the September Financials present fairly the financial position of KAIR as at their respective dates and the results of its operations and its cash flows for the periods presented therein subject, in the case of the unaudited interim financial statements, to normal year-end adjustments that have not been and are not expected to be material in amount.

4.7 Litigation. Except as set forth in the KAIR Disclosure Schedule, there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of KAIR, threatened against or affecting KAIR, the officers or directors of KAIR or any of their respective affiliates or that questions or threatens the validity of this Agreement or any action to be taken in connection herewith, and KAIR or any of its assets are not subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department. KAIR has not commenced and does not currently intend to commence any legal proceedings against any other person or entity.

4.8 Taxes. Except as set forth in the KAIR Disclosure Schedule, all federal income tax returns and state and local income tax returns for KAIR have been filed as required by law. All taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by KAIR to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed by any government authority on KAIR have been paid and any reports or returns due in connection therewith have been filed. No outstanding claim for assessment or collection of taxes has been asserted against KAIR and there are no pending, or to the knowledge of KAIR, threatened tax audits, examinations or claims.

4.9 No Defaults. No material default (or event which, with the passage of time or the giving of notice, or both, would become a material default) exists or is alleged to exist with respect to the performance of any obligation of KAIR under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty, joint venture agreement, operating agreement, partnership agreement or other contract or instrument to which KAIR is a party or any of its assets are subject, or by which it is otherwise bound, and, to the best knowledge of KAIR, no such default or event exists or is alleged to exist with respect to the performance of any obligation of any party thereto.

4.10 Corporate Documents. KAIR has furnished to INNO true and complete copies of the Articles of Incorporation, as amended, and Bylaws of KAIR certified by its secretary and copies of the resolutions adopted by KAIR’s Board of Directors authorizing and approving this Agreement and the transactions contemplated hereby. KAIR has made available to INNO, the Stockholders, and their representatives all corporate minute books of KAIR, and such minute books contain complete and accurate records of the proceedings of KAIR’s stockholders and directors.

4.11 Contracts and Other Commitments. All contracts and agreements of any kind, written or oral, concerning KAIR are identified on the KAIR Disclosure Schedule. Prior to Closing, KAIR will not have and will not be bound by any other contract, agreement, lease, commitment or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent.

4.12 No Liabilities. KAIR has no liabilities or claims against it (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, including any liabilities for taxes) except for (i) liabilities or claims set forth in the SEC Reports, or (ii) liabilities or claims identified in the KAIR Disclosure Schedule.

4.13 No Assets. As of closing, KAIR shall have no assets or operations. All KAIR assets and operations shall have been transferred to Kleenair Systems of North America, Inc., as of the date of the Closing.

4.14 Compliance with Laws. To the best of KAIR’s knowledge, KAIR has complied in all material respects with all material laws, regulations and orders affecting its business and operations and is not in default under or in violation of any provision of any federal, state or local rule, regulation or law, including without limitation, any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

4.15 Absence of Certain Changes. Prior to the Closing, KAIR shall not, except as contemplated by this Agreement, without the written consent of INNO (which consent will not be unreasonably withheld):

                (a) make any material change in the business or operations of KAIR, taken as a whole;

                (b) declare any dividends in cash on the issued and outstanding shares of KAIR Common Stock, or make any other distribution of any kind in respect thereof;

                (c) except as set forth herein, issue, sell or otherwise distribute any authorized but unissued shares of its capital stock or effect any stock split or reclassification of any such shares or grant or commit to grant any option, warrant or other right to subscribe for or purchase or otherwise acquire any shares of capital stock of KAIR or any security convertible into or exchangeable for any such shares;

                (d) except as set forth herein, adopt any amendment to its Certificate of Incorporation or Bylaws;

                (e) enter into any other transaction affecting in any material respect the business of KAIR, taken as a whole.

4.16 Brokers and Finders. KAIR has not dealt with any broker or finder in connection with the transactions contemplated hereby. KAIR has not incurred, nor shall it incur, directly or indirectly, any liability for any brokerage or finders’ fees, agent commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

4.17  Intercompany and Affiliate Transactions; Insider Interests. Except as identified in the SEC Report or as contemplated herein, there are, and during the last two years there have been, no transactions, agreements or arrangements of any kind, direct or indirect, between KAIR, on the one hand, and any director, officer, employee, stockholder or affiliate of KAIR, on the other hand, including, without limitation, loans, guarantees or pledges to, by or for KAIR or from, to, by or for any of such persons, that are currently in effect (current loans outstanding to Pollution Control, Lionel Simons, Barbara Simons, Les Berriman and John Zabsky).

4.18  Corporate Action. Prior to Closing, KAIR shall use its reasonable best efforts to:

(a) Transfer all of its assets, including cash assets, to Kleenair Systems of North America, Inc.;

(b) Affect a name change to Migami, Inc.; and

(b) Affect a five (5) for one (1) reverse split of its issued and outstanding shares and increase the number of authorized shares to 200,000,000.

5. REPRESENTATIONS AND WARRANTIES OF INNO. INNO represents warrants and covenants to and with KAIR as follows:

5.1 Organization and Good Standing. INNO is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has full corporate power and authority to enter into and perform its obligations under this Agreement.

5.2 Capitalization. Exhibit “1” to this Agreement accurately and completely describes the authorized, issued and outstanding capital stock of INNO and accurately reflects the legal and beneficial ownership of such shares.

5.3 Financial Statements. INNO has furnished to KAIR its audited balance sheet as of October 31, 2005, and its related unaudited statements of income, stockholders’ equity and cash flow for the period ended October 31, 2005, together with appropriate notes to such financial statements (the "October Financial Statements"). The October 31, 2005, Financial Statements reflect adequate provisions for all reasonably anticipated liabilities, do not contain any items of a special or nonrecurring nature except as expressly stated therein, and present fairly the financial position of INNO as of such date.

5.4 No Material Adverse Change. Since October 31, 2005, there has not been any material adverse change in the business, assets, liabilities, financial condition, results of operations or prospects of INNO.

5.5 No Undisclosed Liabilities. INNO has no material liabilities, fixed or contingent, other than (i) liabilities fully reflected in the October Financial Statements and (ii) liabilities incurred since October 31, 2005, in the ordinary course of business or as contemplated or permitted by this Agreement, which do not exceed $10,000 in the aggregate and which have no material adverse effect on the financial position or results of operations of INNO or its assets being acquired under this Agreement.

5.6 Litigation. There are no material lawsuits, proceedings, claims or governmental investigations pending or, to the knowledge of any executive officer of INNO threatened against INNO or any of its assets nor is there any reasonable basis known to any executive officer of INNO for any such action and there is no action, suit, proceeding or investigation pending, threatened or, to the knowledge of any executive officer of INNO contemplated that questions the legality, validity or propriety of the transactions contemplated by this Agreement.

5.7 Validity of Transactions. This Agreement, and each document executed and delivered by INNO in connection with the transactions contemplated by this Agreement, and the performance of the transactions contemplated therein have been duly authorized by the directors of INNO have been duly executed and delivered by INNO and each is the valid and legally binding obligation of INNO enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

5.8 No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under or result in a violation of (i) the Articles of Incorporation or Bylaws of INNO as amended, (ii) any agreement, contract, lease, license or instrument to which INNO is a party or by which INNO or any of its properties or assets are bound or (iii) any judgment, decree, order or writ by which INNO is bound or to which it or any of its properties or assets are subject.

5.9 Investment and Related Representations. INNO and Stockholders are aware that neither the KAIR Shares nor the offer or sale thereof to INNO has been registered under the Securities Act of 1933, as amended, or under any state securities law. INNO and the Stockholders understand that the KAIR Shares will be characterized as "restricted" securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended, only in certain limited circumstances. INNO and the Stockholders agree that INNO will not sell all or any portion of the KAIR Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The address of each of the Stockholders is c/o Smith & Associates, 1900 Avenue of the Stars, Suite 1450, Los Angeles, California 90067. INNO and the Stockholders understand that each certificate for KAIR Shares issued to INNO or to any subsequent transferee shall be stamped or otherwise imprinted with the legend set forth below summarizing the restrictions described in this Section 5.9 and that KAIR shall refuse to transfer the KAIR Shares except in accordance with such restrictions:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF THE ISSUER’S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

INNO and the Stockholders acknowledge having received and reviewed KAIR’s Annual Report on Form 10-KSB for the year ended December 31, 2004, and KAIR’s Quarterly Reports on Form 10-QSB for the periods ended March 31, June 30, and September 30 (together, the "Quarterly Reports"). INNO and the Stockholders acknowledge and represent that they have reviewed the financial statements contained within the 2004 Annual Report and the Quarterly Reports and are fully aware of the current financial condition of KAIR, including its assets and liabilities, as set forth in the 2004 Annual Report and the Quarterly Reports. Each of the Stockholders and INNO warrants and represents that, other than the 2004 Annual Report and the Quarterly Reports, INNO and the Stockholders are not relying upon any other information, written or oral, with regard to the status of KAIR’s financial condition, including but not limited to the status of the assets and liabilities set forth in the 2004 Annual Report and the Quarterly Reports. INNO and the Stockholders further acknowledge that KAIR has given full access to all of the properties, books, contracts, commitments and records of KAIR, and has furnished or will furnish all such information concerning it (including its operations, financial condition and business plan) to the counsel, accountants and other advisors, agents, consultants and representatives for INNO and the Stockholders, as they have requested or may request.

6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representa-tions and warranties contained in this Agreement shall survive termination. None of the representations or warranties or information provided herein, or to be provided hereunder, by any party contains or will contain any untrue statement of a material fact or omits or will omit to state any material facts necessary in order to make the statements and facts contained herein or therein not false or misleading. Copies of all documents heretofore or hereafter delivered or made available pursuant hereto were or will be complete and accurate records of such documents.

Each party to this Agreement covenants and agrees to indemnify and hold harmless each of the other parties and its directors, officers, employees and agents from any and all costs, expenses, losses, damages and liabilities incurred or suffered directly or indirectly by any of them (including legal fees and cots) proximately resulting from or attributable to the breach of, or misstatement in, any one or more of the representations or warranties made herein.

7. DISTRIBUTION OF KAIR SHARES IN THE NAME OF INNO TO ITS SHAREHOLDERS. The parties acknowledge that INNO intends to distribute the KAIR Common Stock to the Stockholders set forth on Exhibit “1,” pro rata, after Closing. The parties agree that such distribution shall only be made if, and as, permitted by all applicable securities laws.

8. CONDITIONS PRECEDENT

8.1 Conditions precedent to Each Party's Obligations. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by all other parties:

                (a) Government Approvals. All authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any governmental authority necessary for the consummation of the transactions contemplated by this Agreement, other than the waiting period required by Rule 14c-2 under the Exchange Act, shall have been filed, occurred or been obtained.

                (b) Third-Party Approvals. Any and all consents or approvals required from third parties relating to contracts, licenses, leases and other instruments, material to the respective businesses of KAIR and INNO shall have been obtained.

                (c) Legal Action. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions contemplated by this Agreement shall have been issued by any federal or state court and remain in effect, and no litigation seeking the issuance of such an order or injunction shall be pending that, in the good faith judgment of INNO or KAIR, has a reasonable probability of resulting in such order, injunction or damages. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

                (d) Due Diligence Review. Each party hereto shall have discovered no material deviation in the factual statement, or representations made herein to the other party during their respective due diligence review of the books, records or agreements to which any party is obligated. Such review shall terminate thirty (30) days after the execution of this Agreement.

                 (e) Closing Documents. Mr. Smith shall have received all documents required for Closing by Section 2 of this Agreement.

8.2 Conditions Precedent to Obligations of KAIR. The obligations of KAIR to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by KAIR:

                (a) Representations and Warranties of Stockholders. The representations and warranties of the Stockholders set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement.

                (b) Representations and Warranties of INNO. The representations and warranties by INNO set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, and KAIR shall have received a certificate to such effect signed by the Chief Executive Officer of each.

                (c) Performance of Obligations of INNO. INNO shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, and KAIR shall have received a certificate to such effect signed by the Chief Executive Officer of INNO.

8.3 Conditions Precedent to Obligations of KAIR and the Stockholders. The obligations of INNO and the Stockholders to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by INNO and the Stockholders:

                (a) Representations and Warranties. The representations and warranties of KAIR set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and INNO and the Stockholders shall have received a certificate to such effect signed by the President of KAIR.

                (c) Performance of Obligations of KAIR. KAIR shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, i.e. preparation and filing of Schedule 14C Information Statement which shall have made changes to satisfy the comments of the SEC, and formation of a wholly owned subsidiary to which all assets and liabilities of KAIR shall have been transferred, and INNO shall have received a certificate to such effect signed by the President of KAIR.

                (d) Appointment of Directors to KAIR Board. KAIR, effective as of the Closing, will have appointed to the board of directors of KAIR, the five (5) nominees of INNO, and the two (2) present board of directors members and officers of KAIR, will have tendered their resignations from all officer and director positions effective as of the Closing, except that these two officers and directors shall be appointed as operating managers of the wholly owned subsidiary containing the assts and liabilities of pre-merger KAIR with fully authorized control over all of the assets and revenue of such subsidiary.

9. CERTAIN ADDITIONAL UNDERSTANDINGS AND AGREEMENTS. As soon as is reasonably practicable following the execution of this Agreement, KAIR shall file a Current Report on Form 8-K with the SEC to report the reorganization transaction contemplated by this Agreement and, by way of such report or an amendment thereto, the required financial statements of INNO. Additionally, KAIR shall prepare and file a Schedule 14C Information Statement with the SEC. INNO shall assist by providing all information necessary to prepare and file same.

10. TERMINATION AND ABANDONMENT.

10.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by the written consent of INNO and KAIR.

10.2 Termination by Either INNO or KAIR. This Agreement may be terminated by either INNO or KAIR if the Closing is not consummated by March 31, 2006 (provided that the right to terminate this Agreement under this Section 10.2 will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date).

10.3 Procedure and Effect of Termination. In the event of termination of this Agreement pursuant to this Section 10, written notice thereof will be given to all other parties and this Agreement will terminate (except to the extent provided in Section 10.1 hereof) and the transactions contemplated hereby will be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:

(a) Each of the parties will, upon request, re-deliver all documents, work papers and other material of the other parties relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same;

(b) No party will have any liability for a breach of any representation, warranty, agreement, covenant or provision of this Agreement, unless such breach was due to a willful or bad faith action, intentional or negligent misrepresentation, or material omission of such party or any representative, agent, employee or independent contractor thereof; and

        (c) All filings, applications and other submissions made pursuant to the terms of this Agreement will, to the extent practicable, be withdrawn from the agency or other person to which made.

11. MISCELLANEOUS.

11.1 Third-Party Beneficiaries. The Stockholders shall be a permitted beneficiary of the representations, warranties and covenants of KAIR and of the closing documents delivered by KAIR at the Closing. KAIR and Lionel Simons, an officer and director of KAIR, together with Pollution Control Ltd, shall be permitted beneficiaries of the representations, warranties and covenants of INNO and the Stockholders, and of the closing documents delivered by INNO and the Stockholders at the Closing.

11.2 Cumulative Remedies. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law, which rights may be exercised cumulatively and not alternatively.

11.3 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement, and any of the rights, interests or obligations hereunder, may not be assigned by any of the parties hereto. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, whether so expressed or not.

11.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

11.5 Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

11.6 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings.

11.7 Survival of Representations. All representations, warranties and agreements contained herein or made in writing by KAIR, INNO and the Stockholders in connection with the transactions contemplated hereby, except any representation, warranty or agreement as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement.

11.8 Expenses and Attorney Fees. KAIR, INNO and the Stockholders shall each pay all of their respective legal and due diligence expenses in connection with the transactions contemplated by this Agreement, including, without limiting the generality of the foregoing, legal and accounting fees.

11.9 Waiver of Conditions. At any time or times during the term hereof, KAIR or INNO may waive fulfillment of any one or more of the conditions to their obligations in whole or in part, and INNO or the Stockholders may waive fulfillment of any one or more of the foregoing conditions to their obligations, in whole or in part, by delivering to the other party a written waiver or waivers of fulfillment thereof to the extent specified in such written waiver or waivers. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

11.10 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) upon receipt when sent by first-class, registered or certified mail, return receipt requested, postage prepaid or (d) upon receipt after deposit with a nationally recognized overnight express courier, postage prepaid, specifying next day delivery with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth below or at such other address as such party may designate by three (3) days’ advance written notice to the other party. All communications shall be addressed as follows:

(a)	if to INNO or Stockholders to:
Mr. John Park
6429 Independence Avenue
Woodland Hills, California 91367
(818) 593-4808

(b)	if to KAIR, to:
Mr. Lionel Simons
27121 Aliso Creek Road, Suite 120
Aliso Viejo, California 92656
(949) 831-1062

11.11 Law Governing. This Agreement shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of Nevada. This Agreement shall be construed as a jointly prepared documents and it shall not be construed against any party as the drafter for purposes of interpretation.

11.12 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

11.13 Delivery by Facsimile. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding effect of this Agreement or such exhibit.

IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.

"_________________________" _____________________________________ ______________________, individually	KLEENAIR SYSTEMS, INC. By: ________________________________ Name: Lionel Simons Its: Chief Executive Officer
STOCKHOLDERSS

___________________________________
Name: _____________________________

___________________________________
Name: _____________________________

___________________________________
Name: _____________________________

___________________________________
Name: _____________________________

___________________________________
Name: _____________________________

___________________________________
Name: _____________________________

___________________________________
Name: _____________________________

INNOVAY, INC. By: __________________________________ Name: John Park Its: Chief Executive Officer

Exhibit 1

INNOVAY OWNERSHIP

NAME	SHARES	PERCENTAGE

Marty Goldrod	2,120.70%
Jovell USA	3,333	1.10%
Kyung S. Kim	575.19%
Sandy Lang	114,439	37.63%
Tehan Oh	7,825	2.57%
Jay Park	4,800	1.58%
John Park	114,439	37.63%
Min Shi	8,480	2.79%
Dan Smith	8,480	2.79%
John Holt Smith	39,586	13.02%
	304,077	100.00%

Exhibit 2

INNOVAY ASSETS

1.* License Agreement with Zengen, Inc. A copy of the License Agreement and the letter amendments thereto are attached to this Exhibit “2”.

2.* License Agreement with Innozen, Inc. A copy of the License Agreement and the letter amendment thereto is attached to this Exhibit “2”.

3. Proprietary cosmetic formulations used to manufacture Innovay’s cosmetic products.

4. Accounts receivable in the amount of $110,000 from cosmetic distribution in Korea and $44,800 in accounts receivable from cosmetic distribution in Japan.

5. $520,229 in marketable securities. This amount is being held in escrow. $500,000 of this amount belongs to the company and the remainder belongs to Sandy Lang. In the event that the market value decreases below $500,000, Mr. Lang must contribute additional securities in order to net $500,000. In the event that the securities are sold for more than $500,000, the overage must be returned to Mr. Lang.

6. Uncollected subscription amounts for $197,040. We anticipate that this amount will be collected over the next several weeks.

7. A deposit of $15,000 with Spencer Edwards.

8. Office equipment of the approximate value of $1,596.

9. A relatively small amount of operating capital. This amount varies from day to day.

LICENSE AND COLLABORATION AGREEMENT

This License and Collaboration Agreement (this “Agreement”), dated as of June 15, 2005, is entered into by and between Zengen, Inc., a company incorporated in California with its principal place of business located in Woodland Hills, California (“Zengen”), and Innovay, Inc., a company incorporated under the laws of California with its principal place of business at Carlsbad, California (“Jnnovay”).

RECITALS

A. Zengen has developed several peptide molecules related to alpha-melanocyte-stimulating hormone (the “Peptides”, more specifically defined below) to treat infection and inflammation associated with a variety of diseases and conditions. Zengen has valuable patent rights, intellectual property rights, know how, technical data and information relating to these Peptides.

B. Zengen has experience in developing, clinically testing and gaining regulatory approval of products that include the Peptides.

C. Innovay has experience in licensing and marketing pharmaceutical and over-the-counter health products in Korea and Japan.

D. Innovay desires to acquire from Zengen a license to make, have made, use and sell products incorporating the Peptides to treat certain diseases and conditions associated with fungal growth on the skin and its treatment and to collaborate with Zengen on the conception and commercialization of other products of which Innovay may become aware in the future, upon the terms and conditions set forth herein. Because of the substantial development and marketing costs to be incurred in canying out development and marketing of such products and the commercial risks associated with such development, Zengen is willing to make the license exclusive, upon the terms and conditions set forth herein.

E. Innovay and Zengen wish to work together collaboratively to seek regulatory approval for such products in South Korea, as more specifically provided for below.

F. Zengen will remain free to develop and commercialize the Peptides outside the scope of Innovay’s license and may continue its programs with the Peptides in other areas.

AGREEMENT
 NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS

     As used herein:

C:\Documents and Settings\mburr,s\Local Settings\Temporary ntemet FiIes\OLKB\Zengen - Innovay - license agreementDOC

1.1 “Affiliate” shall mean any company or other business entity controlled by, controlling or under common control with a party, control being presumed if there is direct or indirect ownership of at least thirty-five percent (35%) (or, if less, the maximum permitted by applicable law) of the voting stock, equity or income interest.

1.2 “Clinical Trial” shall mean any clinical trial in humans of a pharmaceutical composition containing one or more Licensed Compound(s).

1.3 “Control” shall mean, with respect to a Patent or other item of intellectual property not owned by a party, possession of the ability to grant a sublicense thereunder in accordance with this Agreement without violating the terms of any agreement or other arrangement with any third party.

1.4 “FDA” shall mean the United States Food and Drug Administration (or a successor agency).

1.5 “Diligent Efforts” shall mean efforts that are diligent, commercially reasonable, and no less than the level of efforts required to carry out a responsibility in a sustained manner, consistent with the efforts that a typical pharmaceutical company would devote to its own product of a similar market potential, profit potential or strategic value.

1.6 “IND” shall mean an investigational new drug application (or equivalent filing to permit clinical trials in humans) filed with the appropriate agency or governmental body in South Korea.

1.7 “KFDA” shall mean the Korean Food and Drug Administration (or a successor agency).

1.8 “Know-How” shall mean (a) all trade secrets, technical reports and data, including, but not limited to, toxicology studies, methods of synthesis and assay information; and (b) all compositions of matter, assays, cell lines and their progeny, and all other materials physically derived or grown from the provided materials.

1.9 “Licensed Compound” shall mean the Peptides and any analogs or derivatives thereof described in (a) U.S. Patent Nos. 5,028,592 and 5,157,023; and (b) U.S. Patent Application(s) Nos. 09/828,272, 09/957,765, 10/193,470, 10/714,343, 10/845,778, 10/882,085 and 60/470,606.

1.10 “Licensed Field” shall mean topical treatment, through use of a pharmaceutical or biologic, of infection or disease caused by a fungus.

1.11 “Licensed Know-How” shall mean (1) (a) all trade secrets, technical reports and data provided by Zengen, including, but not limited to, toxicology studies, methods of synthesis and assay information, concerning the Licensed Compound or Product that are necessary or useful to make, have made, use or sell Product in the Territory for the Licensed Field; and (b) all compositions of matter, assays, cell lines and their progeny, and other biological materials provided by Zengen hereunder and necessary or useful to develop or commercialize Licensed Compounds andlor Products, and all other materials physically derived or grown from the provided materials; and (2) Zengen’s interest in the Product Know-How.

1.12 “Licensed Patents” shall mean, to the full extent owned or Controlled by Zengen: (1) (a) all the patents and patent applications of Zengen set forth in Exhibit A, (b) all divisionals, substitutions, continuations, and continuations-in-part (to the extent excluding new matter) of such patent applications, (c) all counterparts to any of the foregoing patent applications in any country (including without limitation European Supplementary Protection Certificates), (d) all patents issuing on any of the foregoing applications, (e) all extensions, reissues, renewals, and reexaminations of any of the foregoing patents, and (f) all counterparts in other countries to any of the foregoing patents; and 2) the Product Patents.

1.13 “NDA” shall mean an application filed with the appropriate agency or governmental body in South Korea for approval to market a Product.

1.14 “Net Sales” shall mean the gross invoiced amount for Product sold or otherwise transferred by Innovay, its Affiliates or its sublicensees less (a) any trade, cash or quantity discounts actually allowed, (b) credits or allowances actually granted upon claims, rejections, returns or retroactive price adjustments of Product, (c) customs, duties and taxes based on gross sales included in and separately stated on the invoice, as adjusted for rebates and refunds (but not including taxes assessed on income). Any Product sold or otherwise transferred in other than an arm’s-length transaction or for other property (e.g., barter) shall be deemed invoiced at its fair market price in the country of sale or transfer, as determined in good faith by Zengen.

1.15 “Patent” shall mean all (a) unexpired letters patent and similar rights (including without limitation inventor’s certificates), including without limitation any substitution, extension, registration, confirmation, reissue, re-examination, renewal or other like filing thereof and (b) pending applications for letters patent, including without limitation any provisional, converted provisional, continued prosecution application, continuation, continuation-in-part or divisional thereof.

1.16 “Peptide” shall mean those aipha-melanocyte-stimulating hormone-related peptides identified in Exhibit B, which are peptides Zengen has synthesized and begun pre-clinical and clinical studies of prior to the Effective Date.

1.17 “Product” shall mean any pharmaceutical composition that contains the Licensed Compound.

1.18 “Product Know-How” shall mean all Know-How developed, discovered, created or reduced to practice pursuant to the Program that is necessary or useful to develop, use or commercialize Licensed Compound(s) and Product(s).

1.19 “Product Patent” shall mean any Program Patent that claims any improvement, derivative, analog or variant of or to a Licensed Compound; any method of making, using or formulating the Licensed Compound or Product; the Licensed Compound or Product formulation; and/or any invention necessary or useful to practice to develop, use and/or commercialize Licensed Compound and/or Product.

1.20 “Program” shall have the meaning given in Section 3.1.

1.21 “Program Patent” shall mean any Patent claiming an invention conceived and/or first reduced to practice by or on behalf of a party or the parties jointly in the course of their activities pursuant to the Program or otherwise in the course of manufacturing, developing or commercializing Licensed Compounds and Products for the Licensed Field hereunder.

1.22 “RegulatoryApproval” shall mean any approval, license, registration or authorization of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission or other entity necessary for the legal manufacture, distribution, use or sale of a pharmaceutical product in a given regulatory jurisdiction.

1.23 “Regulatory Filing” shall mean any IND, application for Regulatory Approval and or Regulatory Approval.

1.24 “Royalty Period” shall mean for each Product, on a country-by-country basis, the later of (a) the date of expiration of the last to expire of any patents included in the Licensed Patents or European Product Patents that cover such Product in any country in which it is made, used, sold, offered for sale or imported and (b) twelve (12) years after first commercial sale of such Product, following receipt of Regulatory Approval, in the country of sale.

      1.25 “Territory” shall mean South Korea.

2. GRANT OF RIGHTS

      2.1 Patent License and Know-How Licenses

      Subject to the terms of this Agreement, Zengen hereby grants to Innovay an exclusive, royalty-bearing (as set forth below) license under the Licensed Patents and the Licensed Know-How to develop, make, have made, use, sell, offer to sell and import Product in the Territory solely for the Licensed Field. hinovay shall be entitled to sublicense the foregoing license as set forth in Section 2.3.

      2.2 Reservation of Rights

      Zengen explicitly reserves the following rights under the Licensed Patents and Licensed Know-How:

(a) all rights to practice, make, have made, use, sell, offer for sale and import (and license and authorize others to do the same) the subject matter of the Licensed Patents and the Licensed Know-How outside the scope of Innovay’s license (including without limitation in connection with Licensed Compounds and Products for outside the Licensed Field, and/or with products that are not Products, for inside or outside the Licensed Field);

(b) the right to conduct (or have conducted, including without limitation granting any necessary or useful licenses) research, testing and development of Licensed Compounds and Products for the Licensed Field as provided for in this Agreement; and

(c) the right to make and have made (including without limitation granting any necessary or useful licenses) bulk Licensed Compound and final, formulated Product for supply to Innovay for sale in the Licensed Field or use in the Program.

2.3 Sublicensing by Innovay

(a) Right.Innovay may sublicense its rights granted pursuant to Section 2.1. Each sublicense shall be subject to and consistent with the terms of this Agreement. Each sublicense shall be terminable at Zengen’ s option upon termination of thisAgreement, immediately upon Zengen’s written notice. Zengen may provide such notice atany time after this Agreement terminates.

(b) Information.Because of the practical impact that Innovay’s sublicensees’ activities could potentially have upon Zengen’s activities with Licensed Compounds and Products for outside the Licensed Field, for each prospective sublicense, Innovay shall keep Zengen informed of progress by notifying Zengen of the potential sublicense (including without limitation the identity of the sublicensee) promptly as Innovay moves with that sublicensee from the term sheet stage to the draft agreement stage. In addition, Innovay shall promptly inform Zengen of the execution, scope, amendment of scope and termination of each sublicense and the name and address of each sublicensee. During any notice period prior to termination of this Agreement, Innovay shall provide Zengen with a complete copy of all sublicenses then in effect (including without limitation all amendments, side letters, etc.).

(c) Potential Licensees Outside the Licensed Field. Because Innovay’s license is limited to the Licensed Field, Innovay’s right to grant sublicenses is limited to the Licensed Field. If Innovay encounters a third party that wishes to discuss a license for Licensed Compounds and Products for outside the Licensed Field, Innovay shall refer such party to Zengen for licensing discussions. Zengen retains the right to grant or withhold licenses for outside the Licensed Field in Zengen’s sole discretion. Zengen reserves the right to choose with whom to negotiate the terms of potential licenses for Licensed Compounds and Products for outside the Licensed Field in Zengen’s sole discretion.

2.4 No Sales Outside the Licensed Field

Innovay hereby covenants that it shall take all reasonable measures to prevent Product sold in exercise of Innovay’s licenses hereunder from being prescribed or used for outside the Licensed Field. These measures shall include without limitation: (a) Innovay shall not promote, market, advertise or label for use outside the Licensed Field, any quantities of Product sold by it; (b) Innovay shall not clinically develop any Product for outside the Licensed Field; and (c) Innovay shall not seek regulatory approval for any Product for use outside the Licensed Field. Innovay shall require of each of its sublicensees hereunder a covenant equivalent to that of hmovay in the foregoing paragraph.

3. COLLABORATION

      3.1 Scope

      The parties will conduct a program seeking regulatory approval of the Licensed Compound and Product for use in the Licensed Field (the “Program”).

      3.2 Regulatory

            (a) Innovay shall have full responsibility for making regulatory filings in the Territory.

(b) Zengen shall own all Regulatory Filings for the Licensed Compounds and Products, except where by law Innovay or its sublicensee must have title to the applicable Regulatory Filing for Licensed Compound and Product for the Field due to its commercialization activities (in this case Innovay and/or its sublicensee shall own the applicable Regulatory Filing and Zengen shall have (and Innovay and its sublicensees hereby grant to Zengen) full rights of reference and access to such Regulatory Filing).

(c) Each party shall keep the other timely apprised of all communications that such first party has with any Regulatory Agency with regard to Licensed Compound or Product for the Licensed Field during the term of this Agreement.

(d) Innovay and its sublicensees shall not communicate with any Regulatory Authority regarding Licensed Compound or Product for use outside the Licensed Field without Zengen’s advance written consent.

(e) The parties shall agree to a specific adverse events data exchange protocol. Such protocol shall provide, in any event, for sufficiently timely reporting to permit and reasonably enable the parties to satisfy their safety reporting obligations to the FDA, the KFDA and other Regulatory Agencies. Each party shall comply with the reporting protocol once agreed.

(I) Innovay shall allow Zengen access to all data from Clinical Trials of Licensed Compounds and Products known to Innovay and/or its sublicensees hereunder. Zengen shall have the right to use and authorize the use of such data for Zengen’s and its licensees’ development and regulatory efforts with Licensed Compounds and Products outside the Licensed Field. Similarly: (i) Zengen shall allow Innovay access to all data that may be relevant to the Licensed Field from Clinical Trials of Licensed Compounds and Products known to Zengen (and/or its other licensees for Licensed Compounds and Products), and (ii) Innovay shall have the right to use and authorize the use of such data for regulatory efforts by it and its sublicensees hereunder with Licensed Compounds and Products for the Field in the Territory.

      3.3 Commercialization
(a) Innovay Responsibility. Innovay shall be solely responsible to commercialize (including, without limitation, commercial launch, promotion and marketing) the Products for the Licensed Field in the Territory. Innovay shall keep Zengen fully informed of its commercialization activities hereunder.

(b) Commercial Plan. No later than twelve (12) months prior to the date that the parties would achieve the first Regulatory Approval for a Product for the Licensed Field in the Territory, hmovay shall provide Zengen with Innovay’s plan to commercially launch such Product in the Territory (the “Commercial Plan”).

      The Commercial Plan shall include at a minimum: a pre-launch plan which will include the major elements of the Commercial Launch including but not limited to: sales force training; market research; professional education (symposia, conventions and seminars); public relations; advertising; (ii) a marketing plan, including but not limited to the following: strategy and objectives; market research; competitive analysis; Product positioning; Product pricing by class of trade; sales forecasts; trademarks; target market definitions; Product claims; promotional materials (detail aids, package design, giveaways); advertising (message and media); discretionary field sales promotional spending allowances; education; public relations; contracting strategy (for managed care, buying groups, governmental agencies, long-term care institutions, hospitals and hospices); and distribution; (iii) a sales plan, including but not limited to: target audience definition and prioritization; sales force size and deployment; sales force call plan; key account definition and prioritization; contracting plan; incentive compensation plan; sales training implementation; sales forecasts and objectives; and discretionary field sales promotional spending plan; (iv) a plan; (v) a budget with supporting detail; (vi) Third Parties to be utilized in Licensed Product Commercialization in each country in the Territory and the arrangements with them that have been or are proposed to be agreed upon.

      Innovay shall update the Commercial Plan every 6 months until a Product has been launched in the Territory.

3.4 Diligence.

Innovay shall use Diligent Efforts to register, promote, market, commercially launch, sell, and meet the market demand for at least one Product in the Licensed Field in the Territory. Innovay shall commercially launch a Product for the Licensed Field within six (6) months after such Regulatory Approval is achieved in the Territory.

       3.5 Manufacture.

Zengen shall supply Jnnovay with clinical and commercial quantities of bulk Licensed Compounds. No later than one year prior to the date of the first anticipated commercial launch of any product, Innovay shall provide Zengen with a twenty-four (24) month forecast of hmovay’s Licensed Compound requirements. At such time, the parties will negotiate reasonable and customary forecasting and ordering mechanism, that shall in any event provide for rolling monthly forecasts at least 24 months long for orders for delivery in a given month to fall within 20% of the quantity forecast at least 12 months prior to delivery, and for orders to be locked in at least 6 months prior to the month of delivery, or, in each case, such lead times as may be required by any third-party supplier with which Zengen contracts for Licensed Compound or Product supply. The parties will also, at such time, negotiate and put in place a more comprehensive agreement to govern Zengen’s supply to Innovay (the “Supply Agreement”). The Supply Agreement shall be reasonable and consistent with pharmaceutical industry practices. Zengen shall not be required to provide any commercial supply hereunder until and unless the Supply Agreement has been agreed in writing.

3.6 Personnel and Contractors Engaged in Performance.

Neither party shall use to perform hereunder the services of any entity who or that has been debarred by the FDA or the KFDA. Each party shall ensure that the employees and other personnel that it uses to perform hereunder are under a written obligation to assign Program Patents to such party and written obligations of confidentiality and non-use at least as stringent as those set forth in this Agreement.

4. FINANCIALS

4.1 Royalty

In partial consideration of the license granted herein, Innovay shall pay Zengen a royalty of fifty percent (50%) on Net Sales in the Territory during the Royalty Period.

4.2 Payment; Reports

       Innovay shall pay these royalties to Zengen on Net Sales in the Territory during each calendar quarter within thirty (30) days after the end of such calendar quarter. With each payment, Innovay shall provide Zengen with a written report of (a) Net Sales and the number of units sold during each month of the quarter for each type of Product by country, (b) a detailed calculation of any deductions from gross sales used to arrive at Net Sales (which deductions must be in accordance with the definition set forth in Section 1.14), and (c) a detailed calculation of the royalties due thereon and aggregate royalties due (including without limitation any currency conversion.

4.3 Currency Conversion

Royalties shall be calculated and paid in United States dollars. For the purpose of computing the Net Sales made in a currency other than United States dollars, Innovay shall convert such currency from local currency to U.S. dollars on a consistent, monthly basis using a five (5) day average of exchange rates to purchase U.S. dollars using such local currency published by Reuters ending on the last business day of the month during which the Net Sales giving rise to the royalty payment obligation were made. In the event Innovay’s policies for currency conversion change in the future, the parties will meet and agree upon a new conversion method.

4.4 Books and Records

Innovay shall keep, or cause to be kept, accurate books and records in sufficient detail to verify the calculation of royalties and the reports given hereunder and shall retain such books and records at its principal place of business for at least five (5) years after the end of the fiscal year to which they pertain. Zengen shall have the right, at its expense and not more frequently than once per calendar year, to have its accountants and/or auditors examine, during normal business hours, the books and records of Innovay, its Affiliates and its sublicensees relating to the calculation of royalties and reports given hereunder for any period during which Innovay is to keep the books and records. If such examination discovers an error in excess of five percent (5%) for the period under review, Jnnovay shall reimburse Zengen for its reasonable costs of examination.

      4.5 Acknowledgment

      Innovay acknowledges that the Licensed Compound, Licensed Patents and the related Licensed Know-How, together with Zengen’s obligation to supply Licensed Compound in bulk or Product for clinical trials, constitute valuable intellectual property, trade secrets and know-how of Zengen. The parties acknowledge and agree that, for their mutual convenience and after considering other alternatives, the payments to Zengen set forth in this Agreement, including this Article 4, and the timing of payments (including the Royalty Period) are an appropriate and mutually convenient way of compensating Zengen.

5. CONFIDENTIALITY;PRESS RELEASES

      5.1 Confidential Information
Except as otherwise provided in this Article 5, during the term of this Agreement and for a period of five (5) years thereafter, each party shall keep confidential and shall not disclose or use (except as contemplated by this Agreement) any proprietary or confidential information received from the other party, including (without limitation) Licensed Know-How and shall not transfer any materials within the Licensed Know-How to any third party. This restriction shall not apply to any information to the extent it (a) is already known to the recipient at the time of disclosure, (b) is or becomes public knowledge through no fault of the recipient, (c) is received without an obligation of confidentiality from a third party having the lawful right to disclose same, or (d) was independently developed or discovered by the receiving party without the use of the information disclosed by the disclosing party.

      5.2 Authorized Disclosure
Each party may disclose information received from the other party (a) to its financial and legal advisors and to third parties, in each case under appropriate terms and conditions, including confidentiality and non-use provisions substantially equivalent to this Article 5, for consulting, manufacturing, development, external testing and marketing trials with respect to Licensed Compound or Product, or to permit such third party to conduct diligence with respect to a potential investment in or acquisition of such party or Product or license or sublicense under the Licensed Patents and (b) to the extent such disclosure is reasonably necessary in connection with submissions to regulatory authorities for purposes of this Agreement, filing or prosecuting patent applications contemplated under this Agreement, prosecuting or defending litigation, complying with applicable governmental regulations or conducting preclinical or clinical trials of Licensed Compound or Product; provided, however, that in the event of any proposed disclosure described in clause (b), the disclosing party will, except where impracticable (e.g., medical emergencies) or where such disclosure is made for the purpose of carrying out any obligation under this Agreement, give reasonable advance notice to the other party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of the information to be disclosed.

5.3 Public Announcements

Except to the extent required by applicable law or regulations, in the reasonable judgment of a party, or to the extent the substance thereof has previously been reviewed and released by the parties or is in the public domain through no fault of the originating party, neither party shall make any announcement, news release, public statement, publication or presentation regarding the terms of this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. The parties will consult with one another regarding the provisions of this Agreement to be redacted in any filing made by the parties with regulatory agencies (e.g., Securities and Exchange Commission) or as otherwise required by law. The parties will use reasonable efforts to coordinate the initial announcement or press release relating to this Agreement such that each party’s initial announcement or press release may be made contemporaneously.

The parties recognize that it may be important to the business of each party to be able to disclose progress and achievements under the Program. Accordingly, the parties agree to make public disclosure, if requested by either party, as Products developed hereunder progress to each new phase of clinical trials and are commercially launched. The parties will confer as to the text of any press release announcing these events. A party may without further permission repeat information regarding this Agreement and the Program that has already been publicly disclosed.

5.4 Scientificand Medical Publications

Each party recognizes that the publication of papers and abstracts, and oral presentations, regarding the results and program of the Program may be beneficial to both parties, provided that it is subject to reasonable controls to protect confidential information and patentability. Accordingly, neither party shall publish or disclose any results, data or other information produced pursuant to the Program unless such party has given the other party the right to review and approved the proposed publication, oral presentation or abstract. Before any such paper, presentation or abstract is presented or submitted for publication, the party proposing publication shall deliver a complete copy to the other party. The receiving party shall review any such paper, presentation or abstract and give its comments to the publishing party within thirty (30) days after receiving such item. The publishing party shall comply with the other party’s request to delete any of such party’s confidential information from such publication, and agrees to withhold submission, presentation or publication of same an additional sixty (60) business days in order to permit the parties to obtain patent protection, if either of the parties deem it necessary, in accordance with the terms of this Agreement.

6. INDEMNIFICATION
6.1 By Zengen.

Zengen shall indemnify, defend and hold harmless Innovay, its sublicensees hereunder and Innovay’s and their officers, directors, employees, agents, consultants, and contractors (the “Indemnified Parties”) from and against any and all third-party claims, actions, suits, and demands and resulting liability, damage, loss, cost or expense (including without limitation reasonable attorneys’ fees) (collectively “Losses”) arising from or related to Zengen’ s and its other licensees’ activities outside the Program in exercise of Zengen’ s retained rights under the Licensed Patents to test, manufacture, distribute, promote, market, sell and/or otherwise commercialize Licensed Compounds and/or Products for outside the Field, unless and to the extent such Loss (a) arises from or is related to the negligence or willful default or fraud of the Indemnified Parties or (b) is a Loss for which Innovay must indemnify, defend and hold harmless Zengen (and its related indemnitees) under Section 6.2. Innovay shall promptly notify Zengen of any such claim or action, allow Zengen to control the defense of such claim or action and render all reasonable assistance to Zengen in connection with defending such claim or action. Zengen shall secure and maintain product liability insurance commensurate with the reasonable standards of the industry with respect to Licensed Compounds and Products developed and/or commercialized by Zengen for outside the Field (and shall require the same of its other Licensed Compound and Product licensees). Upon written request, Zengen shall provide Innovay with evidence of such insurance coverage.

6.2 By Innovay.

Innovay shall indemnify, defend and hold harmless Zengen, its licensees for Licensed Compounds and Products outside the Licensed Field and Zengen’s and their officers, directors, employees, agents, consultants, and contractors (the “Zengen Indemnified Parties”) harmless from and against any and all losses arising from or related to the exercise of the license granted Innovay herein, including without limitation the testing, manufacturing, distribution, promotion, marketing, sale and/or other commercialization of Licensed Compound and/or Product, by Innovay, its Affiliates and its sublicensees, unless and to the extent such loss arises from or is related to the negligence or willful default or fraud of the Zengen Indemnified Parties. Zengen shall promptly notify Innovay of any such claim or action, allow Innovay to control the defense of such claim or action and render all reasonable assistance to Innovay in connection with defending such claim or action. Innovay shall secure and maintain product liability insurance commensurate with the reasonable standards of the industry with respect to Licensed Compound and/or Product developed and/or commercialized hereunder (and shall require the same of its sublicensees hereunder). Upon written request, Innovay shall provide Zengen with evidence of such insurance coverage. It is recognized and agreed that, if Zengen supplies bulk Licensed Compound and/or Product or product to Innovay, the supply agreement between the parties will address Zengen’s and limovay’s respective liability and responsibility related thereto in a manner consistent with industry custom.

6.3 Mechanics.

The indemnifying party under this Article 6 shall not settle any third party claim subject to indemnification for anything other than money damages without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed. The indemnified party shall have the right to be present in person or through counsel at substantive legal proceedings relating to the third party claim giving rise to such party’s right to indemnification hereunder. If the Parties cannot agree as to the application of Sections 6.1 and 6.2 to any Loss, the Parties may conduct separate defense against such Loss. In such case, each Party reserves the right to claim indemnity from the other in accordance with Sections 6.1 and 6.2 upon resolution of the underlying third party claim.

      6.4 Limitation of Liability.

     IN NO EVENT SHALL EITHER PARTY OR ITS RESPECTIVE AFFILIATES AND SUBLICENSEES BE LIABLE FOR SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE, EXCEPT TO THE EXTENT (I) SUCH PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER PARTY FROM SUCH DAMAGES CLAIMED BY THIRD PARTIES UNDER THIS ARTICLE 6, OR (II) RELATING TO A BREACH OF A PARTY’S CONFIDENTIALITY AND/OR NON-USE OBLIGATIONS SET FORTH IN ARTICLE 5.

7. INTELLECTUAL PROPERTY
7.1 Prosecution

Zengen shall have the first right to prosecute and take all reasonable steps required to maintain in full force and effect and defend the Licensed Patents in the Licensed Field and Territory. (For example, defending includes interference and opposition proceedings pertaining to patent applications or patents, but does not include enforcing the Licensed Patents against third party infringers, which is covered by Section 7.2.). All out-of-pocket costs after the date of this Agreement incurred by or on behalf of Zengen, including, but not limited to, outside attorneys’, translation, filing and maintenance fees and costs in connection therewith, shall be paid by Innovay to Zengen within thirty (30) days of invoice. Zengen shall provide Innovay with an opportunity to review and comment on the nature, text and prosecution of any new or pending patent applications for all Licensed Patents in the Territory, other than any applications that relate primarily to uses, formulations, or other items that are specific to Licensed Compounds or Products for outside the Licensed Field. Zengen shall consider in good faith any comments from hmovay regarding steps that might be taken to strengthen the Licensed Patents being licensed to hmovay hereunder and shall, on a reasonable basis, conduct discussions with Innovay, at its request, regarding the patent prosecution strategy for the Licensed Patents.

If Zengen chooses not to prosecute, defend or maintain any patent application or patent within the Licensed Patents in the Territory, and that patent application or patent does not relate primarily to uses, formulations or other items that are specific to Licensed Compound or Product for outside the Licensed Field, then Zengen shall notify Innovay and Innovay shall have the right to prosecute, defend or maintain such patent application or patent at Innovay’s sole expense. In this case, Innovay shall provide Zengen with an advance draft of patent filings it proposes to make to patent authorities with respect to such prosecution, defense or maintenance, and shall reasonably consider Zengen’s comments thereon.

7.2 Third-PartyInfringement

(a) Notice.

(i) Each party shall promptly inform the other of any third party activities within the Territory directed to the Licensed Field that the notifying party suspects to infringe the Licensed Patent or misuse, misappropriation, theft or breach of confidence of other proprietary rights in the Licensed Know-How, and/or Products by a third party.

(ii) Neither party shall notify a third party of their infringement of the Licensed Patent by activities in the Territory with Licensed Compound directed to the Licensed Field without first conferring with the other party, and unless such party has the right to bring and control the infringement suit against such activities, in accordance with subsection (c).

(b) Infringement Outside the Scope of Innovay’s License.Zengen retains the sole right to prosecute infringement of the Licensed Patents by activities directed to outside the Licensed Field, that do not involve Licensed Compounds or Products, that occur outside the Territory or that are otherwise beyond the scope of Innovay’s license hereunder. For clarity, Zengen also retains the right to control the infringement suits against such infringement and to retain all recoveries on such suits.

(c) Infringement Inside Licensed Field and Territory.

(i) First Right. Zengen shall have the first right, but not the obligation, to prosecute infringement of the Licensed Patents within the Territory by activities with Licensed Compounds or Products for the Licensed Field. (For clarity, this first right shall apply equally to counterclaims of Licensed Patent infringement that Innovay and its sublicensees may wish to bring if they are sued by a third party for patent infringement by their activities with respect to Licensed Compounds, as it does to other infringement suits.)

(ii) Back-up Right for Competitive Infringement.If Zengen fails within ninety (90) days after receiving notice from Innovay of Licensed Patent infringement within the Territory by activities (x) with Licensed Compounds or Product, (y) directed toward the Licensed Field, and (z) competitive with any Products then being clinically developed or marketed by hmovay (“Competitive Infringement”) or if Zengen notifies Innovay that Zengen does not plan to prosecute such infringement, then Innovay shall have the right to do so at its own expense.

(iii) Recoveries. Any recovery or damages received by either party derived from any action brought or defended by either party under clauses (c)(i) or (c)(ii) above shall first be applied to pay the parties’ out-of-pocket costs and attorneys fees associated with bringing or defending the action. The balance of any recovery or damages shall then be split fifty percent (50%) to Innovay and fifty percent (50%) to Zengen. If the Licensed Patent infringement suit pursued by Zengen involves both Competitive Infringement and other infringement (i.e., infringement that is outside the scope of hmovay’s license or that does not represent competition against Products clinical developed or commercialized under this Agreement), then Zengen shall be entitled to solely retain all recoveries and damages that are based upon such other infringement.

7.3 Declaratory Judgment Actions.

Each party shall promptly notify the other after becoming aware of any suit or judicial or other official proceeding filed by a third party alleging the non-infringement, invalidity or unenforceability of the Licensed Patents including without limitation any declaratory judgment action. If any such suit or proceeding is filed with respect to the validity, enforcement or infringement any of the Licensed Patents with respect to the Licensed Field, Zengen will have the first right, but not the obligation, to prosecute or defend such action. If Zengen elects to do so, it will be solely responsible for all of its own attorneys fees, costs of defense, and liability arising out of that action. If Zengen fails to do so within ninety (90) days, then Innovay shall be entitled to so and will be solely responsible for all of its own attorneys fees, costs of defense, and liability arising out of that action that Innovay shall keep Zengen fully informed of Innovay’s plans for the conduct of any such suit on an ongoing basis.

7.4Cooperation.

In any infringement suit brought or declaratory judgment action defended by Zengen to protect any of the Licensed Patents pursuant to this Agreement, Innovay, shall cooperate and require each of its sublicensees hereunder to cooperate in all respects including joining said action at the request of Innovay and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. In any infringement suit brought or declaratory judgment action defended by Innovay to protect any of its rights in the Licensed Patents and permitted pursuant to this Agreement, Zengen shall cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. This Section only applies to cooperation in suits that a party is entitled to bring in accordance with Sections 7.1-7.3.

7.5 Upstream Licenses.

With respect to Licensed Patents Controlled (but, for clarity, not owned) by Zengen, Sections 7.1-7.4 are subject to the relevant provisions of any agreement between Zengen and the third party that granted Zengen rights thereunder that are sublicensed under this Agreement.

       7.6 Patent Markings
Innovay shall cause each Product to be marked with applicable Licensed Patents in accordance with applicable patent laws.

      7.7 Program Technology

(a) Other than the Product Patents, the parties shall own the Program Patents and Know-How developed, invented, created or discovered under the Program in accordance with inventorship.

(b) Zengen shall own the Product Patents and Program Know-How, and the Product Patents and Program Know-How shall be exclusively licensed to hinovay in accordance with Section 2.1.

(c) Notwithstanding subsection (b), with respect to Product Patents granted in the Territory, Innovay shall not be required to make such assignment (the “South Korean Patents”). Instead, Innovay hereby grants Zengen a non-exclusive, royalty-free irrevocable license under the South Korean Patents to make, have made, use, sell, offer for sale and import the inventions claimed in such Patents in the jurisdictions in which they are granted. Such license shall be sublicenseable through one (1) or more tiers of sublicensees without Innovay’s consent.

(d) Each party hereby assigns any right, title or interest (other than such license) it may have in the Product Patents and Program Know-How to the other party as necessary to achieve ownership thereof as set forth in subsections (b) through (e). Each party shall, at the other’s expense, fully cooperate with such other party to take all such actions and execute and deliver all such documents and instruments as may be required to evidence or record such assignment or to perfect or enforce any Patents thus assigned to such other party, and appoints such other party as its attorney-in-fact to execute and deliver such documents and instruments if such other party is unable after making reasonable inquiry to obtain the assigning party’s signature on same.

(e) For Program Patents that are jointly owned in accordance with the foregoing in this Section, the parties shall confer and agree upon which party shall prosecute and maintain such Patents, and how the costs of such prosecution and maintenance shall be borne.
7.8 Manufacturing Technology.

If the manufacturing process for Licensed Compound or Products employs Innovay technology, inventions, developments or information predating and/or developed independently of the Program (i.e. that is not Program Technology and Patents claiming which would not be Program Patents) (collectively, “Incorporated Technology”), then Zengen shall have a license under any of the Incorporated Technology owned or Controlled by Innovay or its Affiliates to make, have made and import bulk Licensed Compound or Product (a) for Innovay and (b) for itself and its licensees for outside the Licensed Field. This license shall be sublicenseable through multiple layers without consent. If this Agreement terminates for reasons other than insolvency or material breach of Zengen pursuant to Section 8.2 or 8.3, Innovay hereby grants Zengen effective and irrevocable upon such termination a fully paid-up, royalty-free, worldwide, nonexclusive license, with right to sublicense through multiple layers without consent, to make, have made, use, sell, offer to sell and import bulk Licensed Compound and Product using any Incorporated Technology.

8. TERM AND TERMINATION
8.1 Expiration

Unless terminated earlier, this Agreement shall expire upon the later of (a) the last to expire of any patents included in the Licensed Patents and (b) the last to end of any Royalty Period for any Product then being sold in the Territory. Upon expiration (but not termination) of this Agreement, Innovay’s license to use the Licensed Know-How pursuant to Section 2.1 shall become fully paid-up, royalty-free and nonexclusive and shall survive.

8.2 Insolvency

If either party shall become insolvent or make an assignment for the benefit of creditors, or if proceedings in voluntary or involuntary bankruptcy shall be instituted on behalf of or against such party, or if a receiver or trustee of such party’s property shall be appointed, the other party shall have the right to terminate this Agreement at any time by written notice to the insolvent party.

8.3 Breach

Each party shall have the right to terminate this Agreement after appropriate written notice to the other party in the event the other party is in material breach of this Agreement (including failure to timely pay any amounts due hereunder), unless the other party cures such breach within thirty (30) days (or ten (10) days in the case of failure to pay any amount due) after the date of notice; provided, however, that any such termination shall not release either party from any obligations accrued prior thereto. Any termination notice must state with particularity the nature of the breach and state the notifying party’s intention to terminate this Agreement if the breach is not cured.

8.4 Inventory

Innovay shall have a period of twelve (12) months following termination of this Agreement to sell any inventory of Product remaining at the date of termination, subject to the payment of royalties in accordance with Article 4.

8.5 Return of Licensed Know-How

Upon termination of this Agreement, Innovay shall (a) cause all materials containing or constituting the Licensed Know-How to be promptly returned to Zengen, (b) at Zengen’s election, assign to Zengen rights in the Licensed Compound and/or Product Regulatory Filings (e.g., but without limitation, INDs and NDAs) (to the full extent assignable, and to the extent not assignable shall provide full and freely transferable rights of reference and access thereto to Zengen) requested by Zengen, as to which Zengen shall be responsible for all future costs and charges accruing thereunder, (c) during the four (4) months following termination, discuss with Zengen information and data that exists with respect to the Licensed Compound and Product and provide to Zengen such relevant information and data requested by Zengen and provide Zengen at no cost with other reasonable transition assistance to Zengen; and (d) assign all Product Specific trademarks at that time associated with any Product(s).

8.6 Survival

The rights and obligations of Articles 6, 7 and 8 and any accrued obligations shall survive termination or expiration of this Agreement. All other rights and obligations shall not survive termination or expiration.

9. TRADEMARKS AND CORPORATE NAME
All trademarks (except the “Zengen” mark) to be utilized by Innovay and/or its Affiliates with Product under this Agreement shall be owned by Innovay and/or its Affiliates. Except to the extent prohibited by applicable law, Product covered by this Agreement shall bear Zengen’s corporate name in a reasonable location on outer packaging labels and on any package inserts. Innovay shall mention, in certain appropriate forms of its advertising and promotional literature, Zengen’s contribution to the development of each Product to the extent permitted by applicable law. The first use of any such reference shall require Zengen’s approval, which shall not be unreasonably withheld.

10. WARRANTIES; DISCLAIMER

10.1 Both Parties

Each party represents and warrants to the other party that (a) it has full right, power and authority to enter into this Agreement and to carry out the provisions hereof, (b) it has all necessary corporate approvals for its execution, delivery and performance of this Agreement, (c) it has not, and will not during the term of this Agreement, grant any rights or enter into any agreement that would conflict with the terms of this Agreement, and (d) to the best of its knowledge, it is not aware of any patents or pending patent applications of other parties that claim the composition or use of the Licensed Compound.

10.2 Zengen

                   Zengen represents and warrants that it owns or Controls the Licensed Patents set forth in Exhibit A as of the Effective Date. EXCEPT FOR THE WARRANTIES SET FORTH IN SECTIONS 10.1 AND 10.2, ZENGEN MAKES NO OTHER REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE PATENT RIGHTS AND TECHNICAL INFORMATION AND EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, PATENTABILITY AND NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF OTHER PARTIES.

11. MISCELLANEOUS
11.1 Assignment

Neither this Agreement nor any right or obligation arising hereunder may be assigned or delegated in whole or in part by either party without the prior written consent of the other party, except to a successor or purchaser of all or substantially all the assets of the party or of substantially all of the issued and outstanding stock of the party.

11.2 Entire Agreement; Modification

This Agreement, together with a Confidential Disclosure Agreement between the parties regarding disclosures prior to the date of this Agreement, constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes and cancels all prior understandings, promises and agreements. No modification or amendment hereof shall be valid or binding on the parties unless made in writing and duly executed by the parties.

11.3 Notices and Communications

Any notice or any other communication required or permitted to be given to a party pursuant hereto shall be sufficiently given if delivered personally or by facsimile or express courier service (expenses prepaid) to the address set forth below:

Zengen: Zengen, Inc.                                              Attn: Mathew Burns
                            21800 Oxnard Street, Suite 980
                            Woodland Hills, CA 91367
                            FAX: (818) 887-3883

Innovay: Innovay, Inc.              Attn.: John Park
                            2195 K Faraday Avenue
                            Carlsbad, CA 92008
                            FAX: (760)723-4622

or to such other address as the party shall designate by written notice given to the other party. All notices, information, reports and other communications in connection with this Agreement shall be in English.

      11.4 Separability
If any provision of this Agreement shall be held to any extent invalid or unenforceable, such provision shall be deemed amended to conform to applicable laws and to accomplish the intentions of the parties; provided, however, that, in the event Zengen’s right to the royalties or milestone payments provided herein is invalidated or held unenforceable, in whole or in part, this Agreement shall terminate unless the parties mutually agree to an acceptable amendment hereto.

      11.5 Waivers
No waivers of any right under this Agreement shall be deemed effective unless contained in a writing signed by the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future right or of any other right arising under this Agreement.

      11.6 Counterparts
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      11.7 Review of Agreement
This Agreement has been submitted to the scrutiny of both parties and their counsel and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its being drafted by or for one of the parties.

      11.8 Payments
All payments due under this Agreement shall be paid in United States dollars and made by wire transfer. Any payments that are overdue shall be charged interest at the prime rate as quoted by the Wall Street Journal on the first business day of each month plus five (5) percentage points or the maximum permitted by applicable law, whichever is less.

11.9 Compliance With Law; Export Regulations

In the performance of this Agreement, each party shall comply with all laws, regulations, rules, orders and other requirements, now or hereafter in effect, of governmental authorities having jurisdiction. This Agreement and the Licensed Know-How provided hereunder are subject to restrictions concerning the export of information and materials that may be imposed by a government. Accordingly, Innovay agrees that it will not export, directly or indirectly, any information or materials acquired under this Agreement or any products utilizing any such information or materials to any country for which a government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency of the government when required by an applicable statute or regulation.

11.10 Independent Contractors

The parties are and shall be independent contractors. The relationship between the parties created by this Agreement shall not constitute a partnership, joint venture or agency. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, that shall be binding on the other party.

11.11 Nonsolicitation

During the first five (5) years after the date of this Agreement, Innovay shall not solicit or seek to induce any employee of or consultant to Zengen to terminate his or her relationship with Zengen and to seek employment or an independent consulting relationship with Innovay or any of its Affiliates or sublicensees.

11.12 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of California, U.S.A. (regardless of its choice of law provisions).

11.13 Jurisdiction and Venue

Any legal action with respect to this Agreement shall be instituted in any court having subject matter jurisdiction located in Los Angeles, California, the parties hereby consenting to the exclusive jurisdiction (including without limitation personal jurisdiction) and exclusive venue of such courts and waiving all defenses to such jurisdiction and venue (including without limitation the defense of forum non conveniens).

11.14 No Partnership or Joint Venture

The parties’ relationship is that of independent contractors. This Agreement, the parties’ relationship hereunder, and the parties’ activities in connection with this Agreement are not intended to and shall not create any partnership, agency relationship or joint venture, express or implied.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

ZENGEN, INC.

Date:	By:	/s/ R. Steven Davison
R. Steven Davison
Its: President & Chief Executive Officer

INNOVAY, INC.

Date:	By:	/s/ John Park

Its: President & Chief Executive Officer

EXHIBIT A

PATENT RIGHTS

U.S. Patent No. 5,028,592: Antipyretic and Anti-Inflammatory Peptides

U.S. Patent No. 5,157,023: Antipyretic and Anti-Inflammatory Lys-Pro-Val Compositions and Methods of Use

U.S. Patent No. 6,780,838: A Compound And Method Of Treatment For Fungal Pathologies Of The Oral Cavity

U.S. Patent Application Serial No. 09/53 5,066: A Lys-Pro-Val Dimer, Formulations and Applications

U.S. Patent Application Serial No. 09/828,272: Use Of KPV Tripeptide For Dermatological Disorders

U.S. Patent Application Serial No. 09/957,765: Anti-microbial Amino Acid Sequences Derived From Alpha-Melanocyte-Stimulating Hormone

U.S. Patent Application Serial No. 10/193,470: Alpha-Melanocyte Stimulating Hormone Peptides Protection In Organ Transplantation

U.S. Patent Application Serial No. 10/7 14,343: Modified Alpha-Melanocyte Stimulating Hormone Peptides and Derivatives Thereof

U.S. Patent Application Serial No. 10/845,778: Anti-Inflammatory/Anti-microbial Peptides for Use In Dialysis

U.S. Patent Application Serial No. 10/882,085: Modified Alpha-Melanocyte Stimulating Hormone Peptides and Derivatives Thereof

U.S. Patent Application Serial No. 10/923,190: A Compound And Method Of Treatment For Fungal Pathologies Of The Oral Cavity

EXHIBIT B

PEPTIDES

Peptide	Amino Acid Sequence

a-MSH (1-13)	Ac-Ser Tyr Ser Met Gtu His Phe Arg Trp Gly Lys Pro Vat-NH2

CZEN 001	Ac-K-P-V-NH2

CZEN 002	V~P~K~C-5-S-C-K-PV

CZEN 005	Ac-K-A-V-NH2

CZEN 006	~

CZEN N DP	~ H2

PHE7	~

HPV	Ac~His-PrO-VaI-NH2

QPV	Ac-Gin-Pro-Vat-NH2

RPV	Ac~Arg-Pro-Vat-NH2

KPI	Ac-Lys-Pro-lte-NH2

KPL	Ac~Lys-PrO-LeU-NH2

KDV	Ac-K-D-V-NH2

KEV	Ac-K-E-V-NH2

KPM	Ac-K-P-M-NH2

I	~ H2

2	~ H2

3	~

4	~ H2

5	~

10	~

11	~ H2

12	~ H2

13	~ H2

14	~

15	~

16	~ H2

17	~ H2

18	H-H ~ H2

19	~ H2

20	~ H2

21	~ H2

22	~ H2

23	~ H2

24	~ H2

25	~ H2

26	~ H2

19	~ H2

15	~

16	H-H ~ H2

2	~ H2

17	~

1	~ H2

18	~

14	~

5	H-H ~ H2

20	~ H2

CONSENT OF ZEN GEN, INC.

Zen Gen, Inc. hereby consents in any and all respects to the assignment by Innovay Inc., a California corporation to Kleenair Systems, Inc., a Nevada corporation, of all rights subject to all obligations, of Innovay under that certain agreement between Zen Gen, Inc. and Innovay, Inc. titled “LICENSE AND COLLABORATION AGREEMENT” dated as of June 15, 2005.

Signed this Friday of September 23, 2005

Zen Gen, Inc. Inc

Date:	By:	/s/ R. Steven Davidson
R. Steven Davidson
President & Chief Executive Officer

Short Form Assignment 3.1.05
rax iron 12—28—~5 is:~øPg: 2

June 30, 2005

            John Park
President and CEO
Innovay, Inc.
21951 Faraday Avenue
Carlsbad, CA 92008

John:

Ihe license granted by Zengcn, Inc. (“Zengen”) to innovay, inc. (“lrtnovay”) in the License and Collaboration Agreement between the parties dated June 15, 2005 (the “License Agreement”) was expressly conditioned upon the execution and completion of Innovay’s purchac~ of 3,000,000 shares of Zengen’s common stock (“cu~on Stock”) at a purchase price equal to $1.00 per share of Common Stock (the “Offering”) by December 31, 2005, The parties have subsequently decided to postpone the Offering, but not terminate the Lic~n~e Agreement. Instead of completing the Offering at this time and fulfffling the final condition to the License Agreement, the parties have agreed to modify the License Agreement to provide the following payment by Innovay In exchange for the license granted by Zengert:

1,
License Fee. In consideration of the license rights granted in the License Agreement, Innovay shall pay $1,000,000 into escrow as follows: (i~ $250,000 on September 30, 2005, (ii) $250,000 on February 15, 2006, (iii~ $250,000 on May 15, 2006, and (iv) $250,000 on August 15, 2006 (collectively, the t.,icense Fee Payment”). The License Fee Payment may be paid in ca9h or in equity securities publicly traded on a national exchange in tht~ United States.

2.	~ The parties shall enter into a separate E~cr~w Agreement regarding the maintenance of the T.ic~n~e Fee Payment pending its final payment to Zengen.
3.
chnjcalStuLipament In addition to the License Fee Payment, Irmovay agrees to pay any amounts necessary to perform studies on the efficacy of the Licensed Compounds or Products (as defined in the License Agreement) or other clinical Studies necessary for regulatory authoriLie~ in the Territory (the “Clinical Study Payment”).

4.
Payment. The License Fee Payment and the Clinical Study Payment shall collectively be referred to as the “Payments,” The Payments are not creditable against any other payments required to be made by Innovay under the License Agreement and are not refundable. If Jnnovay fails to make any Payment provided for herein within thirty (30) days after the due date thereof as set forth above, then at Zengen’s option, the license granted to innovay in the License Agreement shall no longer be excluciv~ and (h) within sixty (60) days after the due date thereof as set forth above, Zengen shall be entitled to terminate the License Agreement by written notice to Innovay.

This amendment of and modification to the License Agreement is effecbve as of the date hereof, Other than as set forth herein, the License Agreement remains unchanged and in full force and effect between the parties.

The terms of this letter shall be kept confidential and neither party shall disclose the terms of this letter with any third party.

If the foregoing correctly sets forth the agreement between Zengen and irinovay, pleasc~ sign arid return the enclosed copy of this letter, whereupon such letter shall become a binding agreement between the parties hereto that is to be governed by, and construed in accordance with, the laws of
Park
April 15,2005
Page two

the State of California, without reference to principles of conflicts of law. Upon execution, this agreement will contain the entire understanding of the parties and will supersede any prior written or oral expressions of the subject matter hereof.

                    Yours sincerely,

                    ZENGEN, INC.

By:
Accepted and agreed as of the date above first written.

INNOVAY, INC.
Chief Executive Officer
Chief L~ecutiz’e Officer and President

July 15, 2005

John Park
President and CEO
Innovay, Inc.
2195 K Faraday Avenne
Carlsbad, CA 92008

John:

The license granted by Zengen, Inc. (“Zen gen”) to Tnnovay, Inc. (“Innovay”) in the License and Collaboration Agreement between the parties dated June 15, 2005 (the “License Agreement”) related to the license of Zengen’s pep tide molecules for use in vag±nitis and dermatological disorders in South Korea. This letter shall serve as a modification amendment to the Ucense Agreement in the followIng respects:

1.
JJcense Fee. In consideration of the additional technology being licensed to Innovay by Zengen and for an expansion of the Territories covered by the License Agreement (as described below), lnnovay shall pay $2,000,000 into escrow as follows: (i) $350,000 on November 30, 2005, (ii) $500,000 on April 15, 2006, (iii) $500,000 on July 15, 2006, and (iv) $650,000 on October ‘15, 2006 (collectively, the “License Fee Payments”). The License Fee Payments may be paid in cash or in equity securities publicly traded on a national exchange in the United States.

2.
Licensed Technology. The definitions for “Licensed Compound”, “Licensed Field”, “Licensed Know-How” and “Licensed Patents” shall be modified in the License Agreement to include Zengen’s Nasal Gel Delivery technology as summarized in the attached exhibit A.

3.	Territory.In addition to South Korea, the “Territories” for the Nasal Gel Delivery technology shall Include Australia, China, Japan, Malaysia, New Zealand, the Philippines and Thailand.
4.
~ymeni’~.The License Fee Payments are not creditable against any other payments required to be made by Innovay under the License Agreement and are not refundable. If Innovay fails to make any Payment provided for herein within thirty (30) days after the due date thereof as set forth above, then at Zengen’s option, the license granted to innovay in the License Agreement shall no longer be exclusive; and (b) within sixty (60) days alter the due date thereof as set forth above, Zengen shall be entitled to terminate the License Agreement by written hotice to Innovay.

This amendment of and niodificatiori to the License Agreement is effective as of the date hereof. Other than as Set forth herein, the License Agreement remains unchanged and in full force and effect beLw~en the parties.

The terms of this letter shall be kept confidential and neither party shall disclose the terms of this letter with any third party.

If the foregoing correctly Sets forth the agreement between Zengen and lnnovay, please sign and retum the enclosed copy of this letter, whereupon such letter shall become a binding agreement between the parties hereto that is to be governed by, and construed in accordance with, the laws of the Stath of California, without reference to principles of conflicts of law. Upon execution, this agreement will contain the entire understanding of the parbes and will supersede any prior written or oral expressions of the subject matter hereof.

Park
July 15, 2005
Page two

Yours sincerely,

ZEN~N, INC.

By:
Robert S. Davidson
Chief Executive Officer
Accepted and agreed as of the date above first written.

INNOVAY, INC.
Officer and President
Park
July 15, 2005
Page three

EXHIBIT A

NASAL GEL DELIVERY TECHNOLOGY SUMMARY

METHOD AND COMPOSITION FOR DELIVERING ZINC TO THE NASAL MEMBRANE, UNITED STATES PATENT NUMBER 6,365~624,6,O8O,783

A viscous gel delivering minor effective homeopathic or trace amounts of zInc or another metal to the nasal membrane. One of the objectives is the delivery into the blood via the nasal membrane, as well as, topical delivery of small amounts of metal or other chemical elements or compositions.

METHOD AND COMPOSITION FOR RAPID DELIVERY OF BIOACTIVE COMPOUNDS TO THE SYSTEMIC CIRCULATION VIA THE NASAL MEMBRANE, PATENT PENDING

This invention claims compositions and methods for delivering effective amounts of an active substance to the systemic circulation via the nasal membrane. The invention also claitnS a composttiOn which facilitates the movement of a substance across the nasal membrane due to the compositions cellular permeability. bio-energetics (substrate for the second messenger systems) and bic-adhesive properties (reduced nasal clearance into the oral cavity). The invention is a novel composition (pho8phOmatrix) and the method for rapid delivery of bioactive compounds to the systemic circulatiOn via the nasal epithelial membrane.

July 18, 2005

John Park
President and CEO
Innovay, Inc.
2195 K Faraday Avenue
Carlsbad, CA 92008

John:

The license granted by Zengen, Inc. (“Zengen”) to linnovay, Inc. (“Innovay”) in the License and Collaboration Agreement between the parties dated June 15, 2005 (the “License Agreement”) related to the license of Zengen’s peptide molecules for use in vaginitis and dermatological disorders in South Korea. The parties amended the License Agreement in letters dated June 30, 2005 and July 15, 2005. In the July 15th letter, the parties provided a schedule for the License Fee Payments (as defined in the July 15th letter). The parties hereby intend to modify the schedule of the License Fee Payments arising from the July 15th letter as provided below:

Revised Sthe4ule for License Fe~ Payments. Innovay shall pay $2,000,000 in License Fee
Payments into escrow as follows: (i) $350,000 on April 15, 2006, (ii) $500,000 on July 15, 2006,
(iii) $500,000 on October 15, 2006, and (iv) $650,000 on February 15, 2007. The License Fee
Payments may be paid in cash or in equity securities publicly traded on a national exchange in the United States.

The License Fee Payments are not creditable against any other payments required to be made by Innovay under the License Agreement and are not refundable. If Innovay fails to make any Payment provided for herein within thirty (30) days after the due date thereof as set forth above, then at Zengens option, the license granted to Innovay in the License Agreement shall no longer be exclusive; and (b) within sixty (60) days after the due date thereof as set forth above, Zengen shall be entitled to terminate the License Agreement by written notice to Inriovay.

This amendment of and modification to the License Agreement is effective as of the date hereof. Other than as set forth herein, the License Agreement remains unchanged and in full force and effect between the parties.

The terms of this letter shall be kept confidential and neither party shall disclose the terms of this letter with any third party.

If the foregoing correctly sets forth the agreement between Zengen and Innovay, please sign and return the enclosed copy of this letter, whereupon such letter shall become a binding agreement between the parties hereto that is to be governed by, and construed in accordance with, the laws of the State of California, without reference to principles of conflicts of law. Upon execution, this agreement wifi contain the entire understanding of the parties and wifi supersede any prior written or oral expressions of the subject matter hereof.

Park
July 18, 2005
Page two

Accepted and agreed as of the date above first written.

INNOVAY, INC.
Yours sincerely,

ZENGEN, INC.

By:
Matthew Burns
Chief Operating Officer
John Park
Chief Executive Officer and President
Park
July 15, 2005
Page three

EXHIBIT A

NASAL GEL DELIVERY TECHNOLOGY SUMMARY

METHOD AND COMPOSITION FOR DELIVERING ZINC TO THE NASAL MEMBRANE, UNITED STATES PATENT NUMBER 6,365,624,6,080,783

A viscous gel delivering minor effective homeopathic or trace amounts of zinc or another metal to the nasal membrane. One of the objectives is the delivery into the blood via the nasal membrane, as well as, topical delivery of small amounts of metal or other chemical elements or compositions.

METHOD AND COMPOSITION FOR RAPID DELIVERY OF BIOACTIVE COMPOUNDS TO THE SYSTEMIC CIRCULATION VIA THE NASAL MEMBRANE, PATENT PENDING

This invention claims compositions and methods for delivering effective amounts of an active substance to the systemic circulation via the nasal membrane. The invention also claims a composition which facilitates the movement of a substance across the nasal membrane due to the compositions cellular permeability bio-energetics (substrate for the second messenger systems) and bio-adhesive properties (reduced nasal clearance into the oral cavity). The invention is a novel composition (phosphomatriX) and the method for rapid delivery of bioactive compounds to the systemic circulation via the nasal epithelial membrane.

Confirmation of Terms of Agreement

REFERENCE: LICENSE AND COLLABORATION AGREEMENT DATED JUNE 15, 2005 AND LETTER DATED JUNE 30, 2005

1. In consideration of the license rights granted in the license agreement, Innovay shall pay $1,000,000 into escrow as follows:

a. $250,000 on September 30, 2005

b. $250,000 on February 15, 2006

c. $250,000 on May 15, 2006 and

d. $250,000 on August 15, 2006

2. The license fee payment may be paid in cash or in equity securities publicly traded on a national exchange in the United States.

3. The parties shall enter into a separate Escrow Agreement regarding the maintenance of the License Fee Payment pending its final payment to Zengen.

4. In addition to the License Fee Payment, Innovay agrees to pay any amounts necessary to perform studies on the efficacy of the Licensed Compounds or Products or other clinical studies necessary for regulatory authorities in the Territory.

5. That the Zengen, Inc. consents to the assignment by Innovay Inc. to Kleenair Systems, Inc., of all rights subject to all obligations, of Innovay under that certain agreement between Zengen, Inc., and Innovay, Inc., titled “LICENSE AND COLLABORATION AGREEMENT” dated June 15, 2005.

And the assignment took place subsequent to October 31, 2005.

REFERENCE: LICENSE AND COLLABORATION AGREEMENT DATED JUNE 15, 2005 AND LETTER DATED JUNE 30, 2005
1. In consideration of the additional technology being licensed to Innovay by Zengen and for an expansion of the Territories covered by the License Agreement, Innovay shall pay $2,000,000 into escrow as follows:

a. $350,000 on November 30, 2005

b. $500,000 on April 15, 2006

c. $500,000 on July 15, 2006 and

d. $650,000 on October 15, 2006

2. In addition to South Korea, the “Territories” for the Nasal Gel Delivery technology shall include

Australia, China, Japan, Malaysia, New Zealand, the Philippines and Thailand.

The total consideration per license and collaboration agreement dated June 15, 2005 and its subsequent amendment and modification per letter dated June 30, 2005 and July 15, 2005 is $3,000,000.

OTHERS:

Have you or any related party of yours had any ownership interest, direct or indirect in lnnovay Inc.

If yes, please explain below:

The above terms and consent are correct to the best of

COMPANY NAME CORPORATION

Date:	By:	/s/

Title

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is made and entered into as of this 18th day of July, 2005 by and between InnoZen, Inc., a Delaware corporation with offices at 6429 Independence Avenue, Woodland Hills, California 91367 (“InnoZen”) and Innovay, Inc., a California corporation with offices located at 2195 K Faraday Avenue, Carlsbad, California 92008 (“Innovay”). InnoZen and Innovay are hereinafter referred to, individually, as a “Party” and, collectively, as the “Parties”).

RECITALS

WHEREAS, InnoZen has experience in the formulation, development, manufacturing and sale of edible thin film strips containing drug active ingredients, including its current line of Suppress® Cough Strips;

WHEREAS, Innovay, either itself or through its business relationships, has the ability to:
(i) locate brokers, wholesalers and retailers in the Territories (as defined below) for the distribution and sale of Suppress Cough Strips and other film strip products (as more specifically defined below), and (ii) assist in locating parties interested in developing additional products using InnoZen’s Licensed Technology (as defined below); and

WHEREAS, Innovay desires to license from InnoZen the Licensed Technology (as defined below), for the purpose of formulating, developing and manufacturing film strip products for the Territories.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, InnoZen and Innovay agree as follows:

I. DEFINITIONS

As used in this Agreement, the following terms, whether used in the singular or plural, shall have the following meanings:

1.1. “Affiliate” shall mean any company or other business entity controlled by, controlling or under common control with a party, control being presumed if there is direct or indirect ownership of at least 35% (or, if less, the maximum permitted by applicable law) of the voting stock, equity or income interest.

1.2. “Aggregate Consideration” shall mean the aggregate of all non-refundable sums received by either Party from a third party in consideration for the license or sale of a Product, including (i) payments for equity securities or any rights with respect to equity securities, (ii) payments for access to technology, (iii) royalties based on Net Sales, (iv) future payments that the third party is obligated to pay absolutely or upon attaining milestones, and (v) the amount of any interest-bearing liabilities.
1.3. “DSHEA” shall mean the Dietary Supplement Health and Education Act of 1994.

1.4. “FDA” shall mean the United States Food and Drug Administration (or a successor agency).

1.5. “Force Majeure” shall mean a failure to fulfill a requirement under this Agreement due to fire, flood, strike or other labor dispute, accident to machinery, act of sabotage, riot, precedence or priority granted at the request of or for the benefit, directly or indirectly, of any government, including but not limited to the United States of America federal or state, or a Territory, foreign government or any subdivision or agency thereof, export. or import restriction, delay in transportation or lack of transportation, facilities, restriction imposed by United States of America federal or state or a Territory, foreign legislation or rule or regulation there under, or war or insurrection or any cause beyond the control of either party

1.6. “Licensed Technology” shall mean all Patent Rights and all technical information and data owned or possessed by InnoZen as of the date of this Agreement relating to the development, manufacture (including manufacturing process) and commercialization of Products within the Field, but only to the extent such information and data is necessary to commercially exploit the Products within the Field.

1.7. “Net Sales” shall mean the gross amount (regardless of whether actually invoiced, paid or received) for the Product sold, sublicensed, transferred or otherwise arising from the commercial exploitation thereof, whether by InnoZen, Innovay, their Affiliates or a third party, without deduction for any offsets, discounts, costs or taxes, less and except only the following: (a) any trade, cash or quantity discounts, (b) credits or allowances granted upon claims, rejections, returns or retroactive price adjustments of the Product, and (c) customs, duties and taxes based on gross sales of the Product included in and separately stated on the invoice, as adjusted for rebates and refunds (but not including taxes assessed on income). Any Product sold, sublicensed or otherwise transferred in other than an arm’s-length transaction or for other property (e.g., barter) shall be deemed invoiced at its fair market price in the country of sale or transfer, as determined in good faith by the Parties.

1.8. “Party” shall mean Innovay or InnoZen; “Parties” shall mean Innovay and InnoZen.

1.9. “Patent Applications” shall mean United States non-provisional patent application U.S. Serial No. 10/713,544 filed in the USPTO, Europe, Canada, Mexico and Japan on November 14, 2003 and United States non-provisional patent application U.S. Serial No. 10/402,273 filed in the USPTO, Europe and Canada on March 28, 2003 (collectively, the “Patent Applications”); all United States and foreign patents and patent applications deriving priority from the Provisional Applications, and any divisions, continuations, continuations-in-part, re-examinations and reissues of such patent applications.

1.10. “Patent Rights” shall mean all rights arising in connection with the Patent Applications, and any patents ultimately issued in connection therewith.

1.11. “Product” or “Products” shall mean any product (i) formulated and developed by InnoZen for Innovay using or incorporating the Licensed Technology, (ii) Suppress Cough Strips with Dextromethorphan, and (iii) Suppress Herbal Cough Strips; provided, however, the license granted hereunder shall not include any rights to film strip products containing the drug actives Benzocaine or Loratadine or any other drug active ingredients not agreed to by InnoZen.

1.12. “Territories” shall mean China, Japan and South Korea.

1.13. “USPTO” shall mean the United States Patent and Trademark Office.

II. JOINT DEVELOPMENT

2.1. Projects of the Joint Development. This Agreement contemplates certain joint development activities between the Parties that are intended to (i) locate distributors, wholesalers and retailers of Suppress Cough Strips in the Territories, (ii) facilitate the development of new Products for the Territories, and (iii) pursue parties in the Territories that are interested in developing and marketing new Products (collectively, the “Projects”).

2.2. InnoZen’s Responsibilities. InnoZen shall use its know-how, proprietary intellectual property, research and development staff and expertise in order to attempt to develop commercially saleable Products for the Territories. InnoZen agrees to use its best efforts to cooperate, as necessary, in the testing of the efficacy of new Products. The Parties shall jointly use commercially reasonable efforts in locating and negotiating with potential distributors, wholesalers and retailers of Products in the Territories.

2.3. Innovay’s Responsibilities. Innovay agrees to utilize its relationships to (i) locate brokers, distributors, wholesalers and retailers in the Territories for the distribution and sale of Suppress Cough Strips and Products, and (ii) assist in locating parties interested in developing additional products using InnoZen’s Licensed Technology.

2.4. Mutual Warranties. Each Party represents and warrants to the other Party that (a) it has full right, power and authority to enter into this Agreement and to carry out the provisions hereof, (b) it has all necessary corporate approvals for its execution, delivery and performance of this Agreement, and (c) it has not, and will not during the term of this Agreement, grant any rights or enter into any agreement that would conflict with the terms of this Agreement.

III. LICENSE

3.1. License. Subject to (a) the limitations on exclusivity set forth in Section 3.2, (b) the reservations of rights set forth in Section 3.3, (c) the termination of Innovay’s exclusivity rights as set forth in Section 4.3, and (d) the other terms of this Agreement, InnoZen hereby grants to Innovay an exclusive license in and to the Patent Rights and the Licensed Technology (including the right to sublicense any or all of such rights in accordance with the terms of this Agreement) to make, have made, use, offer for sale and sell Products in the Territories.

3.2. Limitations on Exclusivity. In the event Innovay materially breaches or fails to perform any provision of this Agreement and such material breach or failure continues for a period of thirty (30) days after written notice thereof is provided by InnoZen, then, in addition to all other rights and remedies under this Agreement and otherwise available at law, InnoZen shall have the right, at its option, to (a) declare the license granted in Section 3.1 to be nonexclusive whereupon such license shall be nonexclusive, or (b) terminate the license granted in Section 3.1 in its entirety. If InnoZen decides to declare the license nonexclusive, and without limiting any other InnoZen rights and remedies, InnoZen shall have the right to grant to any person(s) or entity(ies) the right and license to make, have made, use, offer for sale and sell Product in the Territories, and to do the foregoing itself. If InnoZen decides to terminate the license granted in Section 3.1 ,all rights granted to Innovay by InnoZen under this Agreement (including without limitation all Patent Rights and Product and Licensed Technology rights) shall terminate, become null and void, and shall revert in their entirety to InnoZen.

3.3. Reservation of Rights. InnoZen reserves all rights to use the Product, the Patent Rights and all of the Licensed Technology (a) for research and testing, (b) to make, have made, and use the Product, the Patent Rights and the Licensed Technology, for InnoZen, Innovay or any of their Affiliates or sublicensees; and (c) to make, have made, use, offer for sale, sell, license and sublicense any and all products not intended to be sold in the Territories. Nothing in this Agreement shall constitute or be deemed to constitute a grant of any rights to Innovay with respect to any product or technology outside of the Territories.

3.4. Reversion. Upon termination of this Agreement, Innovay shall return and deliver to InnoZen the Patent Rights and the Licensed Technology.

3.5. Sublicensing by Innovay.

(a) Right. Subject to the terms of this Section 3.5, Innovay may grant a sublicense of its rights granted pursuant to Section 3.1, subject to InnoZen’s prior written approval, which shall not be unreasonable withheld. Each sublicense shall be subject to and consistent with the terms of this Agreement. Each sublicense shall be terminable at InnoZen’ s option upon termination of this Agreement, immediately upon InnoZen’s written notice. InnoZen may provide such notice at any time after this Agreement terminates. If InnoZen decides to maintain any sublicense agreement in effect, Innovay shall assign all its rights to such sublicense to InnoZen.

(b) Information. Because of the practical impact that Innovay’s sublicensees’ activities could potentially have upon InnoZen’s activities with Licensed Technology and Products for outside the Territories, for each prospective sublicense, Innovay shall keep InnoZen informed of progress by notifying InnoZen of the potential sublicense (including without limitation the identity of the sublicensee) promptly as Innovay moves with that sublicensee from the term sheet stage to the draft agreement stage. In addition, Innovay shall promptly inform InnoZen of the execution, scope, amendment of scope and termination of each sublicense and the name and address of each sublicensee, During any notice period prior to termination of this Agreement, Innovay shall provide InnoZen with a summary of all sublicenses then in effect (including without limitation all amendments, side letters, etc.). If InnoZen encounters a third party that wishes to discuss a license for the Licensed Technology or any Products inside the Territories, InnoZen shall refer such party to Innovay for licensing discussions.

(c) Potential Licensees Outside the Licensed Fields. Because Innovay’ s license is limited to the Territories, Innovay’ s right to grant sublicenses is limited to the Territories. If Innovay encounters a third party that wishes to discuss a license for the Licensed Technology or any Products for outside of the Territories, Innovay shall refer such party to InnoZen for licensing discussions. InnoZen retains the right to grant or withhold licenses for outside of the Territories in InnoZen’s sole discretion. InnoZen reserves the right to choose with whom to negotiate the terms of potential licenses for the Licensed Technology and all Products for outside the Territories in InnoZen’s sole discretion

IV. MARKETING AND DISTRIBUTION

4.1. Best Efforts.

(a) Innovay shall use its best efforts to actively promote the sale of the Products in the Territories, including but not limited to calling on customers, actively soliciting and securing orders for the Products, introducing, demonstrating, advertising and marketing the Products.

(b) Beginning immediately following the launch of any Product in a Territory, Innovay shall submit a complete quarterly report to InnoZen detailing its efforts to promote the sale of each Product in each Territory and detailing both turnover and direct sales activities.

4.2. Minimum Sales Requirements. Innovay shall be responsible for, and shall use reasonable commercial efforts to market and sell Products in the Territories. Innovay shall be obligated to meet the volume commitments in each Territory as defined in the table below:

	China	Japan	South Korea
Each Full Year (Commence Jan 1st)	Units of Product Purchased per Year	Units of Product Purchased per Year	Units of Product Purchased per Year 200,000
1”	500,000	500,000
2’~’	1,500,000	1,000,000
3rd	2,500,000	2,000,000	1,000,000
4th	4,000,000	3,000,000	1,750,000
5th	5,000,000	4,000,000	2,500,000

4.3. Shortfalls and Cure Period. In the event that Innovay does not achieve the volume commitments for any particular year in any given Territory, and such shortfall is not attributable to InnoZen’s failure to supply Product or to a Force Majeure, then within thirty (30) days after the end of the year in question, InnoZen shall provide Innovay with written notice of the shortfall. Innovay shall then have thirty (30) days to meet its volume commitments for the previous year containing the shortfall. If Innovay fails to meet the applicable volume commitment for any year in any Territory, InnoZen may then, in its sole discretion: (i) terminate Innovay’s exclusivity but grant to it a nonexclusive distribution right in the Territory in which the shortfall occurred; or (ii) terminate Innovay’s distribution rights in such Territory in its entirety. If Innovay fails to meet the applicable volume commitment for any year in more than one Territory, in addition to the remedies set forth above, InnoZen shall also be entitled, in its sole discretion, to terminate this Agreement in its entirety.

V. MANUFACTURE.

5.1. Supply. Innovay shall purchase all of its requirements of Product exclusively from InnoZen. No later than one hundred twenty (120) days prior to the date of the first anticipated commercial launch of any Product in any Territory, Innovay shall provide InnoZen with an annual, non-binding forecast of Innovay’ s requirements of any Product in any Territory. At such time, the Parties will negotiate a reasonable and customary forecasting and ordering mechanism. The Parties will also, at such time, negotiate and put in place a more comprehensive agreement to govern InnoZen’s supply to Innovay (the “Supply Agreement”) for each Product in each Territory, including the price of such Product. The Supply Agreement shall be reasonable and consistent with industry practices.

VI. LICENSE FEE; REVENUE SHARING

6.1. License Fee. Inconsideration of the license, distribution and marketing rights granted in this Agreement, Innovay shall pay to InnoZen:

(a) (i) $250,000 on October 4, 2005, (ii) $250,000 on December 15, 2005, and (iii) $250,000 on February 15, 2006 (collectively, the “License Fee Payment”); and

(b) any amounts necessary to perform studies on the efficacy of the Product or other clinical studies necessary for regulatory authorities in the Territories (the “Clinical Study Payment”).

6.2. Payment. The License Fee Payment and the Clinical Study Payment shall collectively be referred to as the “Payments.” The Payments are not creditable against any Revenue Sharing as set forth under Section 6.3 or other payments required from Innovay elsewhere herein and are not refundable. If Innovay fails to make any Payment provided for in this Article VI within thirty (30) days after the due date thereof as set forth above, then at InnoZen’s option, the license granted to Innovay hereunder shall no longer be exclusive; and (b) within sixty (60) days after the due date thereof as set forth above, InnoZen shall be entitled to terminate this Agreement by written notice to Innovay.

6.3. Revenue Sharing. As soon as Innovay receives Aggregate Consideration, including (a) license fee revenues for sublicenses of all Products in all Territories, (b) royalty revenues from sales of all Products in all Territories, (c) Net Sales from its own sales of Products in the Territories, or (d) any other revenue from the sale or license of Products in the Territories, in excess of the License Fee Payment (the “Excess Revenue”), Innovay shall begin sharing 25% of such Excess Revenue with InnoZen for the remaining term of the Agreement. For example, if Innovay receives $2,000,000 in license fees and sales of Products in the Territories, InnoZen would be entitled to receive $312,500 under this Section 6.3 [($2,000,000 - $750,000) x 0.25].

6.4. Payment; Reports. Innovay shall keep, or cause to be kept, accurate books and records in sufficient detail to verify the calculation of Excess Revenues and the reports given hereunder and shall retain such books and records at its principal place of business for at least five (5) years after the end of the fiscal year to which they pertain. InnoZen shall have the right, at its expense and not more frequently than once per calendar year, to have its accountants and/or auditors examine, during normal business hours, the books and records of Innovay, its Affiliates and its sublicensees relating to the calculation of Net Sales, royalties, license revenues and reports given hereunder for any period during which Innovay is to keep the books and records. If such examination discovers an error in excess of five percent (5%) for the period under review, Innovay shall reimburse InnoZen for its reasonable costs of examination.

6.5. Currency Conversion. Payments shall be calculated and paid in United States dollars. For the purpose of computing the Aggregate Consideration or Excess Revenue made in a currency other than United States dollars, the Parties shall convert such currency from local currency to U.S. dollars on a consistent, monthly basis using an average of exchange rates for the month published by Reuters ending on the last business day of the month during which a royalty payment is to made.

6.6. Taxes. Each Party agrees to bear all of the sales and use taxes imposed as a result of the existence or operation of this Agreement on each Party, including any tax on or measured by sales, royalties or other payment.

VII. LICENSED TECHNOLOGY AND PATENT RIGHTS

         7.1. Ownership.

(a) All works of authorship, discoveries, improvements and inventions made, authored, or invented by InnoZen, and/or any of its Affiliates in the performance of this Agreement or which otherwise relates to the Product, the Patent Rights and/or the Licensed Technology (collectively, “InnoZen Improvements”) shall be owned by InnoZen. All works of authorship, discoveries, improvements and inventions made, authored, or invented by Innovay, and/or any of its Affiliates in the performance of this Agreement or which otherwise relate to the Product, the Patent Rights and/or the Licensed Technology (collectively, “Innovay Improvements”) shall be owned by Innovay. hmoZen shall promptly disclose InnoZen Improvements, in confidence, to Innovay, and Innovay shall promptly disclose Innovay Improvements, in confidence, to InnoZen. With respect to any such InnoZen Improvements and Innovay Improvements, the Parties shall discuss and agree in good faith whether to incorporate them into any aspect of the Product, whether to seek intellectual property protection for them, whether to transfer ownership of them, and any consideration to be given or exchanged for them.

7.2. Infringement.

(a) Each Party shall promptly notify in writing the other Party during the term of this Agreement of any: (i) known infringement or suspected infringement of any of the Patent Rights; or (ii) unauthorized use or misappropriation of the Licensed Technology by a third party of which it becomes aware, and shall provide the other Party with all available evidence supporting said infringement, suspected infringement or unauthorized use or misappropriation. Within ninety (90) days after InnoZen becomes, or is made aware of any of the foregoing, InnoZen shall decide whether or not to initiate an infringement or other appropriate action and shall notify Innovay of its decision in writing. The failure of InnoZen to inform Innovay of InnoZen’s decision within such 90-day period shall be deemed a decision not to initiate an infringement or other appropriate action.

(b) In the event that InnoZen notifies Innovay of its intent to initiate an infringement or other appropriate action within the 90-day period provided in Section 7.2(a), provided such infringement is continuing, InnoZen shall initiate such an infringement or other appropriate action within 30 days of the end of such 90-day period. InnoZen shall be entitled to join Innovay as a party to such suit, but Innovay shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party to the suit or being involved in the commercialization of any Patent Rights and/or Licensed Technology at issue. If Innovay chooses to participate, Innovay shall have the right to be represented by its own counsel at its own expense. InnoZen shall not settle any such suit involving rights of Innovay nor make an admission of liability on behalf of Innovay without obtaining the prior written consent of Innovay, which consent shall not be unreasonably withheld. In the event InnoZen initiates proceedings pursuant to this Section 7.2(c), InnoZen shall be entitled to 100% of any and all amounts recovered in such suit, whether through judgment, settlement or otherwise, including without limitation, any punitive damages that may be awarded, up to the amount of InnoZen’s costs of suit, and InnoZen and Innovay shall each be entitled to 50% of all amounts recovered in such suit, whether through judgment, settlement or otherwise, including without limitation, any punitive damages that may be awarded, in excess of InnoZen’ s costs of suit.

(c) In the event that InnoZen decides not to initiate, or is deemed to have not decided to initiate an infringement or other appropriate action within the 90-day period provided in Section 7.2(a), or does not initiate such an infringement or other appropriate action within 30 days of such 90-day period as provided in Section 7.2(b), Innovay shall have the right, at its expense, to initiate an infringement or other appropriate action, and shall be entitled to join InnoZen as a party to such suit, but InnoZen shall be under no obligation to participate except to the extent that such participation is required as a result of its being a named party to the suit or being the owner of any Patent Rights and/or Licensed Technology at issue. Notwithstanding the foregoing, in the event that InnoZen is engaged at the end of said 90-day period in negotiations for the settlement of the said patent infringement which has been the subject of notice from Innovay to InnoZen and has advised Innovay in writing of such negotiations, then the above mentioned right and option of Innovay to bring suit shall be exercised only with the written consent of InnoZen which will not be unreasonably withheld. If InnoZen chooses to participate in any suit initiated by Innovay, InnoZen shall have the right to be represented in any such suit by its own counsel at its own expense. Innovay shall not settle any such suit involving rights of InnoZen nor make an admission of liability on behalf of InnoZen without obtaining the prior written consent of InnoZen, which consent shall not be unreasonably withheld. In the event limovay initiates proceedings pursuant to this Section 7.2(c), Innovay shall be entitled to 100% of any and all amounts recovered in such suit, whether through judgment, settlement or otherwise, including without limitation, any punitive damages that may be awarded, up to the amount of Innovay’s costs of suit, and InnoZen and Innovay shall each be entitled to 50% of all amounts recovered in such suit, whether through judgment, settlement or otherwise, including without limitation, any punitive damages that may be awarded, in excess of Innovay’s costs of suit.

(d) Nothing herein contained shall be construed to require either party to expend money in litigation or in the enforcing of Patent Rights and/or Licensed Technology rights unless it so elects and in the event a party proceeds with litigation in the name of the other party in any cause in which such other party is not voluntarily a party, as evidenced by written notice, such party shall and agrees to hold the other party harmless from any all liabilities arising thereunder, including, but not limited to, attorney’s fees, court costs, and damages arising out of counterclaims, cross-claims and the like.

7.3. Assistance. Each Party shall provide to the other Party reasonable assistance as necessary for the Parties to exploit its rights under this Article VII.

VIII. CONFIDENTIAL INFORMATION
8.1. Confidential Information. Except as otherwise provided in this Article VIII, during the term of this Agreement and for a period of five (5) years thereafter, each Party shall keep confidential and not disclose or use (except as contemplated by this Agreement) any proprietary or confidential information received from the other Party. This restriction shall not apply to any information to the extent it (a) is already known to the recipient at the time of disclosure, (b) is or becomes public knowledge through no fault of the recipient, (c) is received without an obligation of confidentiality from a third party having the lawful right to disclose same, or (d) was independently developed or discovered by the receiving party without the use of the information disclosed by the disclosing Party.

8.2. Authorized Disclosure. Each Party may disclose information received from the other Party (a) to third parties under appropriate terms and conditions, including confidentiality provisions substantially equivalent to this Article VIII, for consulting, manufacturing, development, external testing and marketing trials with respect to Licensed Technology or a Product and (b) to the extent such disclosure is reasonably necessary in connection with submissions to regulatory authorities for purposes of this Agreement, filing or prosecuting patent applications contemplated under this Agreement, prosecuting or defending litigation, complying with applicable governmental regulations or conducting preclinical or clinical trials of the Licensed Technology or the Product; provided, however, that in the event of any proposed disclosure described in clause (b), the disclosing Party will, except where impracticable (e.g., medical emergencies) or where such disclosure is made for the purpose of carrying out any obligation under this Agreement, give reasonable advance notice to the other Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of the information to be disclosed.

8.3. Public Announcements.Except to the extent required by applicable law or regulations, in the reasonable judgment of a Party, or to the extent the substance thereof has previously been reviewed and released by the Parties or is in the public domain through no fault of the originating Party, neither Party shall make any announcement, news release, public statement, publication or presentation regarding the material terms of this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld. The Parties will consult with one another regarding the provisions of this Agreement to be redacted in any filing made by the parties with regulatory agencies (e.g., Securities and Exchange Commission) or as otherwise required by law. The Parties will use commercially reasonable efforts to coordinate the initial announcement or press release relating to this Agreement such that each Party’s initial announcement or press release may be made contemporaneously.

IX. TERMINATION

9.1. Term. Unless terminated earlier, this Agreement shall terminate on July 17, 2020.

9.2. Termination for Breach.

(a) By Innovay. Except as otherwise provided in this Agreement, Innovay shall be entitled to terminate this Agreement by written notice to InnoZen in the event that InnoZen shall be in material default of any of its obligations hereunder and shall fail to remedy any such default within thirty (30) days after written notice thereof by Innovay.

(b) By InnoZen. Except as otherwise provided in this Agreement, InnoZen shall be entitled to terminate this Agreement by written notice to Innovay in the event that Innovay shall be in material default of any of its obligations hereunder and shall fail to remedy any such default within thirty (30) days after written notice thereof by InnoZen.

9.3. Effect of Termination. Termination of this Agreement shall not relieve either party of its obligations incurred up to the date of termination. Except as otherwise provided in this Agreement, upon termination, all rights in the Product, the Patent Rights and Licensed Technology shall revert to and automatically be assigned to and owned by InnoZen. Upon termination, InnoZen shall be the sole proprietor of all rights in the Product, the Patent Rights and the Licensed Technology. Upon termination of this Agreement, no Party shall be relieved of any obligations, including any liability for breach of this Agreement, incurred prior to such termination.

9.4. Survival of Obligations; Return of Confidential Information. Notwithstanding any termination of this Agreement, the obligations of the Parties with respect to Confidential Information (Article VIII), as well as any other provisions which by their nature are intended to survive any such termination, shall survive and continue to be enforceable. Upon any termination of this Agreement, each Party shall promptly return to each other Party all written Confidential Information, and all copies thereof, of such other Party.

X. MISCELLANEOUS

10.1. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the United States of America and the State of California without regard to its rules governing conflicts of law.

10.2. Waiver. The waiver by any Party of a breach or a default of any provision of this Agreement by any other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

10.3. Notices. Any notice or other communication in connection with this Agreement must be in writing and if by mail, by certified mail, return receipt requested, and shall be effective when delivered to the addressee at the address listed below or such other address as the addressee shall have specified in a notice actually received by the addressor.

If to InnoZen:                InnoZen, Inc.
                Attn: Matthew Burns
                        6429 Independence Avenue
                        Woodland Hills, CA 91367
                        Facsimile: 818.593.4808

If to Innovay:                Innovay, Inc.
                        Attn.:John Park
                        2195 K Faraday Avenue
                        Carlsbad, CA 92008
                        FAX: (760) 723-4622
10.4. Entire Agreement. This Agreement contains the full understanding of the Parties with respect to the subject matter hereof and supersedes all prior understandings and writings relating hereto. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties.

10.5. Headings. The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

10.6. Severability. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected.

10.7. Assignment. Either Party shall have the right to transfer all of its rights under this Agreement to any successor or assign of all, or substantially all, such Party’s assets or equity interests; provided, however, that the proposed successor or assign agrees in writing to remain bound by the terms of this Agreement, including the continued payment of royalties. Other than as set forth above, neither Party may assign its rights or obligations hereunder without the prior written consent of each other Party.

10.8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns.

10.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.

10.10. No Partnership. This Agreement does not constitute and shall not be construed as constituting an agency, partnership or joint venture relationship between Innovay and InnoZen. Neither Innovay nor hmoZen shall have the right to obligate or bind the other party in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons.

10.11. Costs. In the event of any litigation arising out of or with respect to this Agreement, the non-prevailing party shall pay the costs of the prevailing party including its reasonable attorneys’ fees incurred in connection therewith through and including the costs of any appeals and appellate costs relating thereto, and the reasonable attorneys’ fees and costs incurred in connection with any bankruptcy proceeding.

INNOZEN

December 12, 2005

John Park
President and CEO
Iflnovay, Inc.
2195 K Faraday Avenue
Carlsbad, CA 92008

John:

The license granted by InnoZen, Inc. (“InnoZen”) to Innovay, Inc. (“Innovay”) in the License Agreement between the parties dated July 18, 2005 (the“License Agreement”) related to the license of InnoZen’s film strip technology for the purpose of formulating, developing and manufacturing film strips in China, Japan and South Korea. The parties hereby intend to modify the schedule of the License Fee Payments as set forth in Section 6.1 of the License Agreement as follows:

“V. LICENSE FEE; REVENUE SHARING

6.1 License Fee. In consideration of the license, distribution and marketing rights granted in this Agreement, Innovay shall pay to InnoZen:

(a) (i) $250,000 on October 4, 2005, (ii) $250,000 on January 15, 2006, and (iii) $250,000 on March 15, 2006 (collectively, the “License Fee Payment”); and

(b) any amounts necessary to perform studies on the efficacy of the Product or other clinical studies necessary for regulatory authorities in the Territories (the “Clinical Study Payment”).”

This amendment of and modification to the License Agreement is effective as of the date hereof. Other than as set forth herein, the License Agreement remains unchanged and in full force and effect between the parties.

The terms of this letter shall be kept confidential and neither party shall disclose the terms of this letter with any third party.

If the foregoing correctly sets forth the agreement between InnoZen and Innovay, please sigu and return the enclosed copy of this letter, whereupon such letter shall become a binding agreement between the parties hereto that is to be governed by, and construed in accordance with, the laws of the State of California, without reference to principles of conflicts of law. Upon execution, this agreement wilJ contain the entire understanding of the parties and will supersede any prior written or oral expressions of the subject matter hereof.

~den~al
6429 Independence Avenue! Woodland Hills, CA 91367! PHONE 818,593.4880 FAX818 593 4808
INNOZEN

Yours sincerely,

INNOZEN, INC.

j~/J 9~
By:1 / (C-
Robert Davidson
Chief Executive Officer
Accepted and agreed as of the date above first written.
INNOVAY, INC.
Park
Chief Executive Officer and President
6429 Independence Avenue! Woodland Hills, CA 91367! PHONE 818.593.4880 IFAX 818.593.4808
Confidential

Exhibit 3

INNOVAY LIABILITIES

1. Trade payables of $202,405. This amount varies from time to time.

2. A loan from a shareholder in the mount of $19,208.

3. $3,456,725 in royalty payments due on the Zengen and Innozen licenses. These amounts are payable over the next approximately fifteen (15) months.

4. There is a contingent liability to Mr. Lang based upon the ultimate sales price of the marketable securities contributed by him. In the event that the securities are sold for more than $500,000, any amount over $500,000 shall be returned to Mr. Lang.

Exhibit 4

The Innovay Financial Statements attached to the Asset Purchase Agreement appear as Exhibit “F” to this 14C Information Statement. Therefore, a duplicate copy is not being included here.

Exhibit 5

OFFICERS CERTIFICATE

The undersigned, Lionel Simons, President of KleenAir Systems, Inc., a California corporation hereby represents and warrants as follows:

1. That each and all of the representations and warranties of KleenAir Systems, Inc., made in that certain Asset Purchase Agreement, dated as of December 22, 2005 by and between Innovay, Inc. and KleenAir Systems, Inc. is as of this date, true, complete and correct to the best of my knowledge, information, and belief

Signed this 22nd day of December 2005 in Los Angeles, California.

KLEENAIR SYSTEMS, INC.

Date:	By:	/s/ Lionel Simons
Lionel Simons
President

Exhibit 6

RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF KLEENAIR SYSTEMS, INC.
A Nevada Corporation

The undersigned, constituting all of the members of the Board of Directors of KleenAir Systems, Inc., a Nevada corporation (“Corporation”), do hereby adopt the following preambles and resolutions by their written consent in accordance with the bylaws of this Corporation and Section 78.315 of the Nevada Revised Statutes, effective as of December 19, 2005, as follows:

WHEREAS, the directors have carefully reviewed the proposed Asset Purchase Agreement between the Corporation and Innovay, Inc., a California corporation, and believe that entry into the Asset Purchase Agreement would be in the best interests of the Corporation.

WHEREAS, the directors believe that in order to comply with the terms of the Asset Purchase Agreement certain corporate actions need to be taken by this Corporation and desire to approve same.

THEREFORE, BE IT RESOLVED that the Corporation shall enter into the Asset Purchase Agreement with Innovay, Inc. A copy of the text of the Asset Purchase Agreement is attached hereto as Exhibit “1”.

RESOLVED FURTHER, that the Board of Directors deems it to be in the best interest of this Corporation to change its name from KleenAir Systems, Inc., to MIGAMI, Inc., and to file an appropriate amendment to its Articles of Incorporation to affect such name change.

RESOLVED FURTHER, that the Board of Directors deems it to be in the best interest of this Corporation to increase the number of its authorized shares of common stock to 200,000,000 shares and to file an amendment to its Articles of Incorporation to affect such name change.

RESOLVED FURTHER, that the Corporation shall commence a 1 share for 5 share reverse split of the Corporation’s common stock, that the effective date of the reverse split shall be determined by the Board of Directors, and that appropriate notice be provided to all shareholders with respect to same.

RESOLVED FURTHER, that the Corporation shall transfer all current assets and liabilities of the Corporation, including cash assets, to KleenAir Systems of North America, Inc., a Nevada corporation, which is a wholly owned subsidiary of the Company.

RESOLVED FURTHER, that the Corporation shall enter into an Option Agreement with Pollution Control, Ltd., under which Pollution Control, Ltd. shall be given the option to purchase KleenAir Systems of North America, Inc., including all of the assets and liabilities therein. The option shall be contingent upon entry into the Asset Purchase Agreement with Innovay, Inc. A copy of the Option is attached hereto as Exhibit “2”

RESOLVED FURTHER, that in order to satisfy the request of Innovay, Inc., for the services of Lionel Simons after the Asset Purchase transaction is closed, this Corporation enter into a Consulting Agreement with Pollution Control, Inc., in order to secure Mr. Simon’s services. A copy of the Consulting Agreement is attached hereto as Exhibit “3”.

RESOLVED FURTHER, that the officers are instructed to direct counsel to prepare an appropriate amendment to the Articles of Incorporation, to execute same, and to cause same to be filed with the Nevada Secretary of State.

RESOLVED FURTHER, that the officers of this Corporation shall perform all actions reasonably necessary and proper to carry out these resolutions.

Witness my signature in consent to the foregoing RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF KLEENAIR SYSTEMS, INC., a Nevada Corporation, effective on the day and year set forth above.

Dated: Effective December 19, 2005	Dated: Effective December 19, 2005
/s/ Lionel Simons	/s/ Lester Berriman

Lionel Simons Director	Lester Berriman Director

Exhibit 7
OPTION AGREEMENT

THIS OPTION AGREEMENT (“Agreement”) is made effective as of the 1st day of January, 2006 (Effective Date”), by, and between, Kleenair Systems, Inc., a Nevada corporation (“KAIR”), which intends to change its name hereafter to MIGAMI, Inc., and Pollution Control, Ltd., a Bahamian corporation (“PCL”).

1. Grant of Option. KAIR hereby grants to PCL and/or its nominee an option to purchase all of the issued and outstanding shares of Common Stock of Kleenair Systems of North America, Inc., a Nevada corporation (“KSNA”), which is a wholly owned subsidiary of Kleenair Systems, Inc.

2. Term of Option. This Option is exercisable for a period of three (3) years from the Effective Date. Upon exercise, PCL shall have five (5) years to pay the Option Price in accordance with the provisions of paragraph 3.

3. Option Price. The Option Price shall be One Million Eight Hundred Thousand Dollars ($1,800,000). The Option Price shall be paid over the five (5) years after the date that the Option is exercised. During that five (5) year period, KSNA or PCL shall pay fifty percent (50%) of the eight percent (8%) royalty payments actually received by KSNA under the Agreement for Assignment of Intellectual Property, dated effective August 29, 2005, with Kleenair Systems International, plc., which is being assigned to KSNA under this Agreement. Any unpaid balance due shall be paid on the five (5) year anniversary date of the exercise of the Option. PCL or KSNA may prepay the balance due at any time.

4. Transfer of Assets. As of the closing, the following assets shall have been transferred to KSNA:

a. All contracts between KAIR and Kleenair Systems International PLC, including, without limitation, the License Agreement, dated effective August 29, 2005, and the Agreement for Assignment of Intellectual Property, dated effective August 29, 2005;

b. All cash assets of KAIR;

c. All intellectual property rights (including all related software)and other rights relating to any technology which pertains to any engine emissions reduction system or any related technology and all related products and spares manufactured or sold for such use, including any accounts receivable for same.,

d. All contracts and contract rights of KAIR immediately before the closing, including the agreements with AirTek, Inc., Dinex, Inc., Extengine Transport Systems LLC, and Chong Qing Qinchuan Industry Group Co., Ltd.;

e. All revenue generated by the assets being transferred to KSNA;

f. All bank accounts of KAIR, as of the closing date;

g. Carbon Cloth Technologies, Inc., a California corporation (“CCT”) and all of the assets of CCT;

h. The name “Kleenair Systems, Inc.”, and all related trademarks and copyrights; and

i. All assets of KAIR immediately prior to the closing, including those set forth on the Schedules attached to the Assignment as Schedule “1.”

In the event that any of the assets have not been transferred to KSNA as of the closing, such assets shall be transferred to KSNA within three (3) business days after closing. In the event that any payment or other asset relating to an asset being transferred is received by KAIR after the closing, such payment or asset shall be transferred to KSNA within seven (7) days of receipt by KAIR.

Notwithstanding anything to the contrary contained herein, no asset being purchased from Innovay, Inc., no asset acquired by new management relating to Innovay’s former business, or any proceeds from any such asset shall be transferred to KSNA.

5. Consideration. The parties acknowledge that full and complete consideration has been provided by PCL to KAIR for this Option.

6. No Removal of Assets. No assets or funds deposited in, or paid to, KSNA may be removed from KSNA without the prior written consent of PCL. Notwithstanding the provisions of this paragraph to the contrary, KSNA Management as appointed under paragraph 7 may use assets of KSNA to pay any bill of KSNA at their sole discretion. KAIR shall not have access to any assets or funds of KSNA and KAIR shall not use, attempt to use, transfer, assign, or hypothecate such assets or funds for any purpose. Such assets and funds shall not be pledged as security for any purpose by KAIR.

7. Management of KSNA. KSNA shall be managed by those directors and officers designated by PCL. KAIR shall elect those directors designated by PCL. If this Option expires prior to its exercise, KAIR’s obligations under this paragraph 7 shall terminate. Until the option is exercised, PCL shall indemnify Innovay, Inc., against any liability to Innovay, Inc. resulting from the operation KSNA

8.  Transfer of Bank Accounts. KAIR shall use its best efforts to transfer all KAIR bank accounts, existing as of the date of the closing of the Innovay, Inc., asset purchase, into the sole name of KSNA. KAIR shall have no further interest in such accounts. If the banks will not cooperate in permitting such transfer, such accounts shall be closed. KAIR shall open its new accounts in a bank other than Wells Fargo Bank.

9.  Transfer of CCT. Within five (5) days of the execution of this Agreement, KAIR shall transfer all of the issued and outstanding shares of CCT to KNSA. The assets of CCT shall be deemed to be assets of KSNA for purposes of the application of paragraph 6.

10.  Management of CCT. CCT shall be managed by those directors and officers designated by PCL. KAIR and KSNA shall cause those directors designated by PCL to be elected. If this Option expires prior to its exercise, KAIR’s obligations and KSNA’s obligations under this paragraph 10 shall terminate.

11. Governing Law; Arbitration. This Agreement shall be governed by, and construed under, the laws of the State of California. Any dispute arising under this Agreement shall be resolved by binding arbitration before the American Arbitration Association in Los Angeles, California, under the then current rules of the Association, and any award therein may be confirmed, modified, vacated, or enforced by any court having jurisdiction thereof. In any such Arbitration, the prevailing party shall be awarded its reasonable attorney's fees and costs.

12. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and there are no promises, representations, covenants, or conditions relating to this Agreement which are not contained herein. Neither this Agreement, nor any provision hereof, may be amended, waived, discharged or terminated except by a writing signed by the party against whom it is sought to be enforced. This Agreement shall be interpreted as if it were jointly prepared and shall not be construed against any one party in the event of any ambiguity.

13. Notice. Any notice that the parties are required or may desire to deliver to the other under this Agreement or otherwise shall be delivered by facsimile transmission, with a confirming copy sent by United States mail, certified or
___________________________________________________________________
THE SPACE BELOW THIS LINE IS INTENTIONALLY LEFT BLANK.

registered, return receipt requested, proper postage prepaid to the other party at the address set forth herein below. Such notice shall be deemed delivered on the first (1st) business day following the facsimile.

The initial address for notice is as follows:

To: Pollution Control, Ltd:
Mr. Lionel Simons
Pollution Control, Ltd

Facsimile No.:

To: Kleenair Systems, Ltd:        Mr. John Park
Kleenair Systems, Inc.

Facsimile No

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

Kleenair Systems, Inc.
(“KAIR)

By:
John Park, President

Pollution Control, Ltd
(“PCL”)

By:
Lionel Simons, President

Exhibit 8

OFFICERS CERTIFICATE

The undersigned, John Park, President of Innovay, Inc., a California corporation hereby represents and warrants as follows:

1. That all of the contracts described in the Assignment to KleenAir Systems Inc. dated the date hereof are in full force and effect and not default has occurred on any of them;

2. That each and all of the representation and warranties made in that certain Asset Purchase Agreement and Plan of Reorganization dated as of December 21, 2005 by and between Innovay, Inc. and KleenAir Systems, Inc. is as of this date, true, complete and correct as when previously stated in the foregoing agreements.

Signed this 21st day of December 2005 in Los Angeles, California.

INNOVAY, INC.

By:	/s/ John Park
John Park
President

Exhibit  9

WRITTEN CONSENT
OF
THE BOARD OF DIRECTORS OF
INNOVAY, INC.
a California corporation

Acting in Lieu of Meeting

December 20, 2005

The undersigned Directors of INNOVAY, INC. California corporation (the “Company”), pursuant to the Company’s bylaws, hereby adopt the following resolutions without a meeting of the Board of Directors:

1. Asset Purchase Agreement with KleenAir Systems, Inc.

WHEREAS, the Board of Directors of this Corporation, authorized and empowered John Park, acting alone, to negotiate, execute and deliver a letter of intent with KleenAir Systems, Inc.;

WHEREAS, the President has presented to the Board the letter of intent and the Board now desires to complete a formal agreement and plan of merger with KleenAir Systems, Inc. whereby the Company would sell all of its assets in exchange for shares of common stock of KleenAir Systems, Inc. to be issued to the Company’s shareholders;

WHEREAS, the Board has determined that it is in the best interests of the Company and its shareholders to sell all of its assets in exchange for the shares of common stock of KleenAir Systems, Inc.;

WHEREAS, it is deemed to be in the best interests of this Company and its shareholders to enter into an Asset Purchase agreement and plan of reorganization with KleenAir Systems, Inc. (the “Agreement”) which will be more particularly described in the final Agreement.

FURTHER RESOLVED, that John Park be, and he hereby is, authorized and empowered to execute and deliver, in the name and on behalf of the Company, the subsequent Agreement, with such changes therein, modifications thereof and additions and deletions thereto, together with any and all other operative agreements, instruments or other documents ancillary or related to such Agreement for the transactions contemplated thereby, as shall be approved as necessary, appropriate or desirable by John Park of the Company executing the same, such approval to be conclusively evidenced by the execution thereof by John Park; and

FURTHER RESOLVED, that Mr. Park of the Company be, and he hereby is, authorized, empowered, and directed to negotiate and execute, for and on behalf of the Company, the Agreement and such other agreements, certificates, instruments or other documents contemplated by or under or that he may deem to be necessary or desirable in furtherance of the transaction described above and to take any and all other actions that he, upon the advice of counsel, may approve as necessary, desirable, or appropriate in connection therewith, in compliance with applicable laws, the execution of such agreements, certificates, instruments or other documents and the taking of any such actions to be conclusive evidence by the execution thereof by him; and

FURTHER RESOLVED, that any and all action taken by, on behalf of or in the name of this Company in connection with the Agreement including without limitation any other agreements executed in connection and any negotiations leading to the Agreement described above, be, or they hereby are, in all respects reaffirmed, ratified and approved.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent, effective as of the date first written above.

                    /s/ Tehan Oh__________________
                    Tehan Oh

                    /s/ Jay Park___________________
                    Jay Park

                    /s/ John Park__________________
                    John Park

Exhibit 10

KleenAir currently has 100,000,000 shares of its common stock authorized and 63,279,923 shares of its common stock issued and outstanding.

KleenAir currently has 10,000,000 shares of its preferred stock authorized and there are no shares of preferred stock currently issued and outstanding.

Exhibit B

DEAN HELLER
Secretary of State
204 North Carson Street, Suite I
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
KLEENAIR SYSTEMS, INC.

2. The articles have been amended as follows (provide article numbers, if available):
Article 1 of the Articles of Incorporation is amended to provide:

That the name of the corporation is “Migami, Inc.”

Article 3 of the Articles of Incorporation is amended to provide:

Number of shares with par value: 200,000,000 shares of common stock with a par value of $0.00 1. Number of shares without a par value: 10,000,000 shares of preferred stock with no par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 64.7 percent

4. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):_______________________________________________________________
            LIONEL SIMONS, PRESIDENT
*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2003
Revised or,: 09/29/05

Exhibit C

                                    Exhibit C

        NEVADA DISSENTERS' RIGHTS STATUTE -- RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to
92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to
92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

                                       35

NRS 92A.360 Rights of dissenting member of domestic limited-liability company.
The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370     Rights of dissenting member of domestic nonprofit corporation.
1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within
30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled. 2.
Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares. 1. Except as otherwise provided in NRS 92A.370 and
92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to
92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS
92A.180.
(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

                                       36

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS
92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger. 1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the
National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless: (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of: (I) The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder. 1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders. 2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if: (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410       Notification of stockholders regarding right of dissent.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS
92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

                                       37

NRS 92A.420       Prerequisites to demand for payment for shares.
1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights: (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and (b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS
92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430       Dissenter's notice: Delivery to stockholders entitled to
assert rights; contents.

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights. 2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must: (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date; (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder. 1. A stockholder to whom a dissenter's notice is sent must: (a)
Demand payment; (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and (c) Deposit his certificates, if any, in accordance with the terms of the notice. 2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder. 1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460       Payment for shares: General requirements.
1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the corporation's registered office is located; or
(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly. 2. The payment must be accompanied by:
(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any; (b) A statement of the subject corporation's estimate of the fair value of the shares; (c) An explanation of how the interest was calculated; (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and (e) A copy of NRS
92A.300 to 92A.500, inclusive.

                                       38

NRS 92A.470       Payment for shares: Shares acquired on or after date of
dissenter's notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate. 1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS
92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter. 1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

                                       39

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS
92A.470.

NRS 92A.500    Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. 2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS
92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS
17.115.

Exhibit "D"

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549

                                FORM 10-KSB

               Annual Report Under Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                For the fiscal year ended December 31, 2004

                     Commission file number: 33-3362-D

                           KLEENAIR SYSTEMS, INC
               ----------------------------------------------
               (Name of small business issuer in its charter)

       State of Nevada                                      87-0431043
- -------------------------------                          ----------------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification #)

               27121 Aliso Creek Road, Aliso Viejo, CA  92656
           -----------------------------------------------------
           (Address of principal executive offices and zip code)

                Issuer's telephone number:   (949) 831-1045

      Securities registered under Section 12 (g) of the Exchange Act:
                         Common stock, no par value

Check whether the issuer (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the
past 90 days.    Yes [X]  No [  ]

Check if disclosure of delinquent filers in response to Item 405 of
Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form
10-KSB or any amendment to this Form 10-KSB.    [X]

State issuer's revenues for its most recent fiscal year:     $151,940

The aggregate market value of the voting stock held by non-affiliates of the registrant on December 31, 2004, was $4,454,895 based on the closing stock price on that date.

The number of shares outstanding of the registrant's common stock on
December 31, 2004, was 58,100,206 shares.

                                    1

                                   PART I

Item 1. Description of Business

The Company was incorporated under the laws of the State of Nevada on
February 4, 1986, under the name of Covington Capital Corporation.  In 1986, the Company filed an S-18 and registered certain stock.  From 1989 through
1993, the Company underwent a series of name changes in order to explore various business opportunities.  However, none of the business opportunities was successfully completed.

In April, 1995, under the name Investment and Consulting International,
Inc., the Company acquired a patent for a proprietary device designed to neutralize nitrogen oxide automobile emissions from a separate Company which was then known as KleenAir Systems, Inc.  Simultaneously with the acquisition of the patent, the Company acquired the right to use the corporate name "KleenAir Systems, Inc.," and changed to its current name.

Since acquiring the patent in 1995, the Company has been a developmental stage company and has worked towards the completion of the development and testing of the NOxMaster(TM) technology.  The Company owns U.S. Patent
#5,224,346, Engine NOx Reduction System, issued in 1993, U.S. Patent
#5,609,026 Engine NOx Reduction System issued in 1997.  In 1999 the Company was issued a third patent on Ammonia Injection in NOx Control, U.S. Patent
#5,992,141.  The Company has applied for and maintained patent protection under the Patent Cooperation Treaty (PCT) to protect its intellectual property in a variety of countries that are significant producers of automotive products.

The Company has applied for additional patents related to its NOxMaster(TM)
technology.  In September 2002, U.S. patent # 6,446,940 B1 was issued for the Sonic Flow Carburetor, a new emission control device that atomizes fuel in gasoline powered engines.  This process enhances operating efficiency and reduces emissions.  Another patent, U.S. # 6,499,463 B1 was issued in
December 2002 for a Diesel Fuel Atomizer.  This device facilitates improved diesel combustion, lower fuel use, and lower emissions of particulates and
CO2.

An additional patent was issued in February 2005, being U.S. Patent #
6,852,292. This patent covers the use of aqueous ammonia, which is ammonia dissolved in water, and which is typically used as household or industrial cleaner. When injected into the exhaust, this liquid solution reduces NOx in the same manner as anhydrous ammonia (a gas), the catalyst in the previous
NOxMaster(TM) versions.

Patent awards have now been confirmed for several European countries including the U.K., Germany, France, Italy, Spain and Sweden, and are
anticipated soon for Japan, Brazil, and China.

In May 2002, the Company leased a 10,000 square foot R & D and office facility at 1711 Langley, Irvine, CA 92614.  The Company has also acquired a new chassis dynamometer in addition to its engine dynamometer to cope with increasing levels of R & D engine and device testing programs as it prepares for commercializing its technology.

In 2003, the Company successfully completed the final phase of its London
Taxi Program funded by a U.K. government grant.  This in-service test,

                                    2

involving several London taxicabs, started in January 2002.  The Company has been notified that it's NOxMaster(TM) system has been approved for the
Cleanup Register making it eligible for U.K. governmental retrofit subsidies.  There are approximately 40,000 such taxicabs in service that represent the potential market opportunity should the system be endorsed as the preferred retrofit product.

The Public Carriage Office (PCO) has mandated the retrofit upgrade of some
17,500 out of the current fleet of approximately 22,000 taxicabs in London.
These taxicabs will be required to upgrade to a Euro 3 level (the emissions level currently required of new cabs) during the period between July 1, 2006 and June 2008.  The same system being placed on the cabs can also be adapted as a retrofit or OEM product for general diesel-powered passenger vehicles, which represents approximately 45% of the registered and new vehicle market in Europe.

Installation of test systems consisting of a combination of KleenAir
System's SCR and Dinex's particulate reduction (DPF) products has resulted in the creation of a new device category by the Energy Savings Trust (EST)
called SCRF, the combination of Selective Catalytic Reduction and a Filter.
This category receives the Trust's highest level of subsidy.  KleenAir's
NOxMaster(TM) System has also been approved for light, medium and heavy duty applications including taxicabs, delivery vans, shuttle buses, single and double-decker large buses, refuse collection vehicles, and trucks.  The
Company?s strategic partner, Dinex, has been asked by the Energy Savings
Trust to retrofit 20 test vehicles during the summer of 2005 for a 6 month trial program of its latest combination SCRF system for reduction of both
NOx and Particulates.  The NOxMaster(TM) is an integral part of this combination system.

These approvals open a broad spectrum of potential applications covering a retrofit market opportunity of several hundred thousand vehicles in the U.K.
alone.  They also set precedents and demonstration opportunities leading to similar applications in other European countries.  For example, in Denmark several buses in Copenhagen have had KleenAir Systems successfully installed and tested.

During 2004 a number of additional tests were conducted of a combination of
KleenAir's NOxMaster(TM) System and Adastra's Optimax-DPF fuel borne catalyst system for particulate reduction.  Adastra, an Octel (NYSE) company in the U.K., has already had its DPF system approved by the EST for a number of vehicle applications and, on conclusion of the current tests, it is anticipated that the KleenAir/Adastra system will secure entry into the SCRF category.

Systems ordered by several other London Boroughs, and installed on both refuse collection trucks and buses during 2002, have performed well.  As a result, those systems have been added to the EST Cleanup Register.  As a result, KleenAir and Dinex are now targeting the 100 Air Quality Management
Areas (AQMA) established by Local Authorities throughout Britain.  These
AQMAs have the authority to establish emission rules for their districts in order to improve their local air quality.  It is believed that such AQMAs will take actions leading to the need for vehicles in a variety of categories to retrofit emission control devices such as the KleenAir/Dinex products. Approximately 30 systems have been installed in a number of Local
Authority AQMA?s including Glasgow, Cardiff, and Edinburgh. Orders for an additional several hundred systems have been received and are awaiting funding authorization.

                                    3

U.S. testing continues of the NOxMaster(TM) Diesel Catalytic Converter together with its NOxMaster(TM) Ammonia Injection System to present an integrated system for the elimination of emissions from diesel powered mobile sources.  In order to sell the Company's products in California an
Executive Order (EO) is required from the State of California.  The Company must demonstrate under prescribed testing protocols that its products do not increase the level of exhaust emissions.  The Company has received an EO certification from the California Air Resources Board (CARB) for off-road and stationary engine applications.  This allows for commencement of sales of the Company's products related to these applications in California.  EO certification for on-road applications is expected shortly.

The Company is preparing to meet CARB and EPA Retrofit Verification requirements for heavy-duty vehicles on both its NOxMaster(TM) NOx reduction system and its Oxidizing Particulate Trap (OPT).  It has applied for
Retrofit Verification of the combination package of the OPT with the
NOxMaster(TM) for both high particulate reduction as well as high NOx reduction.  The EPA has now published its Selective Catalytic Reduction
Protocol (SCRP).  The absence of this protocol has previously prevented the
Company from commencing certification procedures.

In 2003, the Company acquired Carbon Cloth Technologies, Inc. (CCT) of
Malibu, California.  CCT is a manufacturer of automotive thermal management systems.  Carbon Cloth has years of experience developing thermal solutions for such motor sports industry leaders as Ferrari, Mercedes-Benz, and
Penske.  This experience has enabled development of the CarbonGuardTM, a significant addition to the battle on pollution.

The CarbonGuard(TM) is currently installed on several hundred of New York
City Transit Authority buses as enhancements for the operating efficiency of an installed base of particulate traps.  Multiple prototype variations have been purchased by a number of automotive OEM manufacturers with a view to their incorporating the CarbonGuard(TM) for a variety of thermal management applications.

Carbon Cloth Technologies has applied for patents in automotive thermal management systems.  At present, this system is used to enhance the effectiveness of particulate filters that need to maintain 300 degrees centigrade for 30% of a vehicle's operating time.  At lower temperatures, the filters clog and create back pressure.  Wherever particulate filters are currently installed, at present estimated to be at least 30,000 units, the
CarbonGuard(TM) can improve performance and save maintenance expense.
Filter technology has come to prominence recently as the Environmental
Protection Agency (EPA) and the California Air Resource Board (CARB) have determined that particulate emissions from vehicles are a serious public health problem.

The Company signed a marketing agreement in 2002 with ServoTech.  Under this agreement, the Company earns a commission on any ServoTech's SOBRIS(TM)
system sales it may generate.  This system is a competing method of NOx emission reduction that utilizes urea and aqueous ammonia in a system that introduces these reductants into an exhaust system.  ServoTech is a licensee of Ford Motor Company on SCR injection technology.  The SOBRIS(TM) product is under test and evaluation by a number of automotive manufacturers in the
U.S. and Europe.

                                    4

Once production and sales of the NOxMaster(TM) and OPTs get to a consistent phase, the Company anticipates employing initially 15 to 20 employees, primarily in management, technical and administrative capacities.  The
Company is actively seeking sources of funding for its operating capital requirements, both to complete its test and evaluation programs and to support initial sales and production.

The Company has not been involved in any bankruptcy, receivership or similar proceeding.

In May 1997, the Company undertook a one for fifteen reverse split of its common outstanding shares leaving the par value at $.001 per share.  The number of issued and outstanding shares was reduced to 362,157 while its authorized shares remained unchanged at 50,000,000.  The Series 1 Preferred
Shares were similarly effected by the same 1 for 15 reverse split and were reduced to 500,000 shares.  In January 2000, the last of the outstanding preferred shares were converted into common shares at a ratio of 1 common share for each share of Series 1 Preferred.  In February 2000, the Board of
Directors approved a 2 for 1 stock split effective March 20, 2000.

The NOxMaster(TM) is an electro-mechanical device that substantially reduces the oxides of nitrogen (NOx) from the exhaust gases of cars and trucks
(mobile sources) fueled by gasoline, diesel or natural gas.

The purpose of the NOxMaster(TM) is to reduce NOx emissions to a level substantially lower than the minimum requirements of even the most restrictive state - California.  The NOxMaster(TM) is a one-of-a-kind device, that can effectively accomplish this task and consists of: 1) an ammonia injector located on the engine exhaust system upstream of the catalytic converter; 2) a tank of minimally pressurized ammonia with solenoid operated valves; 3) tubing, wiring, and an electronic controller that senses engine parameters.

A timing pulse from the engine is used to determine certain parameters that indicate NOx production and to trigger a solenoid causing the injection of gaseous ammonia into the exhaust system upstream of the catalytic converter.
The chemical reaction that occurs causes the NOx to be reduced to harmless constituents primarily at the initial mixing and secondarily at the catalytic converter.  The ammonia injection is programmed to occur only when the engine is operating at specific load and performance conditions.

In addition to a cost effective reduction of NOx emissions from the exhaust, the NOxMaster(TM) has the potential of aiding the enhancement of engine performance.  Controlled reduction of NOx emissions could allow for the re-
tuning of the engine for increased efficiency.  This would result in increased fuel mileage while continuing to meet the government-set NOx emission standard.

The Company has complemented its NOxMaster(TM) Ammonia Injection System with a NOxMaster(TM) Diesel Catalytic Converter for the purpose of applying its
NOx reduction technology to diesel fueled engines while also reducing carbon monoxide, hydrocarbon, and particulate emissions from such engines.  It has done so through the development of specially formulated ceramic wash-coats that allow for ammonia in the atmosphere and that provide a significant particulate reduction for the retrofit market.  It is planning the acquisition of plasma technology capable of much greater reductions of particulate emissions, particularly ultra-fine particulates, the health hazards of which are getting increasing attention by the EPA.  Such an

                                    5

integration of an ammonia-based NOx reduction system and a plasma particulate reduction system will be well suited to both the OEM and retrofit markets.

In order to conserve operating capital, the Company currently has two paid full-time employees and.  It has retained the services of its management, officers and certain consultants through the issuance of restricted Section
144 common stock.

In June 1996, five employment and consulting contracts with 30 months remaining (and valued at over $1,000,000) were voluntarily terminated by the parties concerned, with no future recourse or liability for the Company, including the employment contracts of Lionel Simons, President and Lester
Berriman, Chairman.  Mr. Simons and Mr. Berriman agreed to continue managing and directing the Company without cash compensation until such time as adequate operating capital had been secured for the Company.  Peter Cahill resigned from the Board at this time and William H. Ward, Jr. was appointed to the Board to serve along with Mr. Simons and Mr. Berriman.

In December 1996, the Company, having no resources available for the international commercial exploitation of its technology rights, and having no business plan for such exploitation of rights outside of the U.S., entered into a licensee agreement with an officer of the Company.  This license was for the exploitation of European rights to the technology for application to gasoline engines and for exploitation of worldwide rights for diesel engines.  The agreement called for the Company to receive an 8%
royalty plus 30% ownership of a Company to be established overseas.  This
Company was subsequently formed and called KleenAir Systems International,
Inc.  It established a wholly owned subsidiary in the U.K. called KleenAir
Systems Ltd.  During 1998, the U.S. exploitation rights for that portion of the technology relating to diesel engines was transferred back to the
Company in exchange for an issuance of restricted shares.

The Company began distribution of its CarbonGuard(TM) thermal management system during 2002 and has shipped its NOxMaster(TM) products since 2003.

Management believes that the NOxMaster(TM) system is unique, well protected by patents, and that it will prove to be effective and marketable after completion of testing.  Competition is anticipated from so-called urea systems, such as the SOBRIS(TM) system, that are more complex and significantly more costly, but whose end result is the creation of ammonia to catalyze a chemical reaction with NOx in the exhaust system.

Development expenses were $172,682 during 2004.  During 2003 they were
$196,534.

The Company does not intend to deliver an annual report to security holders.
The public may read and copy any materials filed with the SEC such as this
10-KSB and 10-QSB reports. The Company is an electronic filer under the
SEC's EDGAR filing program. The SEC maintains an Internet site at
www.sec.gov that contains such reports and other information filed electronically which is available to all security holders.

Item 2. Description of Property

In May 2002, the Company leased a 10,000 square foot R & D and office facility at 1711 Langley, Irvine, CA 92614.  The Company has also acquired a

                                    6

new chassis dynamometer in addition to its engine dynamometer, computers and other test equipment to cope with increasing levels of R & D engine and device testing programs as it prepares for commercializing its technology.

The Company does not engage in mining operations, oil and gas producing activities or real estate activities.

Item 3. Legal Proceedings.

The Company is not currently the subject of any litigation.

Item 4. Submission of Matters to a vote of Security Holders.

There were no submissions to a vote of security holders during 2002.

                                  PART II

Item 5. Market For Common Equity and Related Stockholder Matters.

Market Information: The principal trading market for the common equity securities of the Company is the National Association of Securities Dealers
OTC Bulletin Board quotation system.  The following are the highs and lows for each quarter for fiscal year ended December 31, 2004 and 2003, respectively.  These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions, and may not represent actual transactions.

                                     2004                   2003
                              ----------------       -----------------
                               High       Low         High        Low
                              -----      -----       -----       -----
         1st Quarter          $0.43      $0.20       $0.51       $0.22
         2nd Quarter           0.39       0.18        0.35        0.20
         3rd Quarter           0.22       0.10        0.35        0.16
         4th Quarter           0.16       0.09        0.34        0.20

Shareholders: At December 31, 2004, there were 549 shareholders of record with an additional approximately 64 shareholders registered with firms reporting to the Depository Trust Company.

Dividends: No dividends have been paid in the last two fiscal years.

Item 6.   Management's Discussion and Plan of Operation.

In addition to the original U.S. Patent # 5,224,346 acquired in April of
1995, U.S. Patent # 5,609,026 "Engine NOx Reduction" was issued in 1997 after successfully overturning a challenge in Patent Court.  International patent rights have been granted for these patents and have been issued for
Europe (patent # 5 638 139 covering Germany, France and the U.K.)
International coverage extends to certain Asian countries and Canada as well as Brazil and certain other countries.  On November 30, 1999 the Company was issued a third patent on "Ammonia Injection in NOx Control", U.S. Patent #
5,992,141.  This patent deals with the NOxMaster(TM) ammonia injection

                                    7

control system and chemical reaction enhancement techniques to ensure optimum effectiveness of the system to achieve maximum NOx reduction.  In the opinion of management, this patent significantly strengthens the position of the Company in the exploitation of its technology and increases the value of its future commercial utilization and licensing potential.
Management believes that its patent coverage in all the major automobile and truck producing countries provides it with the patent protection necessary to successfully exploit the technology world-wide.  Because of the way the accounting rules work, the true value of the patents the Company owns has not been reported in the financial statements.

As a subsequent event, an additional patent was issued in February 2005,
U.S. Patent # 6,852,292. This patent covers the use of aqueous ammonia, which is ammonia dissolved in water, and which is typically used as household or industrial cleaner.  When injected into the exhaust, this liquid solution reduces NOx in a manner similar to that of anhydrous ammonia
(a gas).  With these two forms of Selective Catalytic Reductant (SCR), the
Company believes it is well-positioned to compete with Urea systems.  Urea, the other reductant, systems are the main alternative means of delivering ammonia into the exhaust stream.

Other patents have been applied for that would improve the NOxMaster(TM)
device in specific relation to its reduction of particulate emissions. The
Company believes that a system that reduces particulate emissions as well as oxides of nitrogen meets the two major mobile source pollutants of greatest concern to the mandating authorities, such as the EPA and CARB.

The Company continued testing on its Sonic Flow Carburetor with a patent granted in September 2002 (U.S. #6,446,940). This device significantly improves fuel-burning efficiency and reduces emissions on gasoline engines by more effectively atomizing the fuel into very fine particles that results in an even and homogenous distribution throughout the engine cylinders.

The Company is positioning the Sonic Flow Carburetor as a low cost alternative to a fuel injection system for the two-wheel vehicle markets in
China and India.  It offers more power, greater fuel economy, and lower emissions at a significantly lower cost.  In China, some 12 million two-
wheel vehicles are manufactured annually.  The Company has a test and evaluation agreement with a major manufacturer of some 2 million vehicles.
This agreement has the a view of replacing their existing carburetor systems with the Sonic Flow Carburetor

A similar Sonic Flow concept is employed in the Company's new duel fuel injector for which a patent was issued in December 2002.  This device is designed to improve operating efficiency and reduce emissions on diesel engines by using regular diesel fuel to commence fuel combustion and then switching to atomized fuel.  These new products are the result of following through on the Company's mission to develop technologies that significantly reduce polluting emissions and improve operating efficiencies.

The original product, the NOxMaster(TM) device is currently being commercialized in the U.K. and Denmark.  Retrofit Verification by the EPA
and the California Air Resource Board (CARB) has been applied for in the
U.S.

Nitrogen Oxides (NOx) are the most difficult auto exhaust pollutants to control.  They are not sourced from the engine fuel, but are produced by the

                                    8

oxidation of nitrogen in the combustion of air.  Their formation requires high temperature (2500 degrees F and above). The higher the temperature, the more NOx is produced.  Thus, NOx is produced in proportion to engine power output and efficiency. Meeting even the current minimum standards requires sacrifices in performance and economy.

The NOxMaster(TM) utilizes both the non-catalytic reaction that occurs at high temperatures and the catalytic reaction occurring at lower temperatures.  Tests have confirmed this approach.  Further test data has shown that the desired reaction does occur in the presence of excess air
(oxygen) and might even be enhanced by the oxygen.  Thus the NOxMaster(TM)
device gives the manufacturer a method of control that is essentially independent of engine operating parameters and provides new options for economy and performance.

The NOxMaster(TM) Diesel Catalytic Converter has completed road trials and production. Delivery to overseas customers commenced during the year 2003.

The product can also be distributed in states other than California.  An
Executive Order (EO) is required in California before distribution can commence.  The Company has received an EO from the CARB enabling it to sell its product in the State of California.  The EO states that the product does not increase NOx emissions and will allow the Company to sell the product(s)
in the state of California. However, the marketplace currently requires qualification for Emission Trading Credits to commence commercialization at this stage.

The Company needs to secure the recently introduced requirement for Retrofit
Verification approval from the CARB or EPA for SCR technology in order to qualify for SIP and Emission Trading Credits.  These credits enable the user to sell credits to cover the cost of equipment and operations.

The Company initially applied for EPA and CARB Retrofit Verification in the fourth quarter of 2003.  This application is in line with the new protocols for Selective Catalytic Reduction (SCR) that have been finalized by those agencies.  However, modifications and clarifications of these protocols and certification requirements have delayed the Retrofit Verification Program which is now expected to be completed during the course of 2005.  These verifications are necessary to permit sale of the Company's NOxMaster(TM)
system nationwide and to qualify its customers for emission credits.

The emphasis for emission trading credits is on NOx reduction products, thereby satisfying the mobile source emission reduction criteria for
"emission credits".  The Guidelines for the Generation and Use of Mobile
Source Emission Reduction Credits, published by the California Environmental
Protection Agency, Air Resources Boards and Mobile Source Emission Reduction
Credits were approved by the ARB on February 19, 1993.

The document states that NOx is the only pollutant considered in the guidelines as a reasonable candidate for credit generation.  These emission credits are currently traded on a commodity-like exchange and are valued in the range over $20,000 per ton.  The Company believes the value of these emission credits will be a very substantial tool in the marketing of the
NOxMaster(TM) products to fleet vehicle owners, especially the diesel transportation industry.

The Company?s licensee, ExtEngine Transport Systems LLC, has received
Retrofit Verification from the California Air Resource Board (CARB) for an

                                    9

off-road system based on the Company?s technology.  This system has been under test on some 35 vehicles in Houston for the past two years. With qualification for SIP credits, it is expected that significant additional installations will take place in Houston.

The Company has signed a distribution agreement with DINEX A/S of Denmark and its U.K. subsidiary Dinex U.K. Ltd.  Under this agreement DINEX has a non-exclusive right to sell the Company's products in its market area which consists of Scandinavia, U.K., Germany, France, Italy, and Spain.

The Company has signed a Technical Services Agreement with ServoTech
Engineering, Inc. of Belleville, Michigan.  Under this Agreement, ServoTech will perform hardware and software design and testing services for certain components used in the Company?s NOxMaster(TM) NOx Reduction System.  The
system is being readied for multiple installations in the U.K. and for
Retrofit Verification in the U.S.

ServoTech is a long-time supplier of engineering, prototyping and testing services to Ford Motor Company and other major Detroit based and international automotive manufacturers.

Once production and sales begin, the Company anticipates employing initially
15 to 20 employees, primarily in management, technical and administrative capacities.  The Company is actively seeking sources of funding for its operating capital requirements both to complete its test and evaluation programs and to support initial production and sales.

On December 29, 1999 the Company signed a Letter of Intent with ExtEngine
Transport Systems, LLC regarding the awarding of licenses for commercial exploitation of the Company's technology in China, India, California and the
U.S. Urban and School Bus markets.  This was subsequently followed by completion of Licensing Agreements, the exclusive terms of which, if fulfilled, would represent significant income to the Company over the succeeding 10 years. As part of the Agreement, Extengine Transport Systems
LLC invested funds in the Company to cover the costs of research and development to fulfill contracts requiring the demonstration of NOx reduction capability with regard to a number of engines supplied by major
Chinese automotive companies.  Discussions have also been held with various
California Transportation Authorities with regard to the testing of the
Company's products on its buses as part of the Extengine drive to exploit the Company's technologies in the Urban Bus market.

This license has now, by mutual agreement, been set aside.  Extengine no longer has exclusive rights for India and China, but instead has been given exclusive rights for Hong Kong, Korea, and Japan and retains an exclusive in the U.S. Urban Bus market.  It also has non-exclusive rights to sale of products utilizing the Company?s systems technology in the U.S. and certain other limited territories overseas.

The Company occupies a 10,000 square foot Research and Development facility in Irvine, California where it has expanded its R & D dynomometer testing capabilities and broadened the range of engine types and sizes for which it can customize its products.

Several NOxMaster(TM) units have been installed and are in service on a number of London Taxicabs.  Systems have also been installed on a London
Borough 16 passenger Mercedes Sprinter bus and on a number of waste collection trucks in the several other London Boroughs.

                                    10

In December 2004, the Mayor of London issued a mandate requiring the upgrade to Euro 3 emission standards of all on-road London taxis, a total number of approximately 17,500 vehicles. The Company?s system is one of only two that have been approved by the Public Carriage office and the Energy Savings
Trust. (The other system is the conversion of the diesel taxis to LPG fuel.)

The Low Emission Zone strategy announced by the Mayor requires that Heavy
Goods Vehicles and buses, as well as taxis, effectively meet Euro 3 standards by 2007.  This covers the entire area of the London Boroughs.  It is estimated that this might affect some 250,000 vehicles of which at least
100,000 will actually be equipped with systems to meet the requirement.  The
Company expects its position on the EST Clean-up Register for products suitable for this upgrade program will enable it to generate a significant market share.

In March 2004, the Jubilee Investment Trust of London, U.K. acquired $2.1 million of the Company?s common stock in exchange for its stock.  The
Jubilee stock was subsequently sold for $910,569 to meet working capital requirements of the Company.

In September 2004, another investment valued at $1.6 million was made in the
Company by the London-based Langley Park Investment Trust in exchange for
Langley stock.  Subsequent to this transaction, the Company sold a portion of the Langley shares for $104,860.

Disclosure Regarding Forward-Looking Statements

Where this Form 10-KSB includes "forward-looking" statements within the meaning of Section 27A and Section 21E of the Securities Act, the Company
desires to take advantage of the "safe harbor" provisions thereof.
Therefore, the Company is including this statement for the express purpose of availing itself of the protections of such safe harbor provisions with respect to all of such forward-looking statements.  The forward-looking statements in this Form 10-KSB reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from those anticipated.  These risks include, but are not limited to, economic conditions, changes in environmental regulations, the market for venture capital, etc.  In this Form 10-KSB, the words "anticipates," "believes," "expects," "intends," "future" and similar expressions identify forward-looking statements.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that may arise after the date hereof.  All subsequent written and oral forward-looking statements attributable to the
Company or persons acting on its behalf are expressly qualified in their entirety by this section.

Item 7.  Financial Statements

See the Index to Financial Statements on page F-1 following the signature page of this Form 10-KSB.

Item 8.  Changes In and Disagreements With Accountants on Accounting and
Financial Disclosure

None

                                    11

Item 8A.   Controls and Procedures

(a)   Evaluation of disclosure controls and procedures.

Under the supervision and with the participation of our President and Chief
Financial Officer, we conducted an evaluation of the effectiveness of the design and operations of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as of December 31, 2003.  Based on this evaluation, our President and Chief
Financial Officer concluded that our disclosure controls and procedures were effective such that the material information required to be included in our
Securities and Exchange Commission ("SEC") reports is recorded, processed, summarized and reported within the time periods specified in applicable SEC rules and forms relating to our reporting obligations, and was made known to them by others within the Company, particularly during the period when this report was being prepared.

(b) Changes in internal controls over financial reporting.

There was no change in our internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect our internal control over financial reporting.

Item 8B.   Other Information

None

                                  PART III

Item 9.   Directors, Executive Officers, Promoters and Control Persons:
          Compliance With Section 16(a) of the Exchange Act

      Name           Age      Position/Office        Term     Served Since
- ------------------   ---  ------------------------  -------   ------------
 Lester Berriman      80   Director/ VP-Research    2 years    April 1995

 Lionel Simons        70   Director/President/      2 years     Dec. 1995
                           Secretary/Treasurer

 Hamid Servati        52   Director/Consultant      2 years     Nov. 2002

Lester Berriman, P.E., Chairman and VP-Research. A Professional Engineer
with a degree in Chemical Engineering, Mr. Berriman leads the Company in its research and development. Mr. Berriman served 20 years as manager of
Chemical and Mechanical Engineering for the Southern California laboratories of the Stanford research Institute and 17 years with Dresser Corporate
Advanced technology which included 2 years as their Director of the Advanced
Technology Center. Mr. Berriman has 21 United States patents and over 80 foreign patents to his credit and is one of the co-developers of the
NOxMaster(TM)technology. Mr. Berriman is also very closely aligned with the
California Air Resources Board (CARB) and the South Coast Air Quality
Management District (AQMD).

                                    12

Lionel Simons, President and Secretary. Mr. Simons attended the London
School of Economics where he earned his Bachelor of Science in Economics and was awarded one of 7 Leverhume Scholarships. He earned his Masters in
Business Administration, majoring in International Business and Marketing, at the Columbia University Graduate School of Business. While Managing
Director of Denbyware Ltd. of England, a manufacturing Company with over
1,000 employees, he increased sales from $10 million to $25 million and took the Company public via the London Stock Exchange. As President of Dunn
Systems, a medical imaging manufacturing Company with over 150 employees, he increased OEM sales from $3 million to $15 million before merging with a major NASDAQ Company. He spent 2 years with Thunder Engine Company, developers of a 600 hp heavy duty multi- fuel light-weight aluminum engine, and successfully concluded technology transfer agreements with companies in
China, Korea and Canada.

Hamid Servati, Vice Chairman.  Dr. Servati attended the University of
California at Santa Barbara where he earned his undergraduate degrees and his Doctorate in Engineering. He then worked as a contract consulting engineer to Ford Motor Company in Detroit from 1984 to 1987 when he founded
ServoTech, of which he is President and CEO. He became a tier one supplier to Ford in 1989, providing a variety of consulting engineering services. He also founded ServoTech Industries, Inc., a manufacturer of prototypes and high precision components for the automotive and related industries.

Item 10.   Executive Compensation

Mr. Berriman, Mr. Simons and Mr. Zabsky voluntarily terminated employment and consulting contracts with the Company in mid-1996 and the Company, with their consent, also terminated a stock option and compensation plan for
Directors. In 2001, the Company awarded the following non-cash stock compensation for services rendered:

  (a) SUMMARY COMPENSATION TABLE

                        Annual Compensation
- ------------------------------------------------------------------------
   Names and                   Salary/            Other Annual     Market
Principle Position      Year     Fee     Bonus    Compensation     Value
- ---------------------   ----   -------   -----  ----------------  --------
Lionel Simons           2004   $34,347   $ -0-    500,000 shares  $ 33,000
President/Secretary     2003       -0-     -0-  5,000,000 shares   346,500
                        2002       -0-     -0-        None             -0-

Lester Berriman         2004   $   -0-   $ -0-    275,000 shares  $ 18,150
Chairman/ VP-Research   2003       -0-     -0-  1,000,000 shares    76,600
                        2002       -0-     -0-        None             -0-

Hamid Servati           2004   $   -0-   $ -0-    275,000 shares  $ 18,150
Director/Vice Chairman  2003       -0-     -0-        None             -0-
                        2002       -0-     -0-    500,000 shares    87,500 (2)

John Zabsky             2004   $24,000   $ -0-    150,000 shares  $  9,900 (1)
   dba. John Z Co.      2003    24,000     -0-    500,000 shares    34,650 (1)
Consultant              2002    24,000     -0-        None             -0- (1)

    (1) Compensation was provided to Mr. Zabsky an outside consultant.
    (2) Mr. Servati was issued 500,000 shares valued at $87,500 prior to becoming a director as part of an attempt to acquire 51% of two entities that he owns.

                                    13

   (b)   OPTION/STOCK APPRECIATION RIGHTS

No stock options or free standing SARs to executive officers of the Company were granted during 2004.

   (c)   AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR END OPTION/SAR
         VALUE TABLE

There was no exercise of stock options or free standing SARs by executive officers of the Company during 2004.

   (d)   LONG TERM INCENTIVE PLAN ("LITP") AWARDS TABLE

The Company did not make any long-term incentive plan awards to any executive officer in 2004.

   (e)   COMPENSATION OF DIRECTORS

No Directors of the Company received cash compensation for their services as
Director during 2004.

   (f)   EMPLOYMENT CONTRACTS

The Company has no employment contracts with executive officers.

Item 11.   Security Ownership of Certain Beneficial Owners and Management

The following table sets forth a list of persons known to the Company to be the beneficial owner of more than five percent of the Company's voting stock.

Title of         Name and Address of         Shares of            Percent
 Class            Beneficial Owner           Record (1)          of Class
- --------       ----------------------      ------------          --------
Common         Pollution Control, Inc.        9,993,877           17.20%
               328 Bay street
               Nassau, Bahamas

Common         Lionel Simons,                 1,214,808 (2)(3)     2.09%
               36 Corniche Drive
               Dana Point, CA 92629

Common         Lester Berriman                2,637,048            5.45%
               18871 Portofino Drive
               Irvine, CA 92715

Common         Prudent Bear Funds, Inc.       3,141,045            5.41%
               8140 Walnut Hill Lane
               Suite 405
               Dallas, TX 75231

Common         Jubilee Investment Trust Plc  10,026,666           17.26%
               1 Great Cumberland Place
               London
               W1H 7AL

                                    14

Title of         Name and Address of         Shares of            Percent
 Class            Beneficial Owner           Record (1)          of Class
- --------       ----------------------      ------------          --------
   (continued from previous page)

Common         Langley Park Investment
                  Trust Plc                  10,000,000           17.21%
               30 Farrington Street
               London
               EC4A 4HJ

Common         John Zabsky                    1,830,432 (4)        3.15%
               3640 S Main St
               Santa Ana, CA 92707

  (1) All shares presented are common shares.  No preferred shares were outstanding at December 31, 2004.

  (2) Lionel Simons maintains an indirect controlling beneficial interest in
      Pollution Control, Inc. through a family trust. See item 12.

  (3) The total shares reported as held by Lionel Simons includes 20,000 shares held by Kimberly Simons who is his daughter and 9,800 shares held by Barbara J. Simons who is his wife.

  (4) This total represents shares held by Mr. Zabsky in his own name, as well as shares held by John Z Company, a corporation wholly owned by
      Mr. Zabsky.

The following table sets forth a list of the beneficial ownership in the
Company by officers and directors.

                                           Amount of
Title of        Name and Address of       Beneficial            Percent
 Class            Beneficial Owner         Ownership           of Class
- --------       ---------------------      ----------           --------
Common   Lionel Simons  11,208,685  (2)(3)      19.29%
                           36 Corniche Drive
                           Dana Point, CA 92629

Common   Lester Berriman   2,637,048           4.54%
                           18871 Portofino Drive
                           Irvine, CA 92715

Common   Hamid Servati  1,925,000           3.31%
                           510 Savage Road
                           Belleville, Mi 48111

Common   All officers and directors
                               as a group:   15,770,733        27.14%

  (1) All shares presented are common shares.  No preferred shares were outstanding at December 31, 2004.

  (2) Lionel Simons maintains an indirect controlling beneficial interest in
      Pollution Control, Inc. through a family trust.  See item 12.

                                    15

  (3) Total shares reported as held by Lionel Simons includes 20,000 shares held by Kimberly Simons who is his daughter and 9,800 shares held by
      Barbara J. Simons who is his wife and the shares held by Pollution
      Control have been attributed to him due to the controlling interest.

Item 12.   Certain Relationships and Related Transactions

Lionel Simons, President of KleenAir Systems, Inc. is also President and a beneficial owner of Pollution Control Inc. through family trusts.  Mr.
Simons has a Power of Attorney from Pollution Control which permits him to vote on its behalf.  In addition, Mr. Simons is on the Board of Directors for and serving as President of KleenAir Systems PLC in the U.K.  The
Company owns a 23% interest in and sells all of its European products to this entity for resell.

Hamid Servati is the President, CEO and controlling owner of ServoTech
Industries, Inc.  The Company has paid for services and products provided by
ServoTech.  It has also issued stock in payment of services and products provided by ServoTech.

See also the discussion of related party transactions presented at Note 14 to the financial statements.

Item 13.    Exhibits and Reports on Form 8-K

(a)  The following documents are filed as a part of this report or are incorporated by reference.

  Financial Statements -- The following information has been included in response to Item 8.

                                    Page

    - Report of Independent Certified Public Accountants       F-2
    - Consolidated Balance Sheets                              F-3
    - Consolidated Statements of Operations                    F-4
    - Consolidated Statements of Shareholders' Equity          F-5
    - Consolidated Statements of Cash Flows                    F-8
    - Notes to Consolidated Financial Statements               F-9

  Exhibits - The following Exhibits are furnished as a part of this report:

       Exhibit No.                   Description
       -----------    ----------------------------------------------
          23.1        * Consent of Robert Early & Company, P.C.
          31          * Certification of Chief Financial Officer pursuant
                        to Section 302 of the Sarbanes-Oxley Act of 2002.
          32.1        * Certification of Chief Operating Officer pursuant
                        to Section 906 of Sarbanes Oxley Act
          32.2        * Certification of Chief Financial Officer pursuant
                        to Section 906 of Sarbanes-Oxley Act
     --------------
     * Filed herewith.

                                    16

Item 14.  Principal Accountant Fees and Services

As of the date of this Report, the Company has not appointed members to an audit committee and, therefore, the respective role of an audit committee has been conducted by the board of directors of the Company.  When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) review and appraise the audit efforts of the
Company's independent accountant's; (iii) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations;
(iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and the board of directors.

The firm of Robert Early & Company, P.C., served as the Company's independent auditors for the years ended December 31, 2004 and 2003.  The
Board of Directors of the Company, in its discretion, may direct the appointment of different public accountants at any time during the year, if the Board believes that a change would be in the best interests of the stockholders.  The Board of Directors has considered the audit fees, audit-related fees, tax fees and other fees paid to the Company's accountants, as disclosed below, and had determined that the payment of such fees is compatible with maintaining the independence of the accountants.

Audit and Audit-Related Fees:  The aggregate fees, including expenses, billed by the Company's principal accountant in connection with the audit of our consolidated financial statements for the most recent fiscal year included in our Annual Report on Form 10-KSB; and for the review of our financial information and our quarterly reports on Form 10-QSB during the years ending December 31, 2004 and 2003 were $20,624 and $19,049, respectively.  In addition, we incurred accounting review related fees
(primarily related to procedures our auditors were required to perform in reviewing potential registration statements and our Form S-8 Registration
Statements) of $1,230 in 2004 and $1,384 in 2003, respectively.

Tax Fees:  The Company did not incur any fees for tax compliance, tax advice and tax planning by the Company's principal accountant for 2004 and 2003.

All Other Fees:  The Company paid its principal accountant $1,700 and $2,500 in 2004 and 2003, respectively, for the services  of converting its SEC filings to and filing them in EDGAR format.

                                    17

                                 SIGNATURES

In accordance with Section 13 or 15 (d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   KLEENAIR SYSTEMS, INC.

Date:  April 14, 2005              /s/ LIONEL SIMONS
                                   ------------------------------------
                                   By: Lionel Simons
                                   President, Secretary, Principal
                                   Accounting Officer, & Principal
                                   Financial Officer

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

           Signature                     Title             Date
- --------------------------             --------       --------------

 /s/ LIONEL SIMONS                     Director       April 14, 2005
- ----------------------
 Lionel Simons

 /s/ LESTER BERRIMAN                   Director       April 14, 2005
- -----------------------
 Lester Berriman

 /s/ HAMID SERVATI                     Director       April 14, 2005
- -----------------------
Hamid Servati

                                     18

                        KLEENAIR SYSTEMS, INC.
                    (A Development Stage Company)

                    INDEX TO FINANCIAL STATEMENTS

                                                                        Page
                                                                        ----

      Report of Independent Certified Public Accountants  .  .  .  .  .  F-2

      Consolidated Balance Sheets as of December 31, 2004 and 2003 .  .  F-3

      Consolidated Statements of Operations for the years
           ended December 31, 2004 and 2003.  .  .  .  .  .  .  .  .  .  F-4

      Consolidated Statement of Stockholders' Equity for the
           years ended December 31, 2004 and 2003.  .  .  .  .  .  .  .  F-5

      Consolidated Statements of Cash Flows for the years
           ended December 31, 2004 and 2003.  .  .  .  .  .  .  .  .  .  F-8

      Notes to Consolidated Financial Statements .  .  .  .  .  .  .  .  F-9

 REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
KleenAir Systems, Inc.
Irvine, California

We have audited the accompanying consolidated balance sheets of KleenAir
Systems, Inc. (a development stage Company) as of December 31, 2004 and
2003, and the related consolidated statements of operations, stockholders'
equity and cash flows for the years then ended.   We have also audited the
cumulative statements of operations, stockholders' equity, and cash flows for the period from January 1, 1995 through December 31, 2004.  These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accountancy Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles  used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KleenAir Systems, Inc.
at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years and cumulative period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company is still in the development stage and has not established sustained operating revenues.  This situation raises substantial doubt as to the Company's ability to continue as a going concern.  Management's plans in regard to this situation are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ ROBERT EARLY & COMPANY, P.C.
- --------------------------------
Robert Early & Company, P.C.
Abilene, Texas

March 31, 2005

                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                        CONSOLIDATED BALANCE SHEETS
                      As of December 31, 2004 and 2003

                                ASSETS

                                                       2004            2003
                                                    ----------      ----------
CURRENT ASSETS:
  Cash                                              $   87,696      $   28,739
  Accounts receivable (net)                              2,970          15,699
  Accounts receivable from related parties             105,074          33,288
  Parts inventory (at cost)                             24,352          57,126
  Prepaid expenses                                      38,094          47,000
  Marketable securities (net)                          195,202              -
                                                    ----------      ----------
    Total Current Assets                               453,388         181,852

PROPERTY AND EQUIPMENT (net)                           112,296         155,611

OTHER ASSETS:
  Patent license (net)                               1,469,076       1,530,756
                                                    ----------      ----------
    TOTAL ASSETS                                    $2,034,760      $1,868,219
                                                    ==========      ==========

                 LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable                                  $  136,853      $  402,817
  Accounts payable to related parties                  149,912         101,932
  Advances from directors                               76,000          96,584
  Capital lease liability                                   -              372
  Notes payable to related entities                    231,000         197,000
                                                    ----------      ----------
    Total Current Liabilities                          593,765         798,705
                                                    ----------      ----------

STOCKHOLDERS' EQUITY:
 Preferred stock, series A, $.001 par value
  (10,000,000 shares authorized, none outstanding)          -               -
 Common stock, $.001 par value (50,000,000 shares
  authorized, 58,100,206 and 31,422,161
   outstanding, respectively)                           58,100          31,422
  Additional paid-in capital                         9,955,716       8,006,296
  Deficit accumulated during the development stage  (8,572,821)     (6,968,204)
                                                    ----------      ----------
      Total Stockholder's Equity                     1,440,995       1,069,514
                                                    ----------      ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY          $2,034,760      $1,868,219
                                                    ==========      ==========

The accompanying notes are an integral part of these financial statements.

                         KLEENAIR SYSTEMS, INC.
                      (A Development Stage Company)
                  CONSOLIDATED STATEMENTS OF OPERATIONS
               For Years Ended December 31, 2004 and 2003

                                                                   Cumulative
                                                                  During Devel-
                                            2004         2003     opment Stage
                                        -----------  -----------  -----------
REVENUES
  Sales                                 $    35,937  $   734,993  $   945,953
  Royalties                                   5,525       19,892       25,417
  Management fees                           110,478           -       110,478
                                        -----------  -----------  -----------
    Total revenues                          151,940      754,885    1,081,848

COST OF REVENUES                             38,152      647,876      736,489
                                        -----------  -----------  -----------
  Gross Profit                              113,788      107,009      345,359
                                        -----------  -----------  -----------

PRODUCT DEVELOPMENT COSTS                   172,682      196,534    1,411,687

OPERATING EXPENSES:
  Personnel costs                           192,465      570,445    1,430,209
  Consultants                               503,120      682,796    3,229,846
  Professional fees                          58,032      103,536      557,259
  Office expenses                             7,752        9,915       61,030
  Depreciation                               51,591       49,690      163,111
  Amortization of intangible assets         129,434      116,148      311,093
  Advertising and promotion                  33,781       19,177      264,722
  Rent                                      147,647       95,717      357,864
  Travel                                     50,312       96,575      346,885
  Other expenses                             48,999       76,536      216,156
  Bad debts                                   1,000      220,000      221,000
  Other                                          -            -       171,378
                                        -----------  -----------  -----------
    Total operating expenses              1,224,133    2,040,535    7,330,553
                                        -----------  -----------  -----------
(LOSS) FROM OPERATIONS                   (1,283,027)  (2,130,060) (8,396,881)

OTHER INCOME AND (EXPENSES):
  Interest income                                -            11        2,526
  Loss on sale of securities               (101,887)          -      (101,887)
  Unrealized loss on securities            (191,877)          -      (191,877)
  Interest expense                          (20,156)     (17,248)     (39,593)
  Loss on foreign exchange transactions      (7,670)          -        (7,670)
  Amortize discount on receivables               -            -        20,259
                                        -----------  -----------  -----------
(Loss) before income taxes               (1,604,617)  (2,147,297)  (8,715,123)
  Benefit from deferred taxes                    -            -       397,852
                                        -----------  -----------  -----------
(Loss) Before Extraordinary Item         (1,604,617)  (2,147,297)  (8,317,271)
Extraordinary Item:
  Costs of terminated acquisitions               -            -      (255,550)
                                        -----------  -----------  -----------
Net (Loss)                              $(1,604,617) $(2,147,297) $(8,572,821)
                                        ===========  ===========  ===========

Earnings per Share (Basic):
(Loss)/share before extraordinary item  $     (0.03) $     (0.10) $     (0.67)
(Loss)/share from extraordinary item             -            -         (0.02)
                                        -----------  -----------  -----------
Net (Loss) Per Share                    $     (0.03) $     (0.10) $     (0.69)
                                        ===========  ===========  ===========
Weighted Average Shares Outstanding
  Basic                                  47,375,811   22,392,964   12,421,112
                                        ===========  ===========  ===========

The accompanying notes are an integral part of these financial statements.

                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
               CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                         Accumulated
                                                                                  Additional  Unearned  Deficit During
                                     Preferred Stock         Common  Stock         Paid-In     Compen-    Development
                                      Shares    Amount      Shares     Amount      Capital     sation       Stage
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------

BALANCES, 1/1/95                           -   $     -       74,132  $       74   $ 151,444   $      -    $ (151,518)

Stock issued for cash                      -         -       27,334          27      66,982          -            -
  For adjustment                           -         -          534           1          -           -            -
  For consulting services                  -         -       86,148          86     279,439          -            -
  For professional services                -         -        4,666           5      12,745          -            -
  For purchase of patent rights       933,334       934      60,000          60      13,905          -            -
  For directors' compensation              -         -        4,000           4      22,496          -            -
  For officers' compensation           33,334        33       9,334           9     194,958          -            -
Other contributed capital                  -         -           -           -        2,367          -            -
Options compensation                       -         -           -           -       70,313    (152,016)          -
Net loss                                   -         -           -           -           -           -      (329,289)
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------
BALANCES, 12/31/95                    966,668       967     266,148         266     814,649    (152,016)    (480,807)

Stock issued for services              13,332        13      24,666          25     201,837     (78,750)          -
  For officers' compensation           33,332        33          -           -       15,592     (15,625)          -
  For aborted acquisition                  -         -       40,000          40     140,510          -            -
Exercise of options                        -         -       75,000          75     112,424          -            -
Conversion to common                 (318,666)     (319)    318,666         319          -           -            -
Net Loss                                   -         -           -           -           -      187,346     (716,511)
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------
BALANCES, 12/31/96                    694,666       694     724,480         725   1,285,012     (59,045)  (1,197,318)

Stock issued for cash                      -         -      120,000         120      14,880          -            -
  For officers' compensation           33,334        33          -           -        3,842      (3,875)          -
Conversion to common                 (100,000)     (100)    100,000         100          -           -            -
Net loss                                   -         -           -           -           -       37,979      (55,438)
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------
BALANCES, 12/31/97                    628,000       627     944,480         945   1,303,734     (24,941)  (1,252,756)

(Continued on next page)

The accompanying notes are an integral part of these financial statements.



                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                     STATEMENT OF STOCKHOLDERS' EQUITY
(Continued from previous page)

                                                                                                          Accumulated
                                                                                  Additional   Unearned  Deficit During
                                     Preferred Stock           Common Stock        Paid-In      Compen-   Development
                                      Shares    Amount      Shares     Amount      Capital      sation       Stage
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------

Stock issued for cash                      -   $     -       800,000  $      800  $  199,200   $      -    $       -
  For services                             -         -     2,120,000       2,120      92,255          -            -
  For services-officers & directors        -         -       320,000         320      59,680
  For diesel license                       -         -     2,000,000       2,000      60,500          -            -
Conversion to common                 (403,334)     (403)     403,334         403          -           -            -
Net loss                                   -         -            -           -           -       24,941     (305,561)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/98                    224,666       224    6,587,814       6,588   1,715,369          -    (1,558,317)

Stock issued for cash                      -         -       146,800         147      35,653          -            -
  For services                             -         -     1,103,334       1,103     247,179          -            -
  For equipment                            -         -        33,200          33       8,267          -            -
  For services-officers & directors        -         -     1,425,000       1,425     408,808          -            -
Conversion to common                  (61,334)      (61)      61,334          61          -           -            -
Net loss                                   -         -            -           -           -           -      (802,722)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/99                    163,332       163    9,357,482       9,357   2,415,276          -    (2,361,039)

Stock issued for cash                      -         -     1,414,000       1,414     357,336          -            -
  For services                             -         -     1,642,666       1,643     600,024          -            -
  As promotion                             -         -         1,600           2       3,199          -            -
Conversion to common                 (163,332)     (163)     163,334         163          -           -            -
Net loss                                   -         -            -           -           -           -      (717,012)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/00                         -         -    12,579,082      12,579   3,375,835          -    (3,078,051)

Stock issued for cash                      -         -       195,000         195     104,805          -            -
  For services                             -         -     1,749,487       1,749     293,087          -            -
  For services-officers & directors        -         -       850,000         850      77,690          -            -
  For rent                                 -         -        17,500          18       6,232          -            -
Net loss                                   -         -            -           -           -           -      (623,811)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/01                         -         -    15,391,069      15,391   3,857,649          -    (3,701,862)

(Continued on next page)

The accompanying notes are an integral part of these financial statements.



                                     KLEENAIR SYSTEMS, INC.
                                  (A Development Stage Company)
                         CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
(Continued from previous page)

                                                                                                          Accumulated
                                                                                  Additional   Unearned  Deficit During
                                     Preferred Stock           Common Stock        Paid-In      Compen-   Development
                                      Shares    Amount      Shares     Amount      Capital      sation       Stage
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------

Stock issued:  For cash                    -   $     -     2,804,545  $    2,805  $1,717,195   $      -   $        -
  For services                             -         -     1,201,692       1,202     404,232          -            -
  For Acquisition of Carbon Cloth          -         -       873,250         873     968,434          -            -
Contributed inventory                      -         -            -           -       12,207          -            -
Net loss                                   -         -            -           -           -           -    (1,119,045)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
   BALANCES, 12/31/02                      -         -    20,270,556      20,271   6,959,717          -    (4,820,907)

Stock issued:
  For cash                                 -         -       750,000         750      74,250          -            -
  For services-officers & directors        -         -     7,600,000       7,600     511,490          -            -
  For services                             -         -     2,801,605       2,801     460,839          -            -
Net loss                                   -         -            -           -           -           -    (2,147,297)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
   BALANCES, 12/31/03                      -         -    31,422,161      31,422   8,006,296          -   (6,968,204)

Stock issued:
  For cash                                 -         -       750,000         750      74,250          -           -
  For investments                          -         -    20,527,999      20,528   1,387,706          -           -
  For services-officers & directors        -         -     1,200,000       1,200      78,519          -           -
  For services                             -         -     4,200,046       4,200     408,945          -           -
Net loss                                   -         -            -           -           -           -    (1,604,617)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------

   BALANCES, 12/31/04                      -   $     -    58,100,206  $   58,100  $9,955,716   $      -   $(8,572,821)
                                    =========  ========   ==========  ==========  ==========   =========  ===========

The accompanying notes are an integral part of these financial statements.



                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
                 For Years Ended December 31, 2004 and 2003

                                                                   Cumulative
                                                                  During Devel-
                                              2004        2003    opment Stage
                                          -----------  ----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net (loss)                               $(1,604,617)$(2,147,297) $(8,572,821)
 Adjustments to reconcile net (loss) to
 net cash provided by operations:
  Losses prior to current ownership                -           -       151,518
  Loss and unrealized loss on securities      293,764          -       293,764
  Depreciation                                 51,591      49,690      163,111
  Bad debts                                     1,000     220,000      221,000
  Amortization of:
   Prepaid expenses                            28,906     136,042    1,253,643
   Intangibles                                129,434     116,148      311,093
  Stock issued for services                   492,864     921,230    3,254,736
  Stock issued for extraordinary loss              -           -       140,550
  Deferred income taxes                            -           -      (397,852)
 Changes in operating assets and liabilities:
  Accounts receivable                          11,729      65,555      (14,861)
  Inventory                                    32,774      56,950       (1,814)
  Advances to consultants                          -           -        20,000
  Prepaid expenses                            (20,000)         -      (267,000)
  Trade accounts payable                     (289,770)    354,573      118,835
                                          -----------  ----------  -----------
NET CASH USED BY OPERATING ACTIVITIES        (872,325)   (227,109)  (3,326,098)
                                          -----------  ----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Property and equipment                        (8,276)     (9,681)    (265,714)
 Patent licensing costs                       (67,754)    (29,524)    (228,766)
 Proceeds from sale of securities             919,268          -       919,268
 Business acquisition                              -           -       (44,820)
 Notes receivable                                  -           -      (220,000)
                                          -----------  ----------  -----------
NET CASH USED IN INVESTING ACTIVITIES         843,238     (39,205)     159,968
                                          -----------  ----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from issuing stock                   75,000      75,000    2,944,459
 Capital lease obligation                          -           -         7,765
 Payments on capital lease                       (372)     (4,439)      (7,765)
 Additional capital contributions                  -           -         2,367
 Advances and loans from related parties      138,015     147,734      431,599
 Repayments to related parties               (124,599)         -      (124,599)
                                          -----------  ----------  -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES      88,044     218,295    3,253,826
                                          -----------  ----------  -----------
NET INCREASE/(DECREASE) IN CASH                58,957     (48,019)      87,696

CASH AT BEGINNING OF YEAR                      28,739      76,758           -
                                          -----------  ----------  -----------
CASH AT END OF YEAR                       $    87,696  $   28,739  $    87,696
                                          ===========  ==========  ===========

  See Note 3 for Supplemental Cash Flow Disclosures

The accompanying notes are an integral part of these financial statements.

                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                         December 31, 2004 and 2003

NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

NATURE OF BUSINESS

KleenAir Systems, Inc. (the Company) was originally incorporated in 1986 in
Nevada as Covington Capital Corporation.  Prior to its current name, the
Company had various names as various endeavors were attempted. None of these proved fruitful.  In April 1995, the Company purchased a patent for a proprietary device that had been shown to be capable of neutralizing the environmental impact of nitrous oxide from the exhaust emissions from internal combustion engines without significant modification to the engine or the vehicle it was powering.  This device is known as the "NOxMASTERTM."
Soon after the acquisition of this patent along with the right to use of the seller's name, the Company changed to its current name.  With the patent acquisition in April 1995, the Company moved into the development stage and has since worked toward the completion of tests, fine tuning, and clearance of California Air Resources Board standards.  The product is currently being sold and installed on commercial vehicles in England and has been tested for applications in other parts of Europe and Asia.  Authorities which set emission standards in the U.S. have continued to waver in the establishment of a final set of criteria for certifying that a device will reduce offending emissions.  This continued delay in criteria has prevented the
Company from initiate sales within the U.S.

During April 2002, the Company acquired Carbon Cloth Technologies, Inc.
(Carbon Cloth).  Carbon Cloth owns the exclusive rights to manufacture and market automotive thermal management systems.  Certain applications of the
Company's NOxMasterTM are enhanced by the addition of the main product offered by Carbon Cloth.  The sharing of Carbon Cloth's customer base and contacts in connection with the compatibility and joint benefits of the mutual products were expected to enhance sales of both products.

The Company's accounting and reporting policies conform with generally accepted accounting principles.  Policies that materially affect the determination of financial position, cash flows, and results of operations are summarized as follows:

Development stage reporting -- Generally accepted accounting principles call for certain presentations of cumulative financial statement information from inception to the date of the financial statements.  Since the Company restarted its operations (from a position of inactivity) in April 1995, these statements present information from the inception of its development stage.

Consolidation -- The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, after elimination of all material inter-company accounts, transactions, and profits.

Accounts Receivable -- The Company uses the allowance method to account for uncollectible accounts receivable. Accounts receivable are presented net of an allowance for doubtful accounts when applicable.  There was an allowance of $1,000 at December 31, 2004, with none at December 31, 2003.  An allowance is established whenever receivables are over 90 days old and the customer has not responded to efforts to reconcile differences. Such receivables are deemed to be uncollectible after 180 days.

Inventory -- Inventories are stated at the lower of cost or market (net realizable value).

Investments -- The Company's securities investments are held principally for the purpose of selling them in the near term and are all classified as trading securities.  Trading securities are carried at fair value on the balance sheet in current assets, with any change in fair value during the period, i.e., net unrealized gains and losses, included in current operations.  Costs associated with realized gains are recognized on the first-in, first-out basis.

Investments in Closely Held Entities -- The equity method of accounting is used when the Company has a 20% to 50% interest in other entities.  Under the equity method, original investments are recorded at cost and adjusted by the Company's share of undistributed earnings or losses of these entities, but not below zero.  As discussed at Note 5, the Company owns a 23% interest in KleenAir Systems International Plc in the U.K.

Property and Equipment -- Property and equipment are carried at depreciated cost.  Expenditures for major renewals and betterments that extend the useful lives are capitalized.  Expenditures for maintenance and repairs are charged to expense as incurred.  The cost of property and equipment is depreciated over the estimated useful lives of the related asset.
Depreciation is computed on the straight-line method for financial reporting purposes and on the applicable Modified Accelerated Cost Recovery System method for income tax purposes.  In addition, tax depreciation includes the benefits of first year expensing under Internal Revenue Code Section 179 whenever it is advantageous to the Company make this election.

Research and Development Costs -- Research, development, and engineering costs are treated as expenses during the year incurred.  Costs incurred are as disclosed in the income statement.

Patent and Licensing Costs -- Only the direct costs of obtaining license or patents and costs of extending or perfecting the patents are eligible for
capitalization.   These capitalized costs are amortized over the estimated
useful life of the patent, generally five to fifteen years, using the straight-line method. The cost of patent applications in process for new products is not amortized until the patents are issued.  Costs of patent applications for products that extend the use of existing products are amortized with the cost of the existing product.  In the event that a patent is superseded, the unamortized costs are written off immediately.

The Company purchased the rights to the patent for its NOxMASTERTM and has developed other patents as discussed at Note 9 below.  The costs of the patent and licenses, along with legal costs incurred to register and protect them, have been capitalized and are being amortized now that sales of the product have commenced. Amortization is being charged on a straight-line basis over the ten years beginning April 2003.  Amortization expense of
$31,166 and $17,881 related to these rights has been charged to operations during the years ended December 31, 2004 and 2003.

The acquisition cost allocated to the CarbonGuardTM (Carbon Cloth's intangible asset) is being amortized over the fifteen years beginning May
2002.  Amortization expense for this asset of $98,268 and $98,267 has been charged to operations during the years ended December 31, 2004 and 2003.

Revenue Recognition -- Sales are recorded when products are shipped to customers.  Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.  In instances where products are configured to customer requirements, revenue is recorded upon the successful completion of the Company's final test procedures.

Stock-Based Compensation -- The Company accounts for services acquired (and other expenses paid) using stock as compensation (or payment) based on the fair value of the shares issued.  Fair value is determined based on the closing price of the stock on the date the Company becomes obligated to issue the shares.  Due to thin trading volume of the Company's stock, most stock issuances are recorded at a discount to the market price because of the effective limitations on disposal by the recipient of the shares.
Restricted shares issued for services are discounted at a greater discount because of the added limitation on the tradability of the restricted shares.

Income Taxes -- The Company accounts for income taxes in accordance with
FASB Statement No. 109, "Accounting for Income Taxes."  Under FAS 109,
deferred income tax assets and liabilities are recorded for the income tax effects of differences between the bases of assets and liabilities for financial reporting purposes and their bases for income tax reporting.  The
Company's differences arise principally from the use of accelerated and modified accelerated cost recovery system for income tax purposes versus straight line depreciation and from utilization of net operating loss carry-forwards.

Deferred tax assets and liabilities are the amounts by which the Company's future income taxes are expected to be impacted by these differences as they reverse.  Deferred tax assets are based on differences that are expected to increase future income taxes as they reverse.  Correspondingly, deferred tax liabilities are based on differences that are expected to increase future income taxes as they reverse.  Note 8 below discusses the amounts of deferred tax benefits and deferred tax liabilities.  The Note also presents the impact of significant differences between financial reporting income and taxable income.

Earnings Per Share -- In February 1997, the Financial Accounting Standards
Board issued Statement of Financial Accounting Standards (SFAS) No. 128
"Earnings Per Share," which requires the Company to present basic and diluted earnings per share, instead of the primary and fully diluted earning per share.  The computation of basic earning per share is based on the weighted average number of common shares outstanding during the periods presented.  The computation of diluted earnings per shares is based on the weighted average number of outstanding common shares during the year plus, when their effect is dilutive, additional issuable shares, assuming the exercise of certain vested and non-vested stock options and warrants and conversion rights, reduced by the number of shares that could be purchased from any proceeds generated.

Cash Flows -- The Company considers cash to be its only cash equivalent for purposes of presenting its Statements of Cash Flows.

Accounting Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Financial Instruments -- Unless otherwise specified, Management believes the carrying value of its financial instruments approximates their fair value due to the short term to maturity.  Investments in marketable securities are carried at market value.

NOTE 2:   GOING CONCERN

These financial statements have been prepared assuming that the Company will continue as a going concern. The Company has neither sufficient operating revenues nor disposable assets to fund completion of its development program, current level of expenses, or initial production stages.  In this situation, the Company is reliant solely upon its ability to raise capital through sales of its stock, debt financing, or acquisition of services through issuances of the Company's stock.  There is no assurance that a market exists for the sale of the Company's stock or that lenders could be found to lend money to the Company.  Should financing not be available, the
Company would, in all likelihood, be forced to stop development efforts and/or to shut down its activities completely.

Management has been in contact with various parties who are interested in providing funding for the completion of testing and trials to obtain certifications from the State of California and the EPA regarding the product's ability to function as an emission control device.  Because of these contacts, Management anticipates that efforts to obtain certification will be continued and that there should be no substantial difficulties in obtaining sufficient financing to obtain such certifications and subsequent distribution.  Additionally, testing in England resulted in product sales and installations during the second and third quarters of 2003 through the
Company's U.K. affiliate. Sales/installations were halted for the fourth quarter of 2003 and all of 2004 due to budgetary limitations under the U.K.
trust that is administering the governmental cost sharing program.  These sales are expected to resume in 2005 with the advent of a new budget period and final resolution of methods and practices by the trust.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or the amount of liabilities that might be incurred should the Company be unable to continue in existence.

NOTE 3:   SUPPLEMENTAL CASH FLOW DISCLOSURES:

                                                                   Cumulative
                                                                  During Devel-
                                              2004        2003    opment Stage
                                          -----------  ----------  -----------
Cash payments for:
 Interest                                 $     5,613  $    2,189  $    13,895
 Income taxes                                      -           -            -

                                                                   Cumulative
                                                                  During Devel-
                                              2004        2003    opment Stage
                                          -----------  ----------  -----------
Non-cash investing and financing transactions
 Stock has been issued for:
   Compensation and directors' fees       $    79,200  $   92,912  $ 1,417,850
   Consultants and prepaid services           413,664     225,022    3,156,400
   Equipment                                       -           -         8,300
   Patent licensing                                -           -        14,900
   Repurchase of U.S. diesel license               -           -        62,500
   Acquisition of National Diversified
     Telecom, Inc.                                 -           -       140,550
   Acquisition of Carbon Cloth
     Technologies, Inc.                            -      981,514      981,514
   Uncompleted business acquisition                -       87,500       87,500
   Purchase of marketable securities        1,408,234          -     1,408,234
 Sale of marketing licenses for
   notes receivable                                -           -     1,736,558

NOTE 4:   MARKETABLE SECURITIES

During 2004, the Company acquired investments in Jubilee Investments Trust
Plc and Langley Park Investments Trust in England in exchange for issuances of large blocks of its stock.  (See Note 13.)  The Jubilee investment was privately placed almost immediately for cash.  The Langley Park investment was partially sold and partially held at the end of the year.

The following table presents information regarding the Company's investments in marketable securities at December 31, 2004.  None were held during 2003.
This security is being held as a trading security.

      Aggregate cost basis                            $    387,079
      Unrealized gain/(loss)                              (191,877)
                                                      ------------
      Aggregate fair value (carrying value)           $    195,202
                                                      ============

NOTE 5:   EQUITY METHOD INVESTEE

At December 31, 2003, the Company held a 30% interest in KleenAir Systems
International, Inc. (KASI), a Bahamas-based entity.  KASI owned 100% of
KleenAir Systems, Ltd. (KSL), a British entity.  The Company received its interest in KASI pursuant to a licensing agreement with its President for
European marketing rights for its products.  As such, the Company has no cost in this investment.  To date, KASI has not generated any net profit.
Accounting rules do not provide for recording negative investments under the equity method accounting.

During 2004, a new entity was formed in the U.K., KleenAir Systems
International Plc (KSIP).  This entity exchanged its stock for all of the outstanding shares of KASI, which became its wholly owned subsidiary.
Subsequently, KSIP offered shares publicly to raise funds for operations.
As a result of that offering, the Company's interest has been diluted to

23%.  No amounts have been recorded on the Company's books because the investment would still be negative.

The Company's President currently serves as a principal officer for KSIP.

NOTE 6:   RECEIVABLES

Over the years, the Company has advanced funds to KSL for expenses incurred in the testing of the product on London taxicabs and buses and for operating expenses.  In addition, there have been royalties accrued and invoicing for products delivered.  During 2004, there were additional advances and, subsequent to the KSIP offering,  repayments.  In 2004, the Company billed
KSL for management fees of $110,478 to offset the costs incurred by the
Company's president during time devoted to assisting KSIP with its offering and working on the resumption of sales of the products.  Effectively, an amount owed to KASI ($3,921) has been netted with the amounts receivable from KSL.  Net receivables from these related entities were $105,074 and
$33,288 at December 31, 2004 and 2003.

At December 31, 2004, receivables from unrelated parties were not material, however, an allowance of $1,000 was established due to questionable collectability from one customer.  The carrying value of receivables is believed to approximate their fair values.

NOTE 7:   PREPAID EXPENSES

The Company follows a practice of employing consultants for advisory services.  Typically, these agreements often are for a one-year period and generally call for the bulk of the compensation to be paid with stock at the initiation of the services.  The stock compensation under these contracts is valued at its estimated fair value, in accordance with the Company's accounting policies, and recorded as prepaid services.  This prepaid cost is then amortized to consulting fees over the period of the contract.

In 2002, the Company started contracts with a combination of unrestricted and restricted stock valued at a total of $125,750.  In 2003, the Company prepaid $61,500 with unrestricted stock.  All consulting agreements had fully amortized before December 31, 2003.  Amortization of these costs during 2003 was $170,270.

The balances for items making up prepaid expenses at December 31, 2004 and
2003 were as follows:

                                                    2004            2003
                                                 ----------      ----------
    Insurance                                    $    4,493      $       -
    Rent                                             32,801          46,200
    Taxes                                               800             800
                                                 ----------      ----------
      Totals                                     $   38,094      $   47,000
                                                 ==========      ==========

NOTE 8:   INCOME TAXES

Because of  timing, relative insignificance, and changes in control and management, the Company believes that it cannot benefit from operating losses before 1995 in calculating its income taxes.  Operating losses reported for tax purposes vary from accumulated deficits in retained earnings due to differences in tax treatment, deductibility, or timing of
various items.   The tax loss carry-forwards are as follows:

                                          Amount of Net
                   Year of               Operating Loss
                  Expiration              Carry Forward
                 ------------             -------------
                     2010                 $     148,187
                     2011                       901,206
                     2012                        79,438
                     2018                       305,825
                     2019                       804,046
                     2020                       720,022
                     2021                       626,785
                     2022                     1,460,856
                     2023                     2,282,759
                     2024                     1,682,588
                                          -------------
                                          $   9,011,712
                                          =============

The Company has deferred tax assets and liabilities at December 31, 2004 and
2003.  These have arisen from the difference in the depreciation deduction for book and tax purposes, from operating loss carry-forwards, from the difference between the tax and book bases for patent acquisition, and from the acquisition of Carbon Cloth. These result in net deferred tax assets totaling $4,475,224 and $3,838,980 at December 31, 2004 and 2003,
respectively.  However, because management is unable to determine when these deferred assets might be utilized, or that it is more likely than not that the Company will be able to utilize these deductions against future revenues, a valuation allowance has been recorded to completely offset the assets.  There is no current income tax benefit or expense to be reported for the periods ended December 31, 2004 and 2003.  The following table sets forth the reconciling items between income per books and taxable income.

                                                    2004            2003
                                                -----------     -----------
    Book loss                                   $(1,604,617)    $(2,147,297)
    Non deductible expenses                           5,031           9,658
    Depreciation                                      4,851             876
    Amortization of intangibles                    (281,243)       (145,996)
    Unrealized loss on securities                   191,877              -
                                                -----------     -----------
    Taxable loss                                $(1,684,101)    $(2,282,759)
                                                ===========     ===========

Deferred tax liabilities arise primarily from the use of accelerated methods of depreciation of property and equipment for tax purposes and from differences in the tax and book bases for the patents (including the Carbon
Cloth acquisition).  The Company's deferred tax liabilities and assets are as set out below:

                                                    2004            2003
                                                 ----------      ----------
    Deferred tax assets:
      Patent costs                               $1,135,040      $1,286,124
      Marketable securities                          76,386              -
      Net operating losses                        3,588,165       2,918,217
                                                 ----------      ----------
           Total                                  4,799,591       4,204,341
                                                 ----------      ----------
    Deferred tax liabilities:
      Property and equipment                            272           2,204
      Investment in Carbon Cloth                    324,095         363,216
                                                 ----------      ----------
           Total                                    324,367         365,420
                                                 ----------      ----------
    Net deferred tax asset                        4,474,224       3,838,921

    Valuation allowance                          (4,475,224)     (3,838,921)
                                                 ----------      ----------
      Amount reported on Balance Sheet           $       -       $       -
                                                 ==========      ==========

NOTE 9:   PATENTS, LICENSE, RESEARCH AND DEVELOPMENT

During April 1995, the Company acquired a patent for a proprietary device
(the "NOxMASTERTM") that had been shown to reduce the pollutant content of emissions from internal combustion engines, primarily automobile engines.
The cost of acquiring this patent was capitalized under the caption "Patent license" on the balance sheet. Since the acquisition of this patent, the
Company has continued to refine the device and expand its applicability to a wider range of engines and has determined that diesel engines are a more optimal target.  Also, the Company has been  performing tests aimed at obtaining California and EPA certifications to be able to advertise and sell the device as a pollution reduction system.  The Company obtained a ruling by the California Air Resource Board in 2001 that the diesel device does not increase pollutants.  Obtaining the ruling and certification greatly expands the markets for the device.  The Company's rights to the patent are subject to royalties totaling 7% of wholesale sales. The royalties do not require the Company to make minimum payments.  Management has estimated that additional costs required to obtain U.S. and California governmental certifications should be in the $250,000 to $400,000 range.

During 2002, the Company acquired Carbon Cloth Technologies, Inc. in order to obtain rights to its CarbonGuardTM technology.  This product is currently being marketed and the Company expects to be able to increase the product's market penetration.  The CarbonGuardTM is a product that provides innovative insulation capabilities for stationary and high-performance engines.

Besides the tests toward certification in California, the products have been tested in England for their application to pollution control on diesel taxicabs and buses.  This testing is being carried on by KSL, (See the discussion about related parties at Note 15.) an entity in which the Company owns an indirect equity interest.

The Company has continued to obtain additional patents that extend and protect its primary patent.  A device for emission control on small engines has also been patented.  Legal costs to file these patents are being capitalized.

During 1996, the Company entered into an agreement to grant the Company's president an exclusive license for the worldwide rights to manufacture, market, distribute, and sell the NOxMASTERTM's application to diesel engines. In addition, the agreement granted the same rights for the application of the NOxMASTERTM to gasoline engines in Europe, the former
Soviet Union, the Middle East, and Africa.  In exchange for this transfer, the Company's president has established, KleenAir Systems International,
Inc. (KASI), in the United Kingdom and transferred this license to it.
KleenAir Systems, Ltd. of the U.K. is a wholly owned subsidiary of KASI.
The Company received a 30% ownership interest in KASI and is to receive a royalty of 8% of its gross revenue from sales of the product.

During 1998, the Company repurchased the rights to the diesel system in the
U.S. market by issuing 1,000,000 shares of common stock to Pollution
Control, Inc., an entity controlled by the Company's president.  This action was taken based on the advice of financial consultants to the Company.

The Company and KASI also entered into a license agreement with Extengine
Transport Systems, LLC (ETS) which is in the business of commercialization of environmental technologies and products.  This is a ten-year, nonexclusive, worldwide manufacturing, marketing, and selling license for
NOxMASTERTM devices.  The Company has also entered into an exclusive ten-year California manufacturing, marketing rights, and distribution rights agreement for application of the NOxMASTERTM to gasoline engines and a ten-year, exclusive manufacturing, marketing, and distribution rights agreement for application of the NOxMASTERTM devices in China and India and to school and urban buses.  These licenses set out per-unit prices and specify minimum annual units for each application once the Company has produced a commercially viable device and demonstrates manufacturing capability.  During 2002, the Company moved to eliminate ETS's exclusivity in certain markets.  This action was undertaken because of certain actions and certain inactions on the part of ETS.  During 2004, Management negotiated a settlement with ETS for its release of the exclusivity portions of its agreements.  This allows the Company to pursue sales of the products in these markets.

NOTE 10:   PROPERTY AND EQUIPMENT

The following table presents costs of property and equipment at December 31,
2004 and 2003.

                                                 2004            2003
                                              ----------      ----------
   Office furniture and equipment             $   62,072      $   61,497
   Test vehicles                                  28,928          28,928
   Analysis equipment                            174,840         167,139
   Leasehold improvements                         11,682          11,682
                                              ----------      ----------
   Totals                                        277,522         269,246

        Accumulated depreciation                (165,226)       (113,635)
                                              ----------      ----------
   Net Property and Equipment                 $  112,296      $  155,611
                                              ==========      ==========

Depreciation expense totaled $51,591 and $49,690 for 2004 and 2003.  The office furniture and equipment, the analysis equipment, and the test vehicles are being depreciated on a straight-line basis over five years.
Leasehold improvements are being depreciated on a straight-line basis over
39 years.

NOTE 11:   COMPENSATORY STOCK BENEFIT PLANS AND VALUATION BASIS

During 1995, the Company adopted a Compensatory Stock Benefit Plan (the 1995
Plan) for the furtherance of the Company by allowing the Company the option of compensating officers, directors, consultants, and certain other service providers who render bona fide services to the Company through the award of the Company's free trading common shares.  Under the Plan, 33,333 shares were approved by the Board of Directors.  Of the shares approved for the
Plan, 13,000 shares were issued, 4,667 were committed in agreements with officers, and 2,667 were committed to a consultant during 1995.  During
1996, 9,667 shares were issued under this plan for directors' fees and officer compensation. These shares have been issued primarily for marketing and promotion services, directors' fees, and services to facilitate of the purchase of the patent.

The 1995 Plan was terminated with the adoption of a "1996 Consultant and
Employee Stock Compensation Plan" (the 1996 Plan).  The 1996 Plan authorized the issuance of up to 500,000 freely tradable shares.  These shares were to be used to further the growth through compensation of officers, directors, consultants, and other service providers.  The board was given the authority to increase the number of shares as it deemed advisable and to file any necessary registration statements required for such increases.  Under the
1996 Plan, the Company issued 5,333 during 1996, but did not issue any shares under this plan in 1997 or 1998.  During 1999, the Company issued
300,000 shares under this plan for consulting services.

In July 2000, the Company filed an S-8 registration (the S-8) to register
1,200,000 shares for compensation under five consulting agreements and reserved 750,000 shares for the future exercise of options under an Employee
Stock Option Plan, discussed at Note 12.  The shares for the consultants were issued in July 2002 in order to obtain those services.  Subsequent to this filing, the board has issued 550,000 of the shares reserved for the
ESOP.  Directors/officers and a key engineering consultant were issued
300,000 of these shares for unpaid services and a consultant who had previously been issued 250,000 restricted shares for his services requested that he be allowed to exchange those shares for S-8 shares and was allowed to do so under the advice of legal counsel.  During 2002, the Company issued an additional 76,800 shares under this plan.

In September 2001, the Company filed an amendment to the S-8 to register an additional 2,200,000 shares.  Of these shares, 1,270,000 were issued in
October to consultants for services to be provided over the next year.
Another 21,687 of these shares were issued to product development consultants.  During 2002, the Company issued (or contracted to issue)
576,192 shares to consultants and employees.

In September 2004, the Company filed a second amendment to its S-8 to register another 1,250,000 shares.  All of these shares were issued to consultants for services provided during the last quarter of the year.

As anticipated by these plans, the Company has acquired services with free trading shares.  The Company has also issued unregistered restricted (Rule
144) stock in exchange for services.  These transactions have been valued in accordance with the Company's accounting policy regarding stock compensation.

NOTE 12:   EMPLOYEE STOCK OPTION PLAN

The Employee Stock Option Plan (ESOP) was established in July 2000 in coincidence with the S-8 registration and is to provide incentives for the attraction and retention of personnel.  Its terms call for an exercise price of 100% of the closing price of the Company's stock on the date of the grant of the options.  No such grants have been made under this plan.

NOTE 13:   STOCKHOLDERS' EQUITY

During 1986, the Company completed an initial offering of 10,000,000 shares of common stock with net proceeds (after commissions) of $110,233.  Between that time and December 31, 1993, it is apparent that there were many stock transactions, reverse splits, and other actions.  However, records regarding this period of time are not available.  Additionally, no records are available which would allow an analysis of the retained earnings balance prior to 1995.  Due to this lack of records, management believes that losses indicated by the negative retained earnings would not yield tax benefits to current operations.  Inception-to-date information required for development stage companies is also unavailable for this period.

In March 1995, the Company's Board approved a measure (ratified at a subsequent shareholders' meeting) whereby the Company's outstanding common shares were reverse split on the basis of one new share for ten shares held.
In May 1997, the Board approved another reverse split.  This time the reverse split was on the basis of one new share for 15 shares held.  In the following discussion, the share amounts have been restated to reflect the 1 for 15 reverse split.  In February 2000, the Board approved a 2 for 1 split of shares effective March 20, 2000 in accordance with advice from marketing and investment consultants.  All share amounts in the financial statements as well as share amounts presented below have been adjusted as though all of these changes in stock had occurred prior to the earliest presented information.

In April 1995, the Company issued 933,334 shares of convertible, non-voting preferred stock and 60,000 common shares as consideration for the patent and a facilitation fee to a consultant.  This transaction was recorded at the par value of the stock issued, $7,400.

During 1995, other consulting services not directly related to the patent purchase were obtained through the issuance of 24,000 common shares valued at total of $111,875.  Directors were issued a total of 4,000 shares valued at $22,500.  This stock-based compensation and the transactions described below have been valued as described in Note 1.  The Company also issued
27,334 common shares pursuant to a Regulation S offering.  Net proceeds to the Company after commissions were $66,804.  In addition, $180,400 was received for 66,814 shares under the Regulation S offering prior to
December 31, 1995, with the shares being issued during 1996.

During 1996, the Company issued 24,666 common shares and 13,334 preferred shares primarily to officers and directors pursuant to agreements and directors' resolutions for services rendered.  These shares were valued at
$201,875.  Holders of options also exercised 75,000 options to acquire a like number of common shares during March 1996 by trading amounts owed them by the Company for the exercise price.  This action effectively brought
$112,500 to the Company through the reduction in payables.

During 1997, the Company issued 66,666 preferred shares to its president in accordance with his employment contract.  During December 1998, the Board approved the issuance of 320,000 shares of stock to themselves and key consultants as compensation for services rendered during 1998.  Both of these sets of shares have been included as outstanding shares and the costs have been recognized as expenses in the relevant periods.  The shares were issued during 1999.

During 1998, preferred stockholders exchanged 403,330 preferred shares for a like number of common shares. The Company issued 2,000,000 common shares to a financial and public relations consultant for services; 2,000,000 and
800,000 shares to Pollution Control, Inc. for license and cash as discussed at Note 15; and 100,000 shares to a development consultant.  A director was issued 20,000 shares for his services.

During March 1999, the Company issued 600,000 shares under its S-8 plan discussed at Note 11 for investment guidance.  These shares were valued at
$75,000.  Public relations/financial services were obtained during 1999 through the issuance of 508,334 shares valued at $175,079.  Analysis and test equipment was acquired in exchange for 33,200 shares valued at $8,300.
The Company also issued 146,800 shares for $35,800 cash and exchanged 61,334 common shares for the retirement of a like number of preferred shares.

During 2000, the Company issued 1,400,000 shares to Ecologic, LLC (an affiliate of ETS) for $350,000 under an agreement to provide funds for product testing.  The Company issued 300,000 shares valued at $51,000 to officers/directors and a key engineering consultant in lieu of cash payments for their services to the Company. Outside consulting services were obtained in exchange for 1,344,266 shares valued at $553,868.  (See discussion at
Note 11 regarding 1,200,000 of these shares.) The Company also retired the last of its outstanding preferred shares through their conversion to 163,334 common shares.  One of the issuances of shares for services included warrants (discussed below).  The holders exercised 14,000 of these warrants for proceeds of $8,750.

As discussed in Note 13, the Company also issued both common and preferred stock for consulting services and employment agreements.

The Company issued options to purchase common shares during 1996.  These options arose from various transactions.  Among these were 210,000 options granted as incentives for enhanced product development efforts. Other options were granted as incentives to sign service contracts.  All options issued were to purchase one share for each option held.  There was no market for these options.  During 1996, options were exercised to purchase 75,000 shares.  Options were reduced by the 1 for 15 reverse split authorized by the board of directors.  No options were exercised during 1997 or 1998.  At
December 31, 1998, all options had expired.

As mentioned above, during 2000, the Company issued warrants in conjunction with a stock issuance.  These consisted of 138,000 warrants to buy one restricted share at $0.625 per warrant and expired on November 30, 2001.  Of these, 14,000 were exercised during 2000 and the rest expired.  The Company also issued two warrants to Ecologic.  The first warrant which expired
January 31, 2001, was for the purchase of 1,000,000 shares at $.25 per share.  Ecologic purchased 900,000 shares under this warrant during 2000, leaving a balance of 100,000 that were allowed to expire. The second warrant, which expired January 31, 2002, was to purchase 1,000,000 shares at the greater of $1 or one-half the average thirty-day bid price per share.
This warrant expired without exercise.

During 2001, the Company issued 218,500 restricted shares valued at $120,436 to consultants.  Another 850,000 restricted shares valued at $78,540 were issued to directors and a key research person for services over the last year.  Cash of $105,000 was received for the issuance of 375,000 restricted shares.  Consultants were issued 1,368,487 unrestricted S-8 shares valued at
$180,650.

During 2002, the Company issued the following restricted shares:  15,500 valued at $3,500 for product development, 50,000 valued at $16,250 for legal services, 100,000 valued at $32,500 for contract settlement, 500,000 valued at $87,500 for uncompleted acquisition, and 833,250 valued at $924,908 for
Carbon Cloth acquisition.  Another 2,804,545 restricted shares were issued for cash totaling $1,720,000.  In addition to restricted shares, the Company
issued free-trading shares as follows:   524,192 valued at $257,342 for
consulting services, 40,000 valued at $44,400 for Carbon Cloth acquisition, and 12,000 valued at $8,340 for product development.

During 2003, the Company issued the following restricted shares as follows:
750,000 for a total of  $75,000; 215,000 valued at $46,850 for consulting services; 50,000 valued at $8,250 for legal services; 7,600,000 valued at
$519,090 to directors and a key research person for services; and 82,500 valued at $12,788 for settlement of claims relating to marketing licenses.
The Company also issued unrestricted shares as follows:  2,100,673 valued at
$317,003 for consulting services; 22,500 valued at $4,534 for product development efforts; 50,000 valued at $11,625 for settlement of claims related to marketing licenses; 228,932 valued at $55,053 for legal and other professional services; and 52,000 valued at $7,537 for office and clerical services.

In 2004, restricted shares issued by the Company were as follows: 750,000 for $75,000; 2,509,483 valued at $183,842 for consulting services; 1,200,000 valued at $79,719 for directors and management services; and 20,026,666 valued at $1,315,487 for marketable securities.  Unrestricted shares issued were as follows: 1,690,563 valued at $229,303 for advisory services and
501,333 valued at $75,200 directly related to acquiring marketable securities.  A total of 501,333 warrants (discussed below) valued at $17,547 were also issued related to acquiring the marketable securities.

The 501,333 warrants issued during 2004 (and outstanding at December 31,
2004) are exercisable at any time before June 4, 2007.  As an exercise option, the holder may elect to take only the number of shares equal to the increase in the price of the Company's stock after the date of the grant without having to pay the exercise price.

The Company issued an option to a consultant to purchase $250,000 worth of stock at a 33% discount off the average bid price for the 10-day period before exercise.  This option may be settled by an existing stockholder selling shares rather than by the Company issuing shares.

NOTE 14:   EARNINGS PER SHARE

Basic earnings per share has been calculated based on the weighted average common shares outstanding.  A warrant to purchase 240,000 shares was outstanding at December 31, 2003.  This warrant expired during 2004. As discussed above, a warrant to purchase 501,333 shares was outstanding, as well as the option to purchase $250,000 worth of stock.  The shares underlying these options have not been added to outstanding common shares in a presentation of diluted earnings per share because the presentation would prove to be anti-dilutive.

NOTE 15:   RELATED PARTY TRANSACTIONS

Many of the Company's consultants have, historically, also been stockholders of the Company.  This includes engineering services, marketing and financial promotion, and management and stockholder services.  As mentioned above, when the Company purchased the patent, it did so with preferred stock (later converted to common).  Those stockholders continued many of the development and other services that they were providing before the Company made its acquisition.

See the discussion of the granting of a license for Europe to the Company's
President at Note 9 and the discussion at Note 16 regarding the aborted acquisition of National Diversified Telecom, Inc.

During 1998, the Company sold 800,000 shares of common stock to Pollution
Control, Inc. for $200,000.  These funds were used to prepay financial and public relations services.  The service provider also received 2,000,000 shares of restricted common stock that it assigned to Pollution Control in exchange for an equity interest in that entity.  As discussed at Note 9, the
Company issued 2,000,000 shares of restricted common stock to Pollution
Control to repurchase the U.S. marketing rights for its diesel product.
Pollution Control is controlled indirectly by the Company's President.
Pollution Control's voting rights are held by the Company's President. These transactions effectively transferred control of the Company to Pollution
Control and to the Company's President through his control of that block of voting stock.

During July 1999, the Board approved the issuance of 420,000 shares of restricted stock to themselves and an engineering consultant for loans provided to the Company during 1998.  In October 1999, the Board approved the issuance of 1,000,000 shares to themselves and the consultant in lieu of cash compensation in recognition of services provided to the Company during
1999.

In December 2000, the Board approved the issuance of 300,000 free-trading
S-8 shares to themselves and an engineering consultant in lieu of cash payment for services rendered to the Company during 2000.

In July 2001, the Board approved the issuance of 850,000 restricted shares to themselves and an engineering consultant in lieu of cash payment for services rendered to the Company during 2001.  Additionally, the Board approved allowing the Board to purchase restricted shares to obtain cash.
One member of the Board and an entity related to a member fo the Board paid
$85,000 for 325,000 shares.

During December 2002, members of the Board purchased 350,000 shares of restricted stock for $70,000. Additionally, Pollution Control loaned the
Company $50,000 documented in a demand note bearing interest at the rate of
7% compounded monthly until repaid.

During 2003, the Board approved the issuance of 7,600,000 restricted shares to themselves and an engineering consultant as compensation for their

services in lieu of cash payments.   Loans from related parties totaled
$147,000 during 2003.  These loans were documented in demand notes and bear interest at the rate of 7% compounded monthly until repaid.

In 2003, the Company generated a significant portion ($202,544) of its revenues from sales of its NOxMASTERTM product to KASI which, in turn, sold them to KSL.  KSL resold the products to a third party for installation on taxicabs and buses in the U.K.  The Company recognized its revenues at the first level, i.e., sales to KASI.  At this point, there has been no inclusion of KASI's results of operations in the Company's financials due to cumulative losses incurred by that entity.  No eliminations have taken place.  This sales structure exists because of licensing arrangements discussed at Note 9.

During 2004, the Company borrowed an additional $138,015 on the same 7%
compounded terms set out above. It also repaid $104,015 of these loans.  The
Board approved the issuance of 1,200,000 to themselves and an engineering consultant as compensation for their services in lieu of cash payments.

The Company's president is also serving as a principal officer for KleenAir
Systems International Plc. in England and spends significant portions of his time pursuing the activities of those related entities.

NOTE 16:   EXTRAORDINARY LOSS ITEMS

During February 1996, the Company entered into an agreement to acquire 100%
of the stock of National Diversified Telecom, Inc. (NDT).  The Company's
president was also a significant owner of NDT.  The acquisition required the issuance of 40,000 shares of the Company's restricted common stock.  In addition, the Company advanced $15,000 to NDT for operations.  It was subsequently determined that the Company would not benefit from the attributes of NDT that the Company had anticipated.  As a result of this determination, the Company defaulted on its agreement to provide an additional $5,000 to NDT and moved to "undo" the agreement.  In "undoing"
the agreement, the Company did not receive back the $15,000 or the stock.
The value of the shares, the $15,000, NDT audit fees paid by the Company and certain other costs have been reported as an extraordinary item in the
Statement of Operations.

In 2002, the Company initiated an acquisition agreement.  By the terms of the agreement, the Company issued 500,000 restricted shares to the owner of the target as a discussion incentive.  Additional shares and cash were due on consummation.  This deal has placed on hold for at least the time being.
The shares, valued at $87,500, have been recorded as an extraordinary expense.

NOTE 17:   ACQUISITION OF CARBON CLOTH TECHNOLOGIES, INC.

Effective April 30, 2002, the Company acquired Carbon Cloth Technologies,
Inc. (Carbon Cloth), a California corporation.  Carbon Cloth is a manufacturer of automotive thermal management systems.  Its CarbonGuardTM product is currently installed on a number of New York City Transit
Authority buses as enhancements for the operating efficiency of particulate traps.  This product generated revenues during 2003 and 2004.  Its primary market at this time is environmentally mandated retrofit applications which are largely funded by governmental agencies.  These agencies operate under strict annual budgets which limit the size of any given project and cause deferral of work from year to year.  As the product continues to prove its viability, sales are expected to grow.  It is also anticipated that there will be a synergy of sales from the combination of the Company's emission control device and Carbon Cloth's products.

This acquisition was accomplished through the issuance of common stock in exchange for all of the stock of Carbon Cloth.  The results of Carbon
Cloth's operations have been included in the Company's consolidated financial statements since the date of acquisition.  The Company issued
833,250 restricted shares for this acquisition along with 40,000 unrestricted S-8 shares issued for services provided in the acquisition process.  A portion of the acquisition agreement created an employment agreement that called for the issuance of an additional 146,750 shares as incentive commissions based on achievement of product sales.  These additional shares were paid as compensation.

The purchase price was allocated to the individual assets acquired
(primarily the CarbonGuardTM product) and liabilities assumed based upon their respective fair values at the date of acquisition as set forth below.
Accounting rules require the recognition of deferred taxes for difference between the tax bases of the assets acquired and the amounts recorded in the consolidated books. The acquisition resulted in the addition of the following balance sheet elements as of April 30, 2002:

             Accounts receivable              $   22,397
             Inventory                            10,331
             Fixed assets (net)                    1,392
             Patent license                    1,474,003
             Payables                            (96,144)
             Deferred tax liability             (397,853)
             Equity                           (1,014,126)

NOTE 18:   LEASE

During May 2002, the Company leased a facility containing office space and space for continuing product development and testing.  This facility combined the Company's offices and testing at the same facility.  The lease is a three-year noncancellable lease.  The Company was required to deposit
$46,200 (the last six months lease payments) with the landlord as security for the lease.  The monthly lease is $7,700 plus utilities.  Future minimum payments under this noncancellable lease are $30,800 at December 31, 2004.
This amount includes the deposit which represents a prepayment of the rent.

NOTE 19:   CONCENTRATIONS

As mentioned in other places above, a majority of the Company's NOxMASTERTM sales have been for installation in England.  In addition, during 2003, the
Company sold $287,200 worth of particulate traps directly to KASI
(ultimately to the Dinex Group, the entity purchasing and installing the
NOxMASTERTM equipment in the U.K.). Sales of the CarbonGuardTM were also concentrated with $187,435 being sales to Johnson Mathey, Inc. during 2003.
Essentially all of the sales revenue reported for 2004 were to Johnson
Mathey.  These concentrations are expected to continue for at least the near future until such time as the Company can obtain certifications from the
CARB and EPA.

NOTE 20:   SUBSEQUENT EVENTS

In February 2005, the Company received a patent for the use of aqueous ammonia as a catalyst to reduce NOx emissions.  This is an extension of its main NOxMASTERTM product.

        CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the incorporation by reference into the filing on Schedule 14C of KleenAir Systems, Inc. of our report on our audit of the annual financial statements at December 31, 2004 of KleenAir Systems, Inc. dated March 31, 2005 which was in included in the annual filing on Form 10-KSB of KleenAir Systems for the year ended December 31, 2004.

We also hereby consent to the incorporation by reference into the filing on Schedule 14C of KleenAir Systems, Inc. of our report dated December 12, 2005, on our review of the quarterly financial statements for the period ended September 30, 2005 which is included in the quarterly report on Form 10-QSB of KleenAir Systems, Inc. for the quarter then ended.

ROBERT EARLY & COMPANY, P.C.

Date: December 29, 2005	By:	/s/ ROBERT EARLY & COMPANY, P.C.

Robert Early & Company, P.C. Abilene, Texas

Exhibit E
           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             FORM 10-QSB

[X]  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
     EXCHANGE ACT OF 1934

             For the quarterly period ended SEPTEMBER 30, 2005

[  ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
     EXCHANGE ACT OF 1934

                    Commission file number 033-03362-D

                          KLEENAIR SYSTEMS, INC.
     -----------------------------------------------------------------
     (Exact name of small business issuer as specified in its charter)

       State of Nevada                                    87-0431043
   -------------------------------                      ----------------
   (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                      Identification #)

          27121 Aliso Creek Road Ste 120, Aliso Viejo, CA  92656
          ------------------------------------------------------
                 (Address of principal executive offices)

                              (949) 831-1045
                      -------------------------------
                      (Registrant's telephone number)

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

      There were 62,351,406 shares of common stock, $0.001 Par Value, outstanding as of September 30, 2005.

Transitional Small Business Disclosure Format (check one);  Yes [  ]  No [X]

                                     1

                           KLEENAIR SYSTEMS, INC.

                                FORM 10-QSB

                                   INDEX

                                                                        Page
                                                                        ----
PART I.  FINANCIAL INFORMATION

 Item 1.  Financial Statements

 Item 2.  Management's Discussion and Analysis and Plan of Operations . . 13

 Item 3:  Controls and Procedures . . . . . . . . . . . . . . . . . . . . 18

Part II:  Other information

 Item 6:  Exhibits and Reports on Form 8-K  . . . . . . . . . . . . . . . 18

Signatures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

Exhibits

                                     2

PART I -- FINANCIAL INFORMATION

Item 1.   Financial Statements

        REPORT ON REVIEW BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors,
KleenAir Systems, Inc.
Aliso Viejo, CA

We have reviewed the accompanying  consolidated balance sheet of KleenAir
Systems, Inc. (a development stage enterprise) (the "Company") as of
September 30, 2005, and the related consolidated statements of operations, stockholders' equity, and cash flows for the three and nine months ended
September 30, 2005 and 2004.  We have also reviewed the cumulative statements of operations, stockholders' equity and cash flows for the period from January 1, 1995 through September 30, 2005.  These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the standards of the Public
Company Accounting Oversight Board (United States).  A review of interim financial information consists principally of applying analytical procedures and making inquiries of Company personnel responsible for financial and accounting matters.  It is substantially less in scope than an audit in accordance with the auditing standards of the Public Company Accounting
Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole.
Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with accounting principles generally accepted in the United
States.

We have previously audited, in accordance with the auditing standards of the
Public Company Accounting Oversight Board (United States), the consolidated balance sheet of the Company as of December 31, 2004, and the related statements of operations, stockholders' equity and cash flows for the year and cumulative period then ended (not presented herein); and, in our report dated March 31, 2005, we expressed an opinion on those financial statements which was qualified based on the Company's ability to continue as a going concern.  In our opinion, the information set forth in the accompanying interim consolidated balance sheet as of December 31, 2004, is fairly stated
in all material respects in relation to the consolidated balance sheet from which it has been derived.

  /s/ ROBERT EARLY & COMPANY, P.C.
- ----------------------------------
Robert Early & Company, P.C.
Abilene, Texas

December 12, 2005

                                     3

                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                        CONSOLIDATED BALANCE SHEETS

                                                  September 30,   December 31,
                                                       2005           2004
                                                    ----------     ----------
                                                     Unaudited
                                   ASSETS
CURRENT ASSETS:
    Cash                                            $   18,986     $   87,696
    Accounts receivable (net)                           10,202          2,970
    Accounts receivable from related parties           211,309        105,074
    Inventory-raw materials (at cost)                   24,503         24,352
    Prepaid expenses                                    20,207         38,094
    Marketable securities (net)                        119,215        195,202
                                                    ----------     ----------
      Total Current Assets                             404,422        453,388

PROPERTY AND EQUIPMENT (net)                            70,613        112,296

OTHER ASSETS:
    Patent license (net)                             1,215,413      1,469,076
                                                    ----------     ----------

    TOTAL ASSETS                                    $1,690,448     $2,034,760
                                                    ==========     ==========

                 LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
    Accounts payable                                $   92,909     $  111,155
    Accounts payable to related parties                145,345        149,912
    Accrued expenses                                    37,350         25,698
    Deposits from customers                             50,000             -
    Notes payable to related entities                  220,000        231,000
    Advances from directors                             68,922         76,000
                                                    ----------     ----------
      Total Current Liabilities                        614,526        593,765

STOCKHOLDERS' EQUITY:
  Preferred stock, series A, $.001 par value (
  10,000,000 shares authorized, none outstanding)           -              -
  Common stock, $.001 par value (100,000,000
  shares authorized, 62,351,406 and 58,100,206
  outstanding, respectively)                            62,351         58,100
  Additional paid-in capital                        10,063,159      9,955,716
  Deficit accumulated during the development stage  (9,049,588)    (8,572,821)
                                                    ----------     ----------
      Total Stockholders' Equity                     1,075,922      1,440,995
                                                    ----------     ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY          $1,690,448     $2,034,760
                                                    ==========     ==========

See accompanying selected information.
                                     4

                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                   CONSOLIDATED STATEMENTS OF OPERATIONS
      For the Three and Nine Months Ended September 30, 2005 and 2004
                                                                                                 Cumulative
                                                  Three Months             Nine Months          During Devel-
                                               2005        2004         2005        2004        opment Stage
                                            ----------  ----------   ----------  -----------    ------------

REVENUES                                    $       -   $   36,676   $   49,384  $    40,995    $  1,020,754
  Cost of goods sold                             1,572      23,086       41,196       32,445        777,685
                                            ----------  ----------   ----------  -----------    ------------
      Gross Profit                              (1,572)     13,590        8,188        8,550         243,069
                                            ----------  ----------   ----------  -----------    ------------
PRODUCT DEVELOPMENT COSTS                       12,320      35,914       84,710      120,977       1,496,397
                                            ----------  ----------   ----------  -----------    ------------
OPERATING EXPENSES:
  Personnel costs and director fees             22,120      17,911       87,690      140,199       1,517,899
  Consultants                                   (4,000)     93,713        8,250      485,192       3,238,096
  Professional fees                             35,772      16,376       61,264       49,349         618,523
  Office expenses                                1,329       1,860        6,005        5,485          67,035
  Depreciation                                   8,809      12,341       28,975       36,836         192,086
  Amortization of intangible assets             27,417      32,914       92,715       95,421         403,808
  Advertising and promotion                      1,508       2,966        3,198        8,056         267,920
  Rent                                          10,085      27,942       47,707       74,690         405,571
  Travel                                         8,906      12,788       33,702       60,919         380,587
  Other expenses                                (7,604)     13,072       31,658       38,618         247,814
  Bad debts                                         -       (4,993)          -         1,000         221,000
  Other                                             -           -            -            -          171,378
                                            ----------  ----------   ----------  -----------    ------------
      Total operating expenses                 104,342     226,890      401,164      995,765       7,731,717
                                            ----------  ----------   ----------  -----------    ------------
(LOSS) FROM OPERATIONS                        (118,234)   (249,214)    (477,686)  (1,108,192)     (8,985,045)

OTHER INCOME AND (EXPENSES):
  Interest income                                   -           -            -            -            2,526
  Interest expense                              (4,834)     (4,706)     (14,314)     (14,974)        (53,907)
  Management fees                               15,750          -        47,250           -          157,728
  Foreign exchange loss                             -           -            -        (4,715)         (7,670)
  Unrealized gain/(loss) on
    marketable securities                       22,220          -        54,289           -         (137,588)
  Loss on disposition of assets                 (7,674)         -        (7,674)          -           (7,674)
  Loss on sale of stock                             -           -       (78,632)     (92,747)       (180,519)
  Amortization of discount on receivables           -           -            -            -           20,259
                                            ----------  ----------   ----------  -----------    ------------
(Loss) before income taxes                     (92,772)   (253,920)    (476,767)  (1,220,628)     (9,191,890)
  Benefit from deferred taxes                       -           -            -            -          397,852
                                            ----------  ----------   ----------  -----------    ------------
(Loss) Before Extraordinary Item               (92,772)   (253,920)    (476,767)  (1,220,628)     (8,794,038)
Extraordinary Item:
  Costs of terminated acquisition                   -           -            -            -         (255,550)
                                            ----------  ----------   ----------  -----------    ------------
Net (Loss)                                   $ (92,772) $ (253,920)  $ (476,767) $(1,220,628)   $ (9,049,588)
                                            ==========  ==========   ==========  ===========    ============
Basic and Diluted Earnings Per Share:
 (Loss) per share before extraordinary item $    (0.00) $    (0.00)  $    (0.01) $     (0.03)   $      (0.56)
 (Loss) per share from extraordinary item           -           -            -            -            (0.02)
                                            ----------  ----------   ----------  -----------    ------------
    Net (Loss) Per Share                    $    (0.00) $    (0.00)  $    (0.01) $     (0.03)   $      (0.58)
                                            ==========  ==========   ==========  ===========    ============

Weighted Average Shares Outstanding         61,593,382  52,141,770   59,592,912   43,929,493      15,701,270
                                            ==========  ==========   ==========  ===========    ============

See accompanying selected information.
                                                    5

                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
               CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                         Accumulated
                                                                                  Additional  Unearned  Deficit During
                                     Preferred Stock         Common  Stock         Paid-In     Compen-    Development
                                      Shares    Amount      Shares     Amount      Capital     sation       Stage
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------

BALANCES, 1/1/95                           -   $     -       74,132  $       74   $ 151,444   $      -    $ (151,518)

Stock issued for cash                      -         -       27,334          27      66,982          -            -
  For adjustment                           -         -          534           1          -           -            -
  For consulting services                  -         -       86,148          86     279,439          -            -
  For professional services                -         -        4,666           5      12,745          -            -
  For purchase of patent rights       933,334       934      60,000          60      13,905          -            -
  For directors' compensation              -         -        4,000           4      22,496          -            -
  For officers' compensation           33,334        33       9,334           9     194,958          -            -
Other contributed capital                  -         -           -           -        2,367          -            -
Options compensation                       -         -           -           -       70,313    (152,016)          -
Net loss                                   -         -           -           -           -           -      (329,289)
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------
BALANCES, 12/31/95                    966,668       967     266,148         266     814,649    (152,016)    (480,807)

Stock issued for services              13,332        13      24,666          25     201,837     (78,750)          -
  For officers' compensation           33,332        33          -           -       15,592     (15,625)          -
  For aborted acquisition                  -         -       40,000          40     140,510          -            -
Exercise of options                        -         -       75,000          75     112,424          -            -
Conversion to common                 (318,666)     (319)    318,666         319          -           -            -
Net Loss                                   -         -           -           -           -      187,346     (716,511)
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------
BALANCES, 12/31/96                    694,666       694     724,480         725   1,285,012     (59,045)  (1,197,318)

Stock issued for cash                      -         -      120,000         120      14,880          -            -
  For officers' compensation           33,334        33          -           -        3,842      (3,875)          -
Conversion to common                 (100,000)     (100)    100,000         100          -           -            -
Net loss                                   -         -           -           -           -       37,979      (55,438)
                                    ---------  --------   ---------  ----------   ---------   ---------   ----------
BALANCES, 12/31/97                    628,000       627     944,480         945   1,303,734     (24,941)  (1,252,756)

(Continued on next page)

See accompanying selected information.
                                       6


                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                     STATEMENT OF STOCKHOLDERS' EQUITY

(Continued from previous page)

                                                                                                          Accumulated
                                                                                  Additional   Unearned  Deficit During
                                     Preferred Stock           Common Stock        Paid-In      Compen-   Development
                                      Shares    Amount      Shares     Amount      Capital      sation       Stage
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------

Stock issued for cash                      -   $     -       800,000  $      800  $  199,200   $      -   $        -
  For services                             -         -     2,120,000       2,120      92,255          -            -
  To officers and directors                -         -       320,000         320      59,680
  For diesel license                       -         -     2,000,000       2,000      60,500          -            -
Conversion to common                 (403,334)     (403)     403,334         403          -           -            -
Net loss                                   -         -            -           -           -       24,941     (305,561)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/98                    224,666       224    6,587,814       6,588   1,715,369          -    (1,558,317)

Stock issued for cash                      -         -       146,800         147      35,653          -            -
  For services                             -         -     1,103,334       1,103     247,179          -            -
  For equipment                            -         -        33,200          33       8,267          -            -
  To officers and directors                -         -     1,425,000       1,425     408,808          -            -
Conversion to common                  (61,334)      (61)      61,334          61          -           -            -
Net loss                                   -         -            -           -           -           -      (802,722)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/99                    163,332       163    9,357,482       9,357   2,415,276          -    (2,361,039)

Stock issued for cash                      -         -     1,414,000       1,414     357,336          -            -
  For services                             -         -     1,642,666       1,643     600,024          -            -
  As promotion                             -         -         1,600           2       3,199          -            -
Conversion to common                 (163,332)     (163)     163,334         163          -           -            -
Net loss                                   -         -            -           -           -           -      (717,012)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/00                         -         -    12,579,082      12,579   3,375,835          -    (3,078,051)

Stock issued for cash                      -         -       195,000         195     104,805          -            -
  For services                             -         -     1,749,487       1,749     293,087          -            -
  To officers and directors                -         -       850,000         850      77,690          -            -
  For rent                                 -         -        17,500          18       6,232          -            -
Net loss                                   -         -            -           -           -           -      (623,811)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/01                         -         -    15,391,069      15,391   3,857,649          -    (3,701,862)

(Continued on next page)

See accompanying selected information.
                                       7


                                     KLEENAIR SYSTEMS, INC.
                                  (A Development Stage Company)
                         CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(Continued from previous page)

                                                                                                          Accumulated
                                                                                  Additional   Unearned  Deficit During
                                     Preferred Stock           Common Stock        Paid-In      Compen-   Development
                                      Shares    Amount      Shares     Amount      Capital      sation       Stage
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------

Stock issued:  For cash                    -   $     -     2,804,545  $    2,805  $1,717,195   $      -   $        -
  For services                             -         -     1,201,692       1,202     404,232          -            -
  For Acquisition of Carbon Cloth          -         -       873,250         873     968,434          -            -
Contributed inventory                      -         -            -           -       12,207          -            -
Net loss                                   -         -            -           -           -           -    (1,119,045)
                                    ---------  --------   ----------  ----------  ----------   ---------  -----------
BALANCES, 12/31/02                         -         -    20,270,556      20,271   6,959,717          -    (4,820,907)

Stock issued:
  For cash                                 -         -       750,000         750      74,250          -            -
  To officers and directors                -         -     7,600,000       7,600     511,490          -            -
  For services                             -         -     2,801,605       2,801     460,839          -            -
Net loss                                   -         -            -           -           -           -    (2,147,297)
                                    ---------  --------   ----------  ----------  -----------  ---------  -----------
BALANCES, 12/31/03                         -         -    31,422,161      31,422   8,006,296          -    (6,968,204)

Stock issued:
  For cash                                 -         -       750,000         750       74,250         -           -
  To officers and directors                -         -     1,200,000       1,200       78,519         -           -
  For investments                          -         -    20,527,999      20,528    1,387,706         -           -
  For services                             -         -     4,200,046       4,200      408,945         -           -
Net loss                                   -         -            -           -            -          -    (1,604,617)
                                    ---------  --------   ----------  ----------  -----------  ---------  -----------
BALANCES, 12/31/04                         -         -    58,100,206      58,100    9,955,716         -    (8,572,821)

Stock issued:
  For cash                                 -         -     3,000,000       3,000       72,000         -            -
  For services                             -         -     1,251,200       1,251       35,443         -            -
Net loss                                   -         -            -           -            -          -      (476,767)
                                    ---------  --------   ----------  ----------  -----------  ---------  -----------

BALANCES, 09/30/05                         -   $     -    62,351,406  $   62,351  $10,063,159  $      -   $(9,049,588)
                                    =========  ========   ==========  ==========  ===========  =========  ===========

See accompanying selected information.
                                       8


                           KLEENAIR SYSTEMS, INC.
                       (A Development Stage Company)
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
           For the Nine Months Ended September 30, 2005 and 2004

                                                                   Cumulative
                                                                  During Devel-
                                               2005        2004   opment Stage
                                           ----------  ----------- -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                  $ (476,767) $(1,220,628)$(9,049,588)
 Adjustments to reconcile net loss to net
 cash provided by operations:
  Losses prior to current ownership                -            -      151,518
  Depreciation                                 28,975       36,836     192,086
  Amortization of intangibles                  92,714       95,421     403,807
  Amortization of prepaid expenses             12,450       15,908   1,266,093
  Stock issued for services                    36,695      472,483   3,291,431
  Stock issued for extraordinary loss              -            -      140,550
  Deferred income taxes                            -            -     (397,852)
  Bad debts                                        -         1,000     221,000
  Loss on disposition of assets                 7,674           -        7,674
  Loss on sale of marketable securities        78,631       92,747     180,518
  Unrealized loss/(gain) on marketable
    securities                                (54,289)          -      137,588
 Changes in operating assets and liabilities:
  Accounts and note receivable                 66,743      (51,393)     71,882
  Inventory                                      (151)      19,633      (1,965)
  Prepaid expenses                              5,437      (15,500)   (261,563)
  Accounts payable and accrued expenses       (11,161)    (224,117)    107,674
  Customer deposit                             50,000           -       50,000
                                           ----------  -----------  ----------
Net Cash Used by Operating Activities        (163,049)    (777,610) (3,489,147)
                                           ----------  -----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Property and equipment                        (4,473)      (8,276)   (270,187)
 Patent licensing costs                       (19,505)     (47,347)   (248,271)
 Proceeds from disposition of assets            9,750           -        9,750
 Business acquisition                              -            -      (44,820)
 Proceeds from sale of stock                   51,645      814,408     970,913
 Notes receivable and advances                     -      (105,206)   (220,000)
                                           ----------  -----------  ----------
Net Cash Provided/(Used) by Investing
   Activities                                  37,417      653,579     197,385
                                           ----------  -----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from issuing stock                   75,000       75,000   3,021,826
 Capital lease obligation                          -            -        7,765
 Payments on capital lease                         -          (372)     (7,765)
 Foreign currency translation adjustment           -           745          -
 Proceeds from loans from related parties       2,922       91,000     434,521
 Advances from directors                           -        37,590          -
 Repayments to related parties                (21,000)     (95,503)   (145,599)
                                           ----------  -----------  ----------
Net Cash Provided/(Used) by Financing
   Activities                                  56,922      108,460   3,310,748
                                           ----------  -----------  ----------
Net Increase/(Decrease) in Cash               (68,710)     (15,571)     18,986

 Cash at Beginning of Year                     87,696       28,739          -
                                           ----------  -----------  ----------
CASH AT END OF PERIOD                      $   18,986  $    13,168  $   18,986
                                           ==========  ===========  ==========
SUPPLEMENTAL CASH FLOW INFORMATION:

     See Note 2.

See accompanying selected information.
                                     9

                           KLEENAIR SYSTEMS, INC.
                      (A Development Stage Enterprise)
         SELECTED INFORMATION FOR CONSOLIDATED FINANCIAL STATEMENTS
                             September 30, 2005
                                (Unaudited)

NOTE 1:   BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions of Regulation S-B.  They do not include all information and footnotes required by generally accepted accounting principles for complete financial statements.  However, except as disclosed herein, there has been no material change in the information included in the Company's Annual Report on Form 10-KSB for the year ended
December 31, 2004.  In the opinion of Management, all adjustments
(consisting of normal recurring accruals) considered necessary for a fair presentation have been included.  The report of Robert Early & Company, P.C.
commenting on their review accompanies the financial statements included in
Item 1 of Part 1.  Operating results for the nine-month period ended
September 30, 2005, are not necessarily indicative of the results that may be expected for the year ending December 31, 2005.

NOTE 2:   SUPPLEMENTAL CASH FLOW DISCLOSURES

The following table sets forth supplemental cash flow disclosures.

                                                                   Cumulative
                                                                  During Devel-
                                               2005        2004   opment Stage
                                           ----------  ----------- -----------
Cash payments for:
   Interest                                $    2,662  $     4,612 $    16,557
   Income taxes                                    -            -           -

Non-cash investing and financing transactions:
 Stock issued for:
  Compensation and directors' fees         $       -   $    79,985 $ 1,417,850
  Services and prepaid services                36,695      392,498   3,193,095
  Equipment                                        -            -        8,300
  Patent licensing                                 -            -       14,900
  Repurchase of U.S. diesel license                -            -       62,500
  Acquisition of National Diversified
    Telecom, Inc.                                  -            -      140,550
  Sale of marketing licenses for notes
    receivable                                     -            -    1,736,558
  Acquisition of Carbon Cloth
    Technologies, Inc.                             -            -      981,514
  Uncompleted business acquisition                 -            -       87,500
  Investment in marketable security                -     1,408,324   1,408,234

                                    10

NOTE 3:   STOCK TRANSACTIONS

During the first quarter of 2005, the Company issued 1,500 unrestricted S-8 common shares valued at $150 for clerical services.

During the second quarter of 2005, the Company issued 1,000,000 restricted common shares valued at $24,000 to Servotech for product development costs.
Another 3,000 unrestricted S-8 common shares valued at $240 were issued for clerical services.  An investor purchased 1,000,000 restricted common shares for $25,000.

During the third quarter of 2005, an investor purchased 2,000,000 restricted common shares for $50,000.  The Company also issued 243,700 restricted common shares in payment of $12,185 in legal fees and 3,000 unrestricted S-8 common shares valued at $120 for clerical services.

NOTE 4:  PROPERTY AND EQUIPMENT

The Company has purchased testing equipment, test vehicles, and office equipment and furniture as presented in the following table.  Depreciation expense for the first two quarters of 2005 and 2004 was $28,975 and $36,836, respectively.

    Office furniture and equipment                     $   62,358
    Test vehicles                                          28,928
    Analysis equipment                                    164,432
                                                       ----------
                                                          255,718
    Accumulated depreciation                             (185,105)
                                                       ----------
    Net property and equipment                         $   70,613
                                                       ==========

During the second quarter of 2005, the Company reached the end of its lease and moved its offices.  As part of the move, certain fixed assets were sold or otherwise disposed of.  Proceeds from the sales totaled $9,750.  The cost of the assets sold and disposed of totaled $26,277 and accumulated depreciation on these assets totaled $9,096.

NOTE 5:   ACCOUNTS RECEIVABLE FROM RELATED PARTIES

Accounts receivable from related parties consists of amounts due from the
Company's affiliate in England.  KleenAir Systems International, Plc
(trading symbol KSIP.L) is partially owned by the Company.  The Company's
President also serves as Chairman of the board and President of KSIP.

During the third quarter, the Company sold the primary rights to its diesel
NOxMaster (TM) to KSIP in exchange for $180,210 to be paid out of a public offering being arranged by KSIP.  See Note 7 for additional discussion.

NOTE 6:   MARKETABLE SECURITIES

During 2004, the Company acquired an investment in Langley Park Investments
Trust in England in exchange for the issuance of a large block of its stock.

                                    11

(See the financial statements for the year ended 12/31/04, Note 13.)  The
Langley Park investment was partially sold during 2004 and partially held at the end of the year.

During the second quarter of 2005, the Company sold an additional block of these shares and received proceeds of $51,645.  A net loss of $9,964 was recognized after adjusting for previous unrealized losses.

The following table presents information regarding the Company's investments in marketable securities at June 30, 2005.  This security is being held as a trading security.

     Aggregate cost basis                                $  256,803
     Unrealized gain/(loss)                                (137,588)

     Aggregate fair value (carrying value)               $  119,215

NOTE 7: SALE OF PATENT RIGHTS

During the third quarter, as mention above, the Company entered into an agreement to sell the primary rights to the patents related to the diesel version of its NOxMaster (TM) technology to its British affiliate.  The
Company retained its 8% royalty for sales of products related to this technology and received a license to market products within the North
American continent.

This transaction has resulted in recognizing the sale through recording the receivable and removing patent cost of $226,101 and accumulated patent amortization of $45,607, for a net gain of $156.

NOTE 8: PLANNED TRANSACTIONS

During the third quarter, the Company entered into agreements to purchase two privately held, commonly-controlled entities.  Although these agreements were announced, they were never consummated and are no longer valid agreements.

                                    12

Item 2. Management's Discussion and Plan of Operation

RESULTS OF OPERATIONS

Revenues for the three months of the third quarter of 2005 were $0 compared to $36,676 with cost of goods sold at $1,572 and $23,086, respectively, for the same period last year. Revenue for the first nine months amounted to
$49,384 compared to $40,995 during the first nine months of 2004, with cost of goods at $41,196 and $32,445. This revenue was primarily related to sales of Carbon Cloth Technology's CarbonGuard(TM) with more units being installed on New York City Transit buses and also sales to Ferrari Motor Company of
Italy.

Gross profit for the quarter was ($1,572) compared to a gross profit of
$13,590 last year and for the year-to-date was $8,188 compared to a gross profit of $8,550 for the same period in the previous year.

Operating expenses for the third quarter of 2005 were reduced from $226,890 in 2004 to $104,342 in 2005. For the nine month period expenses have been reduced from $995,765 to $401,164. The main areas of saving have been in consultant fees and rent. As of April, the Company moved into smaller facilities and moved its dynamometer and testing equipment into a Dinex facility where the two companies can share our testing capability.

Loss for the quarter was down from $253,920 in 2004 to $92,772 for 2005. For the year-to-date the cumulative loss has been $476,767, down from a loss of
$1,220,628 in the same period last year.

LIQUIDITY AND SOURCE OF CAPITAL

The Company has continued to make private placements of stock to meet its working capital needs and has arrangements in place to sell more stock as and when needed. It has also sold part of its stock in Langley Park
Investment Trust in London, the proceeds from which have been utilized to meet current working capital requirements. In addition, various officers and directors have made short-term loans to the Company as needed. In 2004, private placements plus the sale of the Company's investment in Jubilee
Investment Trust met the working capital requirement for the year in the absence of cash generated from sales revenue.

GENERAL DISCUSSION AND PLAN OF OPERATIONS

The Company was incorporated under the laws of the State of Nevada on
February 4, 1986, under the name of Covington Capital Corporation.  In 1986, the Company filed an S-18 and registered certain stock. From 1989 through
1993, the Company underwent a series of name changes in order to explore various business opportunities. However, none of the business opportunities was successfully completed.

In April 1995, under the name Investment and Consulting International, Inc., the Company acquired a patent for a proprietary device designed to neutralize nitrogen oxide automobile emissions from a separate company which was then known as KleenAir Systems, Inc.  Simultaneously with the acquisition of the patent, the Company acquired the right to use the corporate name KleenAir Systems, Inc., and changed to its current name.

                                    13

Since acquiring the patent in 1995, the Company has been a developmental stage company and has worked toward the completion of the development and testing of the NOxMaster(TM) technology.  The Company owns U.S. Patent
#5,224,346 - Engine NOx Reduction System issued in 1993 and U.S. Patent
#5,609,026 - Engine NOx Reduction issued in 1997.  In 1999 the Company was issued a third patent on Ammonia Injection in NOx Control, U.S. Patent
#5,992,141.  The Company has applied for and maintained patent protection under the Patent Cooperation Treaty (PCT) to protect its intellectual property in a variety of countries that are significant producers of automotive products.

The Company has applied for additional patents related to its NOxMaster(TM)
technology, two of which have been granted.  The U.S. Patent #6,446,940 has been issued for a new emission control device, the Sonic Flow Carburetor, which atomizes fuel on gasoline powered engines, enhancing operating efficiency and reducing emissions.  An additional U.S. Patent #6,499,463 has been issued for a device which atomizes diesel fuel to enhance the performance of and reduce emissions in diesel engines. Patent awards have now been confirmed for several European countries including the U.K.,
Germany, France, Italy, Spain and Sweden, and anticipated soon for Japan,
Brazil, and China.

The Company occupies 2,000 square foot facility at 27121 Aliso Creek Road,
Suite 120, Aliso Viejo, CA 92656.  The Company has loaned its R & D testing equipment to its strategic partner, Dinex Exhausts, Inc., which is occupying a several-thousand square foot facility in the City of Industry. The arrangement calls for Dinex to conduct tests and evaluations on this equipment of systems to be presented to the California Air Resource Board
(CARB) and the Environment Protection Agency (EPA). The Company and Dinex
will jointly apply for Retrofit Verification to these agencies for certain applications of it technology. KleenAir will, from time to time, continue to use the equipment, of which it has retained ownership, for its own exclusive testing and development programs.

As a result of an extensive test and evaluation program funded by the Energy
Savings Trust (EST) and implemented on a variety of vehicles over the last four years, the Company has now been included as an approved vendor on the
EST Cleanup Register in a number of categories.  It is currently undergoing an additional test program for EST on several London taxicabs incorporating an updated light duty combination particulate filter and NOxMaster(TM) NOx reduction system manufactured and installed by the Company's licensee in
Europe, Dinex A/S. These tests are expected to conclude in March prior to anticipated commencement of installations of selected technologies in the
May/June period.

Some forty Light Commercial Vehicles have been installed with these combination particulate and Nox reduction systems in the fleet of a major
U.K. local authority. In addition, systems have been installed on twenty-
four London sightseeing buses.

The Company is the only entry in the SCR category for retrofit. In addition, the Company's Selected Catalytic Reduction and Filter (SCRF) systems, which combine high levels of emission reduction for both NOx and PM (particulates)
together with CO and HC, has become the sole entry for light and medium duty vehicles in a new especially-created category called SCRF, which has the highest level of funding grants. The Eminox is the only other SCRF product for heavy duty and has recently been added to the Clean Up. The Company's

                                    14

systems have now been qualified for a variety of vehicles ranging from light-duty taxi applications, to light commercial vans, shuttle buses and heavy duty bus transport applications.

This opens the door to product launches in a variety of market segments in the U.K., and subsequently, in other European countries such as Germany and
Denmark.  Eight SCRF systems have been installed on buses in Copenhagen.

Distribution and supply agreements have been concluded through the Company's
U.K. affiliate with Dinex A/S of Denmark and Dinex Exhaust Systems Ltd of the U.K. for the KleenAir product line.  Dinex specializes in after-market sales of particulate filters, silencers and exhaust system components for medium and heavy-duty diesel-powered vehicles.  The supply agreement will enable the Company to source product at most favored nation pricing and distribute to its own list of customers in Europe and elsewhere. The Company is in negotiation with a number of fleet operators with a view to retrofitting and upgrading vehicles to Euro 3 requirements.

Distribution and supply agreements for the KleenAir product line have been concluded with Dinex Exhaust Systems, Inc., a wholly owned US subsidiary of
Dinex A/S of Denmark, with which the Company has European distributorship and supply agreements. It is expected that Dinex will be applying for CARB and EPA Retrofit Verification Programs for various types and sizes of vehicles for both NOx and particulate reduction.

During 2003, over $750,000 of system components were shipped to Dinex.
However, in October 2003 the EST suspended funding payments due to budget problems and these were not reinstated until April 2004. Orders for systems for over 100 buses, worth $500,000 in Company sales, were put on hold. The
Company is awaiting clarification as to whether these orders will now be funded or whether new applications have to be filed to fund these systems.
As of the current date, only limited funding has been released for special programs and it is not clear whether this will include taxis. It is hoped that some of the bus applications applied for will be processed.

The Public Carriage Office (PCO) has announced a mandate for the upgrade of some 17,500 London Taxis to Euro 3 emission standards. The PCO has recently announced that the start date for this program will be delayed from January
2005 until July 2006. It is expected that there will be 3,500 upgrades for
2006, for which Company deliveries from the US to Europe would need to commence during the first quarter of 2005. The estimated number for 2007 is
9,000 with a further 5,000 in 2008. The Company expects that its strategic partner Dinex will be the principal supplier of systems for this application with a net revenue potential to the Company of over $500 per vehicle.

In his post-election policy statement in July 2004, the Mayor of London, Ken
Livingstone, outlined plans for a Low Emission Zone for all areas of London within the M25 Ring Road. It is estimated that this will impact up to 50,000 vehicles by the end of 2007 and a further 100,000 to 200,000 by the end of
2010. The Company's products already qualify to meet the required emission standards for such mandated upgrades and have been approved by the Energy savings Trust for such applications.

The London Taxicab Upgrade Program, as a portion of the Low Emission
Strategy, has been clearly mandated for commencement as of July 1, 2006, for taxis renewing their permits as of that date and from then forward. During the following two years it is anticipated that some 14,000 taxis will upgrade to Euro 3 standards

                                    15

The Company has formed a consortium together with Dinex, ATS Euromaster (a subsidiary of Michelin), Air Products Plc and Terra Nitrogen(UK) Ltd for the
purpose of creating and supporting the infrastructure for ammonia supply, installation and maintenance.  It is anticipated that a similar consortium with the same members will be formed to handle the U.S. infrastructure once
EPA and CARB Retrofit Verification has been received.

As the U.K. market is on the threshold of major commercial advances in the use of SCR for retrofit programs, such as London taxis and buses, the
Company, in consultation with the Department For Transport (DFT) and Energy
Savings Trust (EST), has moved to pull together all the resources necessary for a reliable, efficient and cost-effective infrastructure to support the implementation of its Selected Catalytic Reduction and Filter (SCRF) systems on a variety of vehicles for a number of different applications across the
U.K.

U.S. testing continues of the NOxMaster(TM) Diesel Catalytic Converter together with its NOxMaster(TM) Ammonia Injection System to present an integrated system for the elimination of emissions from diesel powered mobile sources.  The Company has received an EO certification from the
California Air Resources Board (CARB) for off- road and stationary engine applications, which will enable it to commence sales of its products in
California.

The Company has now received approval from CARB for its applications for
Retrofit Verification for medium heavy-duty vehicles using its NOxMaster(TM)
NOx reduction system.  Approval has also been received from the EPA to proceed with an application for certification of the combination package of its Oxidizing Particulate Trap (OPT) with the NOxMaster(TM) for both high particulate reduction as well as high NOx reduction.  However, the Company has negotiated an arrangement with the EPA and CARB for a single testing protocol that would satisfy both their requirements rather than having to bear the considerable cost of running two separate test programs for the same product. Applications have been on file with both institutions for a long time. The actual Retrofit Verification Program is currently expected to commence during the first quarter of 2006.

The Company's wholly-owned subsidiary, Carbon Cloth Technologies, Inc.
(Carbon Cloth), of Malibu, California, is a manufacturer of automotive thermal management systems.  Carbon Cloth has several years of experience developing thermal solutions for such motorsports industry leaders as
Ferrari, Mercedes-Benz and Penske, that has enabled development of the
CarbonGuard(TM), a significant addition to the battle on pollution.  It has applied for patents in automotive thermal management systems.

At present the CarbonGuard(TM) is used to enhance the effectiveness of particulate filters.  These filters need to maintain 300 degrees centigrade for 30% of a vehicle's operating time otherwise the filters clog and create back pressure.  Wherever particulate filters are currently installed, estimated to be at least 30,000 units at present, the CarbonGuard(TM) can improve performance and save maintenance expense. Filter technology has come to prominence recently as both the Environmental Protection Agency (EPA) and the California Air Resource Board (CARB) have determined that particulates from vehicle emissions are a serious public health problem.

The CarbonGuard(TM) is already installed on over 1,000 New York City Transit
Authority buses as enhancements for the operating efficiency of its installed base of particulate traps.  It has been selected as a sole source product for this application.

                                    16

ServoTech is a licensee of Ford Motor Company on SCR injection technology.
It's SOBRIS(TM) product is under test and evaluation by a number of automotive manufacturers in the U.S. and Europe. The Company is working with
ServoTech on component development that incorporates injection controller and reduction delivery technology suitable for effective implementation of its systems and such controllers have been incorporated in the pilot installations currently in use in the U.K.

Once production and sales begin, the Company anticipates initially employing
15 to 20 employees, primarily in management, technical, and administrative capacities.  The Company is actively seeking sources of funding for its operating capital requirements both to complete its test and evaluation programs and to support initial sales and production.

The Company is negotiating potential licensing and other commercial arrangements with certain international companies in the automotive industry, subject to completion of satisfactory test and evaluation programs.

The U.K. affiliate, KleenAir Systems International Plc, has successfully raised approximately $1,500,000 in private equity funding.  This funding diluted the Company's ownership interest to approximately 23%. The funding strategy is designed to provide the working capital necessary to fully exploit the commercialization opportunity in Europe for the Company's products.

In June 2005, the Company signed an exclusive distribution agreement for
China with AirTek, Inc. of Hobart, IN of certain products of AirTek's CATCO catalyst manufacturing wholly-owned subsidiary.  The Company also signed a contract with Chongqing Qinchuan Industrial Group (CQIG) requiring them to purchase 150,000 catalysts and substrates over a three-year period, with a value amounting to approximately $10,000,000.

OFF-BALANCE SHEET ARRANGEMENTS

As of September 30, 2005, the Company had no off-balance sheet arrangements.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Where this Form 10-QSB includes "forward-looking" statements within the meaning of Section 27A and Section 21E of the Securities Act, the Company
desires to take advantage of the "safe harbor" provisions thereof.
Therefore, the Company is including this statement for the express purpose of availing itself of the protections of such safe harbor provisions with respect to all of such forward-looking statements.  The forward-looking statements in this Form 10-QSB reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from those anticipated.  These risks include, but are not limited to, economic conditions, changes in environmental regulations, the market for venture capital, etc.  In this Form 10-QSB, the words "anticipates," "believes," "expects," "intends," "future" and similar expressions identify forward-looking statements.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that may arise after the date hereof.  All subsequent written and oral forward-looking statements attributable to the
Company or persons acting on its behalf are expressly qualified in their entirety by this section.

                                    17

Item 3:   Controls and Procedures

  (a)  The management of KleenAir Systems, Inc. carried out an evaluation, under the supervision and with the participation of the Company's management, including the Corporation's Chief Executive Officer and
       Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures as of
       September 30, 2005, pursuant to Rule 13a-15 of the Securities
       Exchange Act of 1934, as amended (the "Exchange Act").  Based on that evaluation, the Company's Chief Executive Officer and Chief Financial
       Officer concluded that the Corporation's disclosure controls and procedures were effective as of September 30, 2005, in timely alerting them to material information relating to the Corporation required to be included in the Corporation's periodic Exchange Act filings.

  (b)  There have been no significant changes in the Corporation's internal controls or in other factors which could significantly affect its internal controls subsequent to the date the Corporation carried out its evaluation.

PART II  - OTHER INFORMATION

Item 6.  Exhibits and Reports on Form 8-K.

     Exhibit 23 -- Accountants' consent to incorporation by reference

     Exhibit 31 -- Certification of President and Chief Financial Officer
                   pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     Exhibit 32 -- Certification of Chief Executive Officer and Chief
                   Financial Officer pursuant to 18 U.S.C. Section 1350, as
                   adopted pursuant to Section 906 of the Sarbanes-Oxley Act
                   of 2002.

     Reports on Form 8-K  --  None

                             SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   KLEENAIR SYSTEMS, INC.

Date:  December 14, 2005           /s/ LIONEL SIMONS
                                   --------------------------------
                                   By: Lionel Simons, President,
                                   Secretary, Principal Accounting Officer,
                                   and Principal Financial Officer

Exhibit F

             Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Innovay, Inc.
Carlsbad, California.

We have audited the accompanying balance sheet of Innovay, Inc. as of October 31, 2005, and the related statements of operations, stockholders' deficit, and cash flows for the period from November 23, 2004 (inception) to October 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Innovay, Inc. as of October 31, 2005, and the results of its operations and its cash flows for the period from November 23, 2004 (inception) to October 31, 2005, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 13 to the financial statements, the Company has loss from operations amounting $243,655 and has a working capital deficiency of $2,490,132. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 13. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kabani & Company, Inc.
Certified Public Accountants

Los Angeles, California.
December 9, 2005

INNOVAY, INC.
Balance Sheet
(A Development Stage Company)
As of October 31, 2005

ASSETS

CURRENT ASSETS
Cash & cash equivalents	$20,101
Marketable securities	520,229
Total current assets	540,330

Equipment, net	1,596
Intangible assets, net	3,430,327
$3,972,253

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accrued expenses	$1,690
Loan Payable	90,000
Loan from shareholders	19,208
Notes payable - current	2,919,564
Total current liabilities	3,030,462

Notes payable - long term	637,161

STOCKHOLDERS' EQUITY:

Common stock, no par value, 100,000 shares authorized,
57,471 shares issued and outstanding	684,325
Unrealized loss on marketable securities	(53,215)
Accumulated deficit	(326,480)
Total stockholders' equity	304,630
$3,972,253

The accompanying notes are an integral part of these financial statements

INNOVAY, INC.
Statements of Operations
(A Development Stage Company)
For the Period From November 23, 2004 (inception) to October 31, 2005

OPERATING EXPENSES
Professional fees	$16,690
Depreciation including amortization	127,091
Communication, travel & entertainment	31,465
Other expenses	2,505

Total operating expenses	177,751

OTHER INCOME AND EXPENSES
Interest expense	49,348
Realized loss on sale of marketable securities	16,556
Total other income (expenses)	65,904

Net loss	(243,655)

Other comprehensive loss:
Unrealized loss on marketable securities	(53,215)

Comprehensive loss	$(296,870)

Loss per common share:

Basic and diluted loss per common share	$(7.04)

Basic and diluted weighted average number of common shares	34,604

The accompanying notes are an integral part of these financial statements

INNOVAY, INC.
(A Development Stage Company)
Statements of Stockholders' Equity
For the Period From November 23, 2004 (inception) to October 31, 2005

			Deficit
			accumulated			Total
			during the		Other	stockholders'
	Common stock		development		comprehensive	equity
	Shares	Amount	stage		loss	(deficit)

Balance at inception (November 23, 2004)	-	$ -	$ -		$ -	$ -

Issuance of founder's share	30,000	1,500	-			1,500
Deemed dividend, Issuance of common stock to related party	3,333	82,825	(82,825)			-
Issuance of common stock for marketable securities	24,138	600,000	-			600,000
Unrealized loss on marketable securities					(53,215)	(53,215)
Net loss for the period from inception
(November 23, 2004) to October 31, 2005	-	-	(243,655)			(243,655)

Balance at October 31, 2005	57,471	$ 684,325	$ (326,480)	#	$ (53,215)	$ 304,630

The accompanying notes are an integral part of these financial statements

INNOVAY, INC.
Statements of Cash Flows
(A Development Stage Company)
For the Period From November 23, 2004 (inception) to October 31, 2005

Cash flows from operating activities:
Net loss	$(243,655)
Adjustment to reconcile net loss to net cash used in
operating activities:
Depreciation and amortization	127,091
Imputed interest	49,348
Loss on sale of marketable securities	16,556
Increase (decrease) in assets and liabilities
accrued expenses	1,690
Net cash used by operating activities	(48,970)

Cash flow from investing activities:
Proceeds from sale of securities	100,000
Purchase of equipment	(1,637)
Net cash provided by investing activities	98,363

Cash flows from financing activities:
Payment on notes payable	(50,000)
Loan from shareholders	19,208
Proceeds from stock issuance	1,500
Net cash used by financing activities	(29,292)

Net increase in cash & cash equivalents	20,101

Cash & cash equivalents, beginning	-

Cash & cash equivalents, ending	$20,101

The accompanying notes are an integral part of these financial statements

[Missing Graphic Reference]

INNOVAY, INC.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Innovay, Inc., a California Corporation was incorporated on October 23, 2004. Innovay’s main focus is to purchase licensing rights from US-based pharmaceutical companies and sublicense these rights to Asian Pharmaceutical companies.

The Company is a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. All losses accumulated since inception has been considered as part of the Company's development stage activities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104. Revenue is recognized when a formal arrangement exists, the price is fixed or determinable, all obligations have been performed pursuant to the terms of the license agreement and collectibility is reasonably assured. Generally, the Company extends credit to its customers and does not require collateral. The Company performs ongoing credit evaluations of its customers and historic credit losses have been within management's expectations.

Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Advertising

The Company expenses advertising costs as incurred.

Investments

Investments represent investment in marketable equity securities. Investments are classified into categories in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS No. 115"). At October 31, 2005, all of our investments are classified as available-for-sale, which are reported at fair value with related unrealized gains and losses in the value of such securities recorded as a separate component of comprehensive income (loss) in stockholders' equity until realized

Property & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of five to seven years.

Long-lived assets

Effective October 23, 2004, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

Fair value of financial instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Basic and diluted net loss per share

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Stock-based compensation

The Company has adopted the disclosure provisions only of SFAS 123 and continues to account for stock based compensation using the intrinsic value method prescribed in accordance with the provisions of APB No. 25, Accounting for Stock Issued to Employees, and related interpretations. Common stock issued to employees for compensation is accounted for based on the market price of the underlying stock, generally the average low bid price.

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 96-18 ("EITF 96-18"), "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services". Common stock issued to non-employees in exchange for services is accounted for based on the fair value of the services received.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results.

Recent Pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. We are evaluating the effect the adoption of this interpretation will have on its financial position, cash flows and results of operations.

In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on the Company's consolidated financial position or results of operations.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment comprised of following on October 31, 2005:

Office Equipment $ 1,637

Less Accumulated Depreciation   (41)
 $ 1,596

NOTE 4 -INTANGIBLE ASSETS
Licensing rights are recorded at cost. Cost of acquired licenses is amortized on the straight-line method over their remaining economic useful live of 15 years. Amortization expense for the period was
$ 127,050.

Contract Rights -     Zengen      $2,807,377
Contract Rights -     Innozen          750,000
                 Total        3,557,377
    Amortization     (127,050)
                        $3,430,327

Amortization expenses for the next five years are as follows:

Fiscal year -2006      $ 215,790
                            -2007         215,790
    -2008                215,790
    -2009        215,790
                    -2010         215,790
   Thereafter    2,351,380
Total   $3,430,330

NOTE 5 - MARKETABLE SECURITIES

The Company is a beneficiary to marketable securities held into the escrow account. The Company received these securities from an investor as consideration for shares issued. The securities were valued at their fair value of $600,000 at the date of the transaction as per the stock purchase agreement dated September 23, 2005. The Company issued 24,138 shares of common stock at 24.85 per share.

On October 18, 2005 the Company sold $116,556 worth of securities for $100,000 and realized a loss of $16,556.

On October 31, 2005 the market value, cost and unrealized loss were $520,229, $ 573,215 and 53,215 respectively.

NOTE 6 - LOAN PAYABLE

The Company has a loan payable of $90,000 from a third party. The loan does not bear any interest, is unsecured and is payable on demand. The loan was given in the form of marketable equity securities.

NOTE 7 - NOTES PAYABLE

Note payable - Zengen, Inc.     $3,000,000
Note payable - InnoZen, Inc         700,000
Unamortized Interest           (143,275)
                       $3,556,725

Current Portion        $2,919,564
Non-current Portion        637,161
        Total                    $3,556,725

The Zengen Note Payment Terms are as follows:

a)
License Fee: In consideration of the license rights granted in the License Agreement, the Company shall pay $1,000, 000 into escrow as follows: (i) $250,000 on September 30, 2005, (ii) $250,000 on February 15, 2006, (iii) $250,000 on May 15, 2006, and (iv) $250,000 on August 15, 2006. The License Fee Payment may be paid in cash or in equity securities publicly traded on a national stock exchange in the United States.

b)	Escrow: The parties shall enter into a separate Escrow Agreement regarding the maintenance of the License Fee Payment pending its final payment to Zengen.

On July 15, 2005 the parties amended the “License and Collaboration Agreement” as follows:

a)
License Fee: In consideration of the additional technology (as described below) being licensed to the Company and for an expansion of the Territories (as described below) covered by the License Agreement, the Company shall pay additional $2,000,000 into escrow as follows: (i) $350,000 on November 30, 2005, (ii) $500,000 on April 15, 2006, (iii) $500,000 on July 15, 2006, and (iv) $650,000 on October 15, 2006. The License Fee Payments may be paid in cash or in equity securities publicly traded on a national stock exchange in the United States.

b)
Licensed Technology: The definitions for the “Licensed Compound”, “Licensed Field”, “Licensed Know-How” and “Licensed Patents” shall be modified in the License Agreement to include Zengen’s Nasal Gel Delivery technology

c)	Territory: In addition to South Korea, the “Territories” for the Nasal Gel Delivery technology shall include Australia, China, Japan, Malaysia, New Zealand, the Philippines and Thailand.

On July 18, 2005 the parties modified the schedule of the License Fee Payments arising from July 15, 2005 amendment of the “License and Collaboration Agreement” as follows:

Revised Schedule for License Fee Payments: The Company shall pay $2,000,000 in License Fee Payments into escrow as follows: (i) $350,000 on April 15, 2006, (ii) $500,000 on July 15, 2006, (iii) $500,000 on October 15, 2006, and (iv) $650,000 on February 15, 2007. All other terms remain the same.

As of October 31, 2005 the Company has marketable securities worth $250,000 in the escrow with the Company as a beneficiary to meet its payment obligation to Zengen due as of September 30, 2005.

The Zengen note does not bear any interest. Accordingly, the Company has imputed interest over the payment term and has recorded the Zengen license at its present value of $ 2,807,377. The $3,000,000 note has been recorded net of unamortized interest of $142,275 as of October 31, 2005. Interest expense for the period on the note is $ 49,348. Interest is amortized over the term of the note using the interest method.

Innozen Payment Terms:
In consideration of the license, distribution and marketing rights granted in this Agreement, the Company shall pay to Innozen:

a)	(i) $250,000 on October 4, 2005, (ii) $250,000 on December 15, 2005, and (iii) $250,000 on February 15, 2006.
b)	Any amounts necessary to perform studies on the efficacy of the Product or other or other clinical studies necessary for regulatory authorities in the Territories.

As of October 31, 2005 the Company has paid $50,000 to Innozen and had $250,000 worth of marketable securities in the escrow with the Company as a beneficiary to meet its payment obligation to Innozen due as of October 4, 2005. These securities are in addition to what is required for the Zengen payment due of $250,000 as of September 30, 2005. The Innozen note does not bear interest. However, imputed interest on the Innozen note is not material.

The Company had opened an escrow account for Innozen and Zengen in separate agreements dated September 30, 2005. According to the terms of the escrow agreements, the escrow shall hold the escrow fund in its possession until instructed to deliver the escrow fund or any specified portion thereof by all parties.

NOTE 8 - LOAN FROM SHAREHOLDER

Loan from shareholder for $ 19,208 represents corporate expenses incurred and paid by the shareholder. The amount is non-interest bearing, unsecured and is due on demand.

NOTE 9 - STOCKHOLDER’S EQUITY

The Company's articles of incorporation authorize up to 100,000 shares with no par value of common stock. As of October 31, 2005, the Company has 57,471 stocks issued and outstanding.

During the period ended October 31, 2005 the company issued the following shares of common stock

On January 4, 2005, the Company issued 30,000 shares to founders for $1,500 at a nominal value of $0.05 per share for opening a bank account. At that time, the Company had insignificant tangible or intangible assets.

One September 22, 2005, the Company issued 24,138 shares to an investor for $600,000 worth of marketable securities.

On June 21, 2005, the Company issued 3,333 shares to Jovell USA Inc., a company related through common management (note 15).

NOTE 10 - INCOME TAXES

Through October 31, 2005, the Company incurred net operating losses for tax purposes of approximately $243,700. The net operating loss carry forward for federal and state purposes may be used to reduce taxable income through the year 2025. Net operating loss for carry forward for the State of California is generally available to reduce taxable income through the year 2010. The availability of the Company's net operating loss carry forward is subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

The gross deferred tax asset balance as of October 31, 2005 is $97,500. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carry forward cannot reasonably be assured. Components of deferred tax assets at October 31, 2005 are as follows:

Net operating loss     $ 97,500
========
The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statements of Operations:

Tax expense (credit) at statutory rate-federal (34) %
State tax expense net of federal tax (6) %
Changes in valuation allowance 40%
Tax expense at actual rate -

NOTE 11 - SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $0 for income tax and interest during the period ended October 31, 2005.

The Company issued 24,138 shares of common stock in exchange for $600,000 worth of marketable securities. The Company issued 3,333 shares of its common stock to acquire certain assets for $ 82,825.

Cash for investing and financing activities exclude the effect of loan of $90,000 in the form of marketable equity securities for $90,000.

NOTE 12 - BASIC AND DILUTED NET LOSS PER SHARE

Basic and diluted net loss per share for the years ended October 31, 2005 were determined by dividing net gain (loss) for the periods by the weighted average number of both basic and diluted shares of common stock. The Company did not have dilutive securities at October 31, 2005.

NOTE 13 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principle, which contemplate continuation of the Company as a going concern. However, the Company has accumulated deficit of $243,655 as of October 31, 2005. The current net loss amounted to $243,655 on October 31, 2005. The Company faces continuing significant business risks including, but not limited to, its ability to maintain vendor and supplier relationships by making timely payments when due.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

In order to address any cash flow shortages should they occur, the Company expects to receive substantial up front sublicense fees from its sub-licensees and expects to conduct private placements of debt and/or equity in the first quarter of next year.

NOTE 14 - COMMITMENTS

(a)	Zengen License

On June 15, 2005 the Company has entered into a “License and Collaboration Agreement” with Zengen, Inc. a company incorporated in California.

According to the terms of agreement the Company acquire from Zengen a license to make, have made, use and sell products incorporating the Peptides to treat certain diseases and conditions associated with fungal growth on the skin and its treatment and to collaborate with Zengen on the conception and commercialization of other products of which the Company may become aware in the future, upon the terms and conditions set forth in the said agreement

Subject to the terms of this agreement Zengen grants the Company an exclusive royalty-bearing license under the Licensed Patents and the Licensed Know-How to develop, make, have made, use, sell, offer to sell and import Product in the Territory solely for the Licensed Field. The Company shall be entitled to sublicense the foregoing license according to the terms set forth in this agreement.

In partial consideration of the license granted, the Company shall pay Zengen a royalty of fifty percent (50%) on Net Sales in the Territory during the Royalty Period.

The Company shall pay these royalties to Zengen on Net Sales in the Territory during each calendar quarter within thirty (30) days after the end of such calendar quarter.

Clinical Study Payment: In addition to the License Fee Payment, the Company agrees to pay any amounts necessary to perform studies on the efficacy of the Licensed Compounds or Products or other clinical studies necessary for regulatory authorities in the Territory

Payment: The License Fee Payment and the Clinical Study Payment shall collectively be referred to as the “Payment”. The Payments are not creditable against any other payments required to be made by the Company under the License Agreement and are not refundable. If the Company fails to make any payment provided for herein within thirty (30) days after the due date thereof as set forth above, then at Zengen’s option, the license granted to the Company in the License Agreement shall no longer be exclusive, and (b) within sixty (60) days after the due date thereof as set forth above, Zengen shall be entitled to terminate the License Agreement by written notice to the Company.

This agreement shall expire upon the later of (a) the last to expire of any patents included in the Licensed Patents and (b) the last to end of any Royalty Period for any Product then being sold in the Territory. Upon expiration (but not termination) of this Agreement, the Company’s license to use the Licensed Know-How pursuant to the terms set forth in this Agreement shall become fully paid-up, royalty-free and non-exclusive and shall survive.

(b) Innozen License:

On July 18, 2005 the Company has entered into a License Agreement with Innozen, Inc. a Delaware corporation.

According to the terms of the Agreement the Company acquires from Innozen the Licensed Technology for the purpose of formulating, developing and manufacturing film strip products for the Territories.

This Agreement contemplates certain joint development activities between the parties.

Subject to the terms set forth in this Agreement, Innozen grants the Company an exclusive license in and to the Patent Rights and the Licensed Technology (including the right to sublicense any or all of such rights in accordance with the terms of this Agreement) to make, have made, use, offer for sale and sell Products in the Territories.

The Company shall be obligated to meet the volume commitments in each Territory as defined in the table below:

	China	Japan	South Korea
Each Full Year (Commence Jan 1st)	Units of Product Purchased per Year	Units of Product Purchased per year	Units of Product Purchased per year
1st	500,000	500,000	200,000
2nd	1,500,000	1,000,000	750,000
3rd	2,500,000	2,000,000	1,000,000
4th	4,000,000	3,000,000	1,750,000
5th	5,000,000	4,000,000	2,500,000

Innozen shall provide the Company with written notice of the shortfall. The Company has thirty (30) days to meet its volume commitments for the previous year containing the short fall.

As soon as the Company receives Aggregate Consideration, that includes any other revenue from the sale or license of Products in the Territories, in excess of the License Fee Payment (the “Excess Revenue”); the Company shall begin sharing 25% of such Excess Revenue with Innozen for the remaining terms of the Agreement.

Unless terminated earlier, this Agreement shall terminate on July 17, 2020.

NOTE 15 - RELATED PARTY TRANSACTION

On June 21, 2005, the Company entered into a “Stock Purchase Agreement” with Jovell USA, Inc., a company related through common management, whereby the Company issued 3,333 shares of its common stock to Jovell in consideration of assigning and conveying to the Company all of the assets of Jovell for $82,825. The assets were valued at $0.

Since the Company and Jovell have common management the above transaction is treated as deemed dividend and is recorded at the fair value of the shares issued at $24.85 per share. The fair value of the shares is based on issuance of shares close to the date of this transaction

NOTE 16 - ASSET PURCHASE AGREEMENT (Unaudited)

Asset Purchase Agreement and Plan of Reorganization

On August 31, 2005, Kleenair Systems, Inc., a Nevada corporation (“KAIR”), and Innovay, Inc., a California corporation (“Innovay”), entered into an Asset Purchase Agreement and Plan of Reorganization Agreement (“Agreement”). A Schedule 14C Information Statement was filed in connection with such transaction.

Subsequent thereto, the parties have elected to modify the transaction in certain regards and to withdraw the Schedule 14C Information Statement in order to obtain audited financial statements for attachment. Therefore, the transaction, as modified, is expected to close in the first quarter of 2006. At that time, a new Schedule 14C information Statement will be filed.